EXHIBIT 10.1



                              AMENDED AND RESTATED

                             MASTER CREDIT AGREEMENT

                           DATED AS OF MARCH 29, 2004

                                      Among

                              30 WEST PERSHING, LLC
                                EPR HIALEAH, INC.
                               WESTCOL CENTER, LLC
                 (individually and collectively, the "BORROWER")
                                       and

                         ENTERTAINMENT PROPERTIES TRUST
                           ("EPR" and/or "GUARANTOR")


                    FLEET NATIONAL BANK, as Agent and Lender,

                   ROYAL BANK OF CANADA, as Syndication Agent,

                  JPMORGAN CHASE BANK, as Documentation Agent,



                                       and

            THE OTHER LENDERS WHICH ARE OR MAY BECOME PARTIES TO THIS
                                   AGREEMENT




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                                TABLE OF CONTENTS

                                                                            Page


 ss.1.      DEFINITIONS AND RULES OF INTERPRETATION............................9

 ss.1.1     Definitions........................................................9

 ss.1.2     Rules of Interpretation...........................................30

 ss.1.3     Accounting Terms and Determinations...............................31

 ss.2.      THE REVOLVING CREDIT FACILITY.....................................32

 ss.2.1     Increase Option...................................................32

 ss.2.2     Revolving Credit Loans............................................32

 ss.2.3     Facility Unused Fee...............................................33

 ss.2.4     Intentionally Deleted.............................................33

 ss.2.5     Intentionally Deleted.............................................33

 ss.2.6     Interest on Loans.................................................33

 ss.2.7     Requests for Revolving Credit Loans...............................34

 ss.2.8     Funds for Revolving Credit Loans..................................35

 ss.2.9     Use of Proceeds...................................................36

 ss.2.10    Letters of Credit.................................................36

 ss.2.11    Appointment of Borrower Agent.....................................39

 ss.3.      REPAYMENT OF THE LOANS............................................40

 ss.3.1     Stated Maturity...................................................40

 ss.3.2     Mandatory Prepayments.............................................40

 ss.3.3     Optional Prepayments..............................................41

 ss.3.4     Partial Prepayments...............................................41

 ss.3.5     Extension Option..................................................41

 ss.3.6     Effect of Prepayments.............................................41

 ss.4.      CERTAIN GENERAL PROVISIONS........................................41

 ss.4.1     Conversion Options................................................41

 ss.4.2     Closing Fee.......................................................42

 ss.4.3     Agent's Fee.......................................................42

 ss.4.4     Funds for Payments................................................43

 ss.4.5     Computations......................................................44

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 ss.4.6     Inability to Determine LIBOR......................................44

 ss.4.7     Illegality........................................................45

 ss.4.8     Additional Interest...............................................45

 ss.4.9     Additional Costs, Etc.............................................45

 ss.4.10    Capital Adequacy..................................................47

 ss.4.11    Indemnity of Borrower.............................................47

 ss.4.12    Default Interest; Late Charge.....................................47

 ss.4.13    Certificate.......................................................47

 ss.4.14    Limitation on Interest............................................47

 ss.4.15    Certain Provisions Relating to Increased Costs....................48

 ss.5.      COLLATERAL SECURITY...............................................49

 ss.5.1     Collateral........................................................49

 ss.5.2     Valuation of Mortgaged Properties.................................49

 ss.5.3     Replacement or Addition of Mortgaged Properties...................49

 ss.5.4     Release of Mortgaged Property.....................................51

 ss.5.5     Release of Collateral.............................................51

 ss.6.      REPRESENTATIONS AND WARRANTIES....................................51

 ss.6.1     Corporate Authority, Etc..........................................51

 ss.6.2     Governmental Approvals............................................56

 ss.6.3     Title to Properties...............................................56

 ss.6.4     Financial Statements..............................................57

 ss.6.5     No Material Changes...............................................57

 ss.6.6     Franchises, Patents, Copyrights, Etc..............................58

 ss.6.7     Litigation........................................................58

 ss.6.8     No Materially Adverse Contracts, Etc..............................58

 ss.6.9     Compliance with Other Instruments, Laws, Etc......................58

 ss.6.10    Tax Status........................................................58

 ss.6.11    No Event of Default...............................................58

 ss.6.12    Holding Company and Investment Company Acts.......................58

 ss.6.13    Absence of UCC Financing Statements, Etc..........................59

 ss.6.14    Setoff, Etc.......................................................59

 ss.6.15    Certain Transactions..............................................59

 ss.6.16    Employee Benefit Plans............................................59

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 ss.6.17    Disclosure........................................................59

 ss.6.18    Trade Name; Place of Business.....................................59

 ss.6.19    Regulations T, U and X............................................59

 ss.6.20    Environmental Compliance..........................................59

 ss.6.21    Subsidiaries......................................................62

 ss.6.22    Leases............................................................62

 ss.6.23    Property..........................................................63

 ss.6.24    Brokers...........................................................63

 ss.6.25    Other Debt........................................................64

 ss.6.26    Solvency..........................................................64

 ss.6.27    No Bankruptcy Filing..............................................64

 ss.6.28    No Fraudulent Intent..............................................64

 ss.6.29    Transaction in Best Interests of Borrower; Consideration..........64

 ss.6.30    Capitalization....................................................65

 ss.6.31    Notice of REIT Status.............................................65

 ss.6.30    Intentionally Deleted

 ss.6.33    Certificates of Occupancy; Licenses...............................65

 ss.6.34    Insurance.........................................................65

 ss.6.35    Intentionally Deleted.............................................65

 ss.7.      AFFIRMATIVE COVENANTS.............................................65

 ss.7.1     Punctual Payment..................................................65

 ss.7.2     Maintenance of Office.............................................65

 ss.7.3     Records and Accounts..............................................66

 ss.7.4     Financial Statements, Certificates and Information................66

 ss.7.5     Notices...........................................................68

 ss.7.6     Existence; Maintenance of Properties; Rating Agency Surveillance..70

 ss.7.7     Insurance.........................................................71

 ss.7.8     Taxes; Liens......................................................75

 ss.7.9     Inspection of Properties and Books................................75

 ss.7.10    Compliance with Laws, Contracts, Licenses, and Permits............76

 ss.7.11    Further Assurances................................................76

 ss.7.12    Management........................................................76

 ss.7.13    Leases of the Property............................................76

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 ss.7.14    Business Operations...............................................77

 ss.7.15    Registered Servicemark............................................77

 ss.7.16    Deposit of Proceeds; Other Bank Accounts..........................77

 ss.7.17    Distributions of Income to the Borrower...........................77

 ss.7.18    Limiting Agreements...............................................78

 ss.7.19    Intentionally Deleted.............................................78

 ss.7.20    Plan Assets.......................................................78

 ss.7.21    Certificates of Occupancy; Licenses...............................78

 ss.7.22    Cooperation with Rating Agencies..................................78

 ss.7.23    Ground Leases.....................................................78

 ss.8.      NEGATIVE COVENANTS................................................83

 ss.8.1     Restrictions on Indebtedness......................................83

 ss.8.2     Restrictions on Liens, Etc........................................84

 ss.8.3     Restrictions on Investments.......................................85

 ss.8.4     Merger, Consolidation.............................................86

 ss.8.5     Intentionally Deleted.............................................87

 ss.8.6     Compliance with Environmental Laws................................87

 ss.8.7     Distributions.....................................................88

 ss.8.8     Asset Sales.......................................................89

 ss.8.9     Development Activity..............................................89

 ss.8.10    Restriction on Prepayment of Indebtedness.........................89

 ss.8.11    Zoning and Contract Changes and Compliance........................90

 ss.8.12    Derivative Obligations............................................90

 ss.8.13    Subsidiaries Guarantees and Pledges...............................90

 ss.8.14    Organizational Document Amendments................................90


 ss.9       FINANCIAL COVENANTS...............................................90

 ss.9.1     Borrowing Base....................................................91

 ss.9.2     Debt Service Coverage Ratio.......................................91

 ss.9.3     Total Debt to Total Asset Value...................................91

 ss.9.4     Maximum Permitted Investments.....................................91

 ss.9.5     Tangible Net Worth................................................91

 ss.9.6     Interest Rate Protection..........................................91

 ss.9.7     Maximum Distributions.............................................91

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 ss.9.8     Maximum secured Recourse Debt to Total Asset Value................91

 ss.9.9     Minimum Fixed Charge Coverage Ratio...............................92

 ss.10.     CLOSING CONDITIONS................................................92

 ss.10.1    Loan Documents....................................................92

 ss.10.2    Certified Copies of Organizational Documents......................92

 ss.10.3    Resolutions.......................................................92

 ss.10.4    Incumbency Certificate; Authorized Signers........................92

 ss.10.5    Opinion of Counsel................................................92

 ss.10.6    Payment of Fees...................................................92

 ss.10.7    Insurance.........................................................92

 ss.10.8    Performance; No Default...........................................93

 ss.10.9    Representations and Warranties....................................93

 ss.10.10   Proceedings and Documents.........................................93

 ss.10.11   Eligible Real Estate Qualification Documents......................93

 ss.10.12   Compliance Certificate............................................93

 ss.10.13   Intentionally Deleted.............................................93

 ss.10.14   Endorsements to Title Policy......................................93

 ss.10.15   Stockholder and Partner Consents..................................93

 ss.10.16   Intentionally Deleted.............................................93

 ss.10.17   Estoppels.........................................................93

 ss.10.18   Subordination, Non-Disturbance and Attornment Agreements..........94

 ss.10.19   Certificates of Occupancy.........................................94

 ss.10.20   Environmental Reports.............................................94

 ss.10.21   Zoning............................................................94

 ss.10.22   Guaranty..........................................................94

 ss.10.23   Other.............................................................94

 ss.11.     CONDITIONS TO ALL BORROWINGS......................................94

 ss.11.1    Prior Conditions Satisfied........................................94

 ss.11.2    Representations True; No Default..................................94

 ss.11.3    No Legal Impediment...............................................95

 ss.11.4    Governmental Regulation...........................................95

 ss.11.5    Proceedings and Documents.........................................95

 ss.11.6    Borrowing Documents...............................................95

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 ss.11.7    Endorsement to Title Policy.......................................95

 ss.11.8    Future Advances Tax Payment.......................................95

 ss.11.9    iStar and Initial Facility........................................96

 ss.12.     EVENTS OF DEFAULT; ACCELERATION; ETC..............................96

 ss.12.1    Events of Default and Acceleration................................96

 ss.12.2    Limitation of Cure Periods........................................99

 ss.12.3    Termination of Commitments.......................................100

 ss.12.4    Remedies.........................................................100

 ss.12.5    Distribution of Collateral Proceeds..............................101

 ss.13.     SETOFF...........................................................102

 ss.13.1    Setoff...........................................................102

 ss.13.2    Additional Rights................................................102

 ss.14.     THE AGENT........................................................102

 ss.14.1    Authorization....................................................102

 ss.14.2    Employees and Agents.............................................103

 ss.14.3    No Liability.....................................................103

 ss.14.4    No Representations...............................................103

 ss.14.5    Payments.........................................................103

 ss.14.6    Holders of Notes.................................................104

 ss.14.7    Indemnity........................................................104

 ss.14.8    Agent as Lender..................................................105

 ss.14.9    Resignation; Removal.............................................105

 ss.14.10   Duties in the Case of Enforcement................................105

 ss.14.11   Request for Agent Action.........................................106

 ss.14.12   Intentionally Deleted............................................106

 ss.14.13   Replacement of Holdout Lender....................................106

 ss.15.     EXPENSES.........................................................107

 ss.16.     INDEMNIFICATION..................................................108

 ss.16.1    Lender Indemnification...........................................108

 ss.16.2    Borrower Must Notify.............................................108

 ss.16.3    Remedies.........................................................109

 ss.16.4    Limitations......................................................109

 ss.16.5    Obligations Absolute.............................................109

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 ss.17.     SURVIVAL OF COVENANTS, ETC.......................................109

 ss.18.     ASSIGNMENT AND PARTICIPATION.....................................110

 ss.18.1    Conditions to Assignment by Lenders..............................110

 ss.18.2    Register.........................................................110

 ss.18.3    New Notes........................................................111

 ss.18.4    Participations...................................................111

 ss.18.5    Pledge by Lender.................................................111

 ss.18.6    No Assignment by Borrower........................................112

 ss.18.7    Disclosure.......................................................112

 ss.18.8    Amendments to Loan Documents.....................................112

 ss.19.     NOTICES..........................................................112

 ss.20.     RELATIONSHIP.....................................................114

 ss.21      USURY............................................................114

 ss.22.     GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE...............114

 ss.23      POWER OF ATTORNEY................................................115

 ss.24.     HEADINGS.........................................................115

 ss.25.     COUNTERPARTS.....................................................115

 ss.26.     ENTIRE AGREEMENT, ETC............................................115

 ss.27.     WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS...................115

 ss.28.     DEALINGS WITH THE BORROWER.......................................116

 ss.29.     CONSENTS, AMENDMENTS, WAIVERS, ETC...............................116

 ss.30.     SEVERABILITY.....................................................117

 ss.31.     TIME OF THE ESSENCE..............................................117

 ss.32.     NO UNWRITTEN AGREEMENTS..........................................117

 ss.33.     REPLACEMENT NOTES................................................117

 ss.34.     NO THIRD PARTIES BENEFITED.......................................118

 ss.35      HONORARY TITLES..................................................118

 ss.35      HIALEAH ELIGIBLE PROPERTY........................................118


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                              AMENDED AND RESTATED
                             MASTER CREDIT AGREEMENT

     THIS AMENDED AND RESTATED MASTER CREDIT AGREEMENT (this "AGREEMENT") is made as of the 29th day of March, 2004, by and among 30 WEST PERSHING, LLC, a limited liability company duly organized and validly existing under the laws of the State of Missouri ("PERSHING"), EPR HIALEAH, INC., a corporation duly organized and validly existing under the laws of the State of Missouri ("HIALEAH") and WESTCOL CENTER, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("WESTCOL") (individually and collectively, jointly and severally, Pershing, Hialeah and Westcol are referred to as the "BORROWERS", and ENTERTAINMENT PROPERTIES TRUST, a real estate investment trust duly organized and validly existing under the laws of the State of Maryland ("EPR" and/or "GUARANTOR") having its principal place of business at c/o Entertainment Properties Trust, 30 Pershing Road, Suite 201, Kansas City, MO 64108, FLEET NATIONAL BANK ("FLEET"), the other lending institutions which are or may become parties to this Agreement as "LENDERS" (each, individually, a "Lender"), pursuant to ss.18 (together with Fleet, the "LENDERS"), and FLEET NATIONAL BANK, as Agent for the Lenders (the "AGENT").

                                 R E C I T A L S

     WHEREAS, pursuant to the terms and conditions of that certain Master Credit Agreement dated as of May 3, 2002 by and between Pershing and Fleet, as Agent (the "INITIAL CREDIT AGREEMENT"), Fleet extended to Pershing a revolving credit facility in the maximum principal amount of Fifty Million and 00/100 Dollars ($50,000,000.00) (the "INITIAL FACILITY").

     WHEREAS, the Borrower and the Lenders have agreed to (i) enter into this Agreement to amend and restate the Initial Credit Agreement in its entirety,
(ii) to increase the principal amount of the Initial Facility from Fifty-Million and 00/100 Dollars ($50,000,00.00) to One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00) and (iii) amend certain other terms thereof;

     WHEREAS, This Agreement is made by and between the Borrower and the Lenders in substitution and replacement for the Initial Credit Agreement, to amend and restate and replace the terms of the Initial Credit Agreement in its entirety.

     WHEREAS, Borrower has requested and Lenders have agreed to, among other things, to extend a revolving credit facility up to a maximum amount of $150,000,000.00; and

     WHEREAS, EPR is the 100% owner of Pershing and Hialeah, and the 100% owner of Megaplex Four, Inc. ("MEGAPLEX FOUR"), which is the 100% owner of Westcol. EPR provides valuable financial, management and administrative services to the Borrower. Each of the Obligors expects to derive benefit, directly or indirectly from the credit so extended hereunder to Borrower because the successful operation of each of the Obligors is dependent on the continued successful performance of the functions of the integrated group as a whole.

     NOW, THEREFORE, in consideration of the recitals herein and mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby amend and restate the Initial Credit Agreement and agree as follows:

ss.1. DEFINITIONS AND RULES OF INTERPRETATION.

     ss.1.1 DEFINITIONS. The following terms shall have the meanings set forth in this ss.l or elsewhere in the provisions of this Agreement referred to below:

          ADDITIONAL GUARANTOR. Each additional Subsidiary of Guarantor which becomes a Guarantor hereunder.

          ADJUSTED EBITDA. EBITDA for any period, less the Replacement Reserve amount.

          ADVANCE. Any advance of proceeds under the Loans hereunder.

          AFFILIATE. An Affiliate, as applied to any Person, shall mean any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means (a) the possession, directly or indirectly, of the power to vote ten percent (10%) or more of the stock, shares, voting trust certificates, beneficial interest, partnership interests, member interests or other interests having voting power for the election of directors of such Person or otherwise to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise, or (b) the ownership of ten percent (10%) or more of the (i) partnership or other ownership interest of any other Person (other than as a limited partner of such other Person) or, (ii) a managing member's interest in a limited liability company.

          AGENT. Fleet National Bank, acting as administrative agent for the Lenders, and its successors and assigns.

          AGENT'S HEAD OFFICE. The Agent's head office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time by notice to the Borrower and the Lenders.

          AGGREGATE UNDERWRITEABLE CASH FLOW. The sum of the Underwriteable Cash Flow for all Mortgaged Properties; provided however, that any aggregate Exhibitor EBITDAR determined in accordance with assumption (d) under the definition of Exhibitor EBITDAR shall not be included herein to the extent that such aggregate amount exceeds fifteen percent (15%) of Aggregate Underwriteable Cash Flow otherwise determined under this Agreement.

          AGENT'S SPECIAL COUNSEL. Burns & Levinson LLP or such other counsel as selected by Agent.

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          AGREEMENT.   This  Amended  and  Restated  Master  Credit   Agreement,
     including the SCHEDULES and EXHIBITS hereto.

          APPLICABLE MARGINS. The Applicable LIBOR Margin and the Applicable Base Rate Margin which are used in calculating the interest rate applicable to the LIBOR Rate Loans and the Base Rate Loans shall vary from time to time in accordance with the Guarantor's Leverage Ratio, as set forth below (for purposes of this Agreement, "BPS" shall mean and refer to basis points):

         LEVERAGE RATIO             LIBOR MARGIN            BASE RATE MARGIN

         < 40%                        175 bps                    25 bps
         > 40%, < 50%                 200 bps                    50 bps
         > 50%, < 55%                 225 bps                    75 bps
         > 55%, < 60%                 250 bps                   100 bps

          The Applicable LIBOR Margin and Applicable Base Rate Margin shall be adjusted effective on the first Business Day following the effective date of a change in the Leverage Ratio determined pursuant to a Compliance Certificate delivered pursuant to ss.7.4(c). Notwithstanding the foregoing, in the event that the Borrower does not deliver a Compliance Certificate pursuant to ss.7.4(c), the Applicable LIBOR Margin shall be 250 bps, and the Applicable Base Rate Margin shall be 100 bps, until such time as Borrower has delivered the Compliance Certificate, and thereafter the Applicable LIBOR Margin and Applicable Base Rate Margin shall be adjusted effective on the first Business Day following such delivery.

          ASSIGNMENT AND ACCEPTANCE AGREEMENT. Seess.18.1.

          ASSIGNMENT OF INTERESTS. The Assignment of Interests by (i) EPR to the Agent for the benefit of the Lenders relating to the membership interests of Pershing and the stock in Hialeah pursuant to which EPR's ownership interests in each of Pershing and Hialeah are pledged to the Agent for the benefit of the Lenders, and (ii) Megaplex Four to the Agent for the benefit of the Lenders relating to the membership interests of Westcol pursuant to which Megaplex Four's ownership interests in Westcol, and each other Assignment of Interests which may hereafter be executed pursuant to ss.5.3, as the same may be modified or amended, and any further assignments, certificates, powers, consents, acknowledgements, estoppels or financing statements that may be delivered in connection therewith, and individually any one of them.

          ASSIGNMENT OF LEASES AND RENTS. Each of the assignments of leases and rents from the Borrower or a Guarantor to the Agent, as it may be modified or amended, pursuant to which there shall be assigned to the Agent for the benefit of the Lenders a security interest in the interest of the Borrower or such Guarantor as lessor with respect to all Leases of all or any part of each Mortgaged Property, each such assignment to be in form satisfactory to the Lenders, taking into consideration such changes thereto as Agent may require as a result of state law or practice.

          ASSUMED  DEBT  SERVICE.   Interest  expense  incurred  plus  regularly
     scheduled   amortization   payments   calculated   based  upon  the  amount
     outstanding  under the Facility

     (including Letter of Credit exposure) with debt service calculated based upon 20-year mortgage-style amortization and interest calculated at the greater of: (a) the actual interest rate then in effect; (b) the 10-year Treasury then in effect plus 200 bps; and (c) 8.5%.

          ASSUMED DEBT SERVICE CONSTANT. The ratio, expressed as a percentage, of Assumed Debt Service divided by that amount Outstanding under the Facility, including any Letter of Credit exposure.

          BALANCE SHEET DATE. December 31, 2003.

          BANKRUPTCY CODE. Title 11, U.S.C.A., as amended from time to time or any successor statute thereto.

          BASE RATE. The greater of (a) the fluctuating annual rate of interest announced from time to time by the Agent at the Agent's Head Office as its "prime rate", or (b) one half of one percent (0.5%) above the Federal Funds Effective Rate (rounded upwards, if necessary, to the next one-eighth of one percent). The Base Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer, and which such rate serves as the basis upon which effective rates of interest are calculated for obligations making reference thereto. Any change in the rate of interest payable hereunder resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such change in the Base Rate becomes effective, without notice or demand of any kind.

          BASE RATE LOANS. Any Loan(s) hereunder bearing interest by reference to the Base Rate.

          BASE RENT. With respect to any Lease, the minimum periodic contractual rent payable thereunder, excluding reimbursement or recovery of common area maintenance or other property operating expenses and excluding percentage rent.

          BORROWER. As defined in the preamble hereto.

          BORROWING BASE. The amount which is the lesser of (a) the Maximum Commitment Amount, or (b) sixty percent (60%) of the sum of the Mortgaged Property Asset Value of the Mortgaged Properties or (c) the amount determined by dividing Underwriteable Cash Flow by 1.75 and further dividing such amount by the Assumed Debt Service Constant. Notwithstanding the foregoing, the Borrowing Base attributable to a Mortgaged Property shall not exceed the amount to which recovery under the applicable Mortgage is limited.

          BUILDING. With respect to each Mortgaged Property or parcel of Real Estate, all of the buildings, structures and improvements now or hereafter located thereon.

          BUSINESS DAY. Any day of the year on which commercial banks are not required or authorized by law to be closed for business in New York, New York or Boston, Massachusetts. If any day on which a payment is due is not a Business Day, then the payment shall be due on the next day following which is a Business Day. Further, in the event a payment is due on a specified day of the month, if there is no corresponding day for a payment in the given calendar month (i.e., there is no "February 30th"), the payment shall be due on the last Business Day of the calendar month.

          CAPITALIZED LEASE. A lease under which the discounted future rental payment obligations of the lessee or the obligor are required to be capitalized on the balance sheet of such Person in accordance with GAAP.

          CERCLA. See ss.6.20.

          CHANGE IN CONTROL. A Change in Control shall exist upon the occurrence of any of the following:

               (a) any Person (including a Person's Affiliates and associates) or group (as that term is understood under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and the rules and regulations thereunder) shall have acquired after the Closing Date beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of a percentage (based on voting power, in the event different classes of stock shall have different voting powers) of the voting stock of any such other Person equal to at least fifty percent (50%); or

               (b) as of any date a majority of the managers or other controlling members of any Person consists of individuals who were not either (i) managers or otherwise controlling members or entities, as the case may be, of such Person as of the corresponding date of the previous year (provided, however, that the initial managers and controlling members for reference purposes of this clause (c)(i) shall be the managers and controlling members as of the Closing Date), (ii) selected or nominated to become managers or controlling members by the other managers or controlling members of said Person of which a majority consisted of individuals described in clause (c)(i) above, or
          (iii) selected or nominated to become managers or otherwise controlling members by such managers or controlling members of said Person of which a majority consisted of individuals or entities, as the case may be, described in clause (c)(i), above or individuals or entities, as the case may be, described in clause (c)(ii), above.

          CLOSING DATE. The first date on which all of the conditions set forth in ss.10 have been initially satisfied, and thereafter for any Loans, the Closing Date shall be deemed the date of the Advance or issuance of a Letter of Credit, PROVIDED THAT all of the conditions set forth in ss.10 and ss.11 have been satisfied. CODE. The Internal Revenue Code of 1986, as amended.

          COLLATERAL. All of the property, rights and interests of the Borrower and each Guarantor which are or are intended to be subject to the security interests, security title, liens and mortgages created by the Security Documents, including, without limitation, the Mortgaged Properties, and the Guaranty.

          COLLATERAL RELEASE. Any release of Collateral hereunder pursuant toss.5.4.

          COLLATERAL REPLACEMENT. Any substitution, replacement or addition of Collateral hereunder, pursuant toss.5.3 andss.12.

          COMMISSION. The Securities and Exchange Commission.

          COMMITMENT. With respect to each Lender, the Revolving Credit Commitment of such Lender, as set forth on SCHEDULE 1 hereto, as the same may be changed from time to time in accordance with the terms of this Agreement.

          COMMITMENT PERCENTAGE. With respect to each Lender, the percentage set forth on SCHEDULE 1 hereto as such Lender's percentage of the Total Commitment, as the same may be changed from time to time in accordance with the terms of this Agreement.

          COMPLIANCE CERTIFICATE. Seess.7.4(c).

          CONDEMNATION PROCEEDS. All compensation, awards, damages, rights of action and proceeds awarded to the Borrower or a Guarantor by reason of any Taking, net of all reasonable amounts actually expended to collect the same.

          CONSOLIDATED. With reference to any term defined herein, that term as applied to the accounts of a Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

          CONSOLIDATED EBITDA. With respect to any period, an amount equal to the EBITDA of EPR and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

          CONSOLIDATED INTEREST INCURRED. For any period, interest incurred on all Indebtedness of EPR and its Subsidiaries (regardless of whether such interest was expensed or capitalized in accordance with GAAP), determined on a consolidated basis in accordance with GAAP excluding amortization of deferred loan costs.

          CONSOLIDATED TANGIBLE NET WORTH. The total consolidated Tangible Net Worth of EPR and its Subsidiaries.

          CONTINGENT OBLIGATIONS. As to any Person, means any obligation of such Person guaranteeing or intending to guaranty any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or
     (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor,
     (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the payment of, or the ability of the primary obligor to make payment of, such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; PROVIDED that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business or contracting for purchase of real property in the ordinary course of business, or obligations, indemnifications or guarantees of liabilities other than with respect to the repayment of any Indebtedness, such as environmental
     indemnities   or  "bad  acts"   indemnities,   unless   such
     obligations, indemnifications or guarantees are being enforced by any applicable party entitled to rely thereon. The amount of any Contingent
     Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

          CONVERSION/CONTINUATION REQUEST. A notice given by the Borrower to the Agent of its election to convert or continue a Loan in accordance with ss.4.1.

          DEBT SERVICE. Consolidated Interest Incurred plus regularly scheduled amortization payments (excluding balloon maturities).

          DEFAULT. See ss.12.1 herein.

          DEFAULT RATE. Seess.4.12.

          DERIVATIVE OBLIGATIONS. All Interest Rate Contracts and other obligations of any Person in respect of any interest rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap forward equity transaction, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, forward transaction, collar transaction, currency swap, cross-currency rate swap transaction, forward transaction, collar transaction, currency swap, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

          DISTRIBUTION. With respect to any Person, the declaration or payment of any cash dividend or distribution on or in respect of any shares of any class of capital stock or other beneficial interest of such Person; the purchase, redemption, exchange or other retirement by such Person of any shares of any class of capital stock or other beneficial interest of such Person, directly or indirectly through a Subsidiary of such Person or otherwise; the return of capital by such Person to its shareholders, partners, members or other owners as such; or any other distribution on or in respect of any shares of any class of capital stock or other beneficial interest of such Person; provided, however, that the dividend or distribution of common stock of a Person shall not constitute a Distribution with respect to such Person.

          DOLLARS or $. Dollars in lawful currency of the United States of America.

          DOMESTIC LENDING OFFICE. Initially, the office of each Lender designated as such on SCHEDULE 1 hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Base Rate Loans.

          DRAWDOWN DATE. The date on which any Loan is made or is to be made, and the date on which any Loan which is made prior to the Maturity Date is converted in accordance with ss.4.1.

          EBITDA. With respect to any Person (or any asset of any Person) for any period, all as determined in accordance with GAAP, an amount equal to the sum of (a) the Net Income of such Person (or attributable to such asset) for such period PLUS (b) depreciation and amortization of real estate, interest expensed and income taxes MINUS (c) excess of equity in earnings from unconsolidated Subsidiaries over ordinary cash dividends actually received from such Subsidiaries, MINUS (d) straight line rents, MINUS (e) any gains (PLUS the losses) from extraordinary items or asset sales or writeups or forgiveness of debt. All of the foregoing to be calculated without duplication and with respect to (b) - (e), only to the extent the same has been included in the calculation of such net income.

          ELIGIBLE REAL ESTATE. Real Estate:

               (a) which is owned in fee (or a ground lease acceptable to the Agent in its reasonable discretion) by the Borrower or an Additional Guarantor;

               (b) which is located within the contiguous 48 States of the continental United States, excluding those States which prescribe a "single-action" or similar rule limiting the rights of creditors secured by real property, which exclusion shall apply, without limitation, to the States of California and Washington except to the extent such exclusion is waived in writing by the Required Lenders with respect to a specific parcel of Real Estate;

               (c) which is improved by an income-producing Megaplex Movie Theatre or other Entertainment-Related Retail Improvements, consistent with Borrower's business strategy on the date of this Agreement and similar in quality and character to the Initial Eligible Real Estate;

               (d) which is subject to a lease to a third party (or parties), which lease has been approved by the Agent (OTHER THAN leases for retail properties included as a part and incidental to the operation of a Mortgaged Property which is a Megaplex Movie Theater and which lease is for less than 10,000 square feet (the "MEGAPLEX THRESHOLD"), AND OTHER THAN leases for retail properties included as part of a Mortgaged Property which is Entertainment-Related Retail Improvements and which leases are less than 5,000 square feet (the "ENTERTAINMENT RETAIL THRESHOLD"), for which no approval shall be required; provided however, that copies of all leases for any Mortgaged Property shall be provided to Agent;

               (e) as to which all of the representations set forth in ss.6 of this Agreement concerning Mortgaged Property are true and correct;

               (f) as to which the Agent and the Required Lenders, as applicable, have received and approved all Eligible Real Estate Qualification Documents, or will receive and approve them prior to inclusion of such Real Estate as a Mortgaged Property;

               (g) which does not cause a violation of the Borrowing  Base;

               (h) the inclusion of which will not cause a default by Guarantor of any of its covenants hereunder; and

               (i) which is approved by the Agent and Required Lenders in their sole discretion.

          ELIGIBLE REAL ESTATE QUALIFICATION DOCUMENTS. See SCHEDULE 3 attached hereto.

          EMPLOYEE BENEFIT PLAN. Any employee benefit plan within the meaning of ss.3(3) of ERISA maintained or contributed to by either of the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

          ENTERTAINMENT-RELATED RETAIL IMPROVEMENTS. Real estate owned by the Borrower or an Additional Guarantor that is used for retail purposes including but not limited to restaurants, bowling alleys, arcades, and other leisure venues that are adjacent to and complement the operation of a Megaplex Movie Theater.

          ENVIRONMENTAL LAWS. Seess.6.20(a).

          EQUITY OFFERING. The issuance and sale after December 30, 2003 by any of EPR or its Subsidiaries of any equity securities of EPR or its Subsidiaries.

          EQUITY RIGHTS. With respect to any Person, any subscriptions, options, warrants, commitments preemptive rights or agreements of any kind (including without limitation, any shareholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type, in such Person.

          ERISA. The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

          ERISA AFFILIATE. Any Person which is treated as a single employer with the Borrower, the Guarantors or their respective Subsidiaries under ss.414 of the Code.

          ERISA REPORTABLE EVENT. A reportable event with respect to a Guaranteed Pension Plan within the meaning of ss.4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

          EVENT OF DEFAULT. Seess.12.1.

          EXHIBITOR EBITDAR. Shall be determined as follows:

               (a) The actual EBITDA of the exhibitor/tenant at a Mortgaged Property, which EBITDA is derived specifically from said Mortgaged
          Property,  plus  the rent  expense  of that  exhibitor/tenant  at said
          Mortgaged Property (the "ACTUAL EXHIBITOR EBITDAR"). The Lenders recognize that the Borrower and EPR are not entitled to receive full financial disclosure of the income statement of an exhibitor/tenant, which would allow the calculation of Actual Exhibitor EBITDAR, but do receive such information as a courtesy.

               (b) In the event that such Actual Exhibitor EBITDAR is not available, then the calculation of Exhibitor EBITDAR shall be based upon the actual trailing 4 quarters revenue of the exhibitor/tenant at said Mortgaged Property multiplied by an assumed Exhibitor EBITDAR margin of thirty-six percent (36%) (the "ASSUMED EXHIBITOR EBITDAR").

               (c) In the event that such Assumed Exhibitor EBITDAR is not available, then the calculation of Exhibitor EBITDAR shall be based upon the trailing 4 quarters box office receipts of the exhibitor/tenant at said Mortgaged Property as determined by EDI Neilsen, divided by .70, to arrive at total revenues, and multiplied by an assumed Exhibitor EBITDAR margin of thirty-six percent (36%) (the "NEILSEN EXHIBITOR EBITDAR").

               (d) Notwithstanding anything to the contrary contained herein, but subject to the defined term Underwriteable Cash Flow, for any exhibitor/tenant theatre which has been in operation for less than four (4) quarters, Exhibitor EBITDAR shall be deemed to equal the Mortgaged Property Net Operating Income for such Mortgaged Property.

          Further, notwithstanding anything to the contrary contained herein, where there is an assumed Exhibitor EBITDAR margin of thirty-six percent (36%), such margin shall be assumed, provided however, in the event that Agent determines in good faith that a thirty-six percent (36%) Exhibitor EBITDAR margin is no longer accurate, it may, from time to time, adjust the assumed Exhibitor EBITDAR margin for purposes of this calculation. FACILITY. The Revolving Line of Credit Facility in the maximum amount of $150,000,000.00, which amount may be increased pursuant to ss.2.1 herein.

          FACILITY AMOUNT. The aggregate amount of the initial $150,000,000.00 Facility, plus any increase thereto pursuant to ss.2.1 herein.

          FEDERAL FUNDS EFFECTIVE RATE. For any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published the average of the quotations for such day on such transactions received by the Agent from three (3) Federal funds brokers of recognized standing selected by the Agent.

          FIXED  CHARGES.   Debt  Service  plus  the  amount  of  any  preferred
     dividends.

          FFO. With respect to the Guarantor and its Subsidiaries on a consolidated basis, "funds from operations" as defined in accordance with resolutions adopted by the Board of Governors of the National Association of Real Estate Investment Trusts as in effect on the date of Closing, and as amended from time to time, subject, however, to the provisions of
     Section 1.3(b) herein.

          FLEET. As defined in the preamble, together with its successors or assigns.

          GAAP. Principles that are (a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time and (b) consistently applied with past financial statements of the Person adopting the same principles; PROVIDED that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

          GUARANTEE. A Guarantee by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), PROVIDED that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          GUARANTEED PENSION PLAN. Any employee pension benefit plan within the meaning of ss.3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

          GUARANTOR OR GUARANTORS. Collectively, the initial Guarantor hereunder and each Additional Guarantor, and individually any one of them.

          GUARANTY. Individually and collectively, the Unconditional Guaranty of Payment and Performance dated of even date herewith made by the Guarantor and each Unconditional Guaranty of Payment and Performance which is hereafter executed by an Additional Guarantor, in favor of the Agent and the Lenders, as the same may be modified or amended, each such Guaranty to be substantially in the form of EXHIBIT E attached hereto.

          HAZARDOUS SUBSTANCES. Seess.6.20(b).

          INDEBTEDNESS. Indebtedness of any Person means at any date, without duplication, all obligations, contingent and otherwise, direct or indirect, in respect of (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under Capitalized Leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument, (viii) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, (ix) all obligations of such Person with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging arrangements (valued as the termination value thereof computed in accordance  with a  method  approved  by  the  International  Swap  Dealers
     Association and agreed to by such Person in the applicable hedging agreement, if any), and (x) all Indebtedness of others Guaranteed by such Person.

          INDEMNITY AGREEMENTS. Each of the hazardous materials indemnification agreements from the Borrower or a Guarantor to the Agent for the benefit of the Lenders, as it may be modified or amended, with respect to each of the Mortgaged Properties, and in form satisfactory to the Lenders.

          INDEPENDENT DIRECTOR. An individual reasonably satisfactory to Agent, who (a) shall not be during such individual's term as Independent Director and (b) shall not have been at any time during the preceding five (5) years
     (i) other than in his or her capacity as an Independent Director or other similar capacity, a partner, member shareholder of, or an officer or employee of, Borrower, EPR, or any of its Subsidiaries or Affiliates, (ii) a customer of, a supplier to Borrower, EPR or any of its Subsidiaries or Affiliates, (iii) an individual controlling any such supplier or customer or (iv) a member of the immediate family of any officer, employee, supplier or customer of any other director of Borrower, EPR or any of its Subsidiaries or Affiliates.

          INDIVIDUAL MORTGAGED PROPERTY ASSET VALUE. The Mortgaged Property Asset Value determined for an individual Mortgaged Property PROVIDED, HOWEVER, that in the event there exists an option or transfer restriction with respect to any Mortgaged Property such that the transfer value of said Mortgaged Property is limited or restricted, then such Individual Mortgaged Property Asset Value shall be limited to the value set forth in such option or transfer agreement.

          INSURANCE PROCEEDS. All insurance proceeds, damages, claims and rights of action and the right thereto under any insurance policies relating to any portion of any Collateral, net of all reasonable amounts actually expended to collect the same.

          INTEREST PAYMENT DATE. As to each Loan, the first (1st) day of each calendar month during the term of such Loan.

          INTEREST PERIOD. With respect to each LIBOR Rate Loan (a) initially, the period commencing on the Drawdown Date of such LIBOR Rate Loan and ending one, two, three or six months thereafter, and (b) thereafter, each period commencing on the day following the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Loan Request or Conversion/Continuation Request; PROVIDED that all of the foregoing provisions relating to Interest Periods are subject to the following:

               (i) if any Interest Period with respect to a LIBOR Rate Loan would otherwise end on a day that is not a LIBOR Business Day, such Interest Period shall end on the next succeeding LIBOR Business Day, unless such next succeeding LIBOR Business Day occurs in the next calendar month, in which case such Interest Period shall end on the next preceding LIBOR Business Day, as determined conclusively by the Agent in accordance with the then current bank practice in London;

               (ii) if the Borrower shall fail to give notice as provided in ss.4.1, the Borrower shall be deemed to have requested a conversion of the affected LIBOR Rate Loan to a Base Rate Loan on the last day of the then current Interest Period with respect thereto; and

               (iii) no Interest Period relating to any LIBOR Rate Loan shall extend beyond the Maturity Date.

          INTEREST RATE CONTRACTS. Interest rate swap, collar, cap or similar agreements providing interest rate protection.

          INVESTMENTS. With respect to any Person, all shares of capital stock, evidences of Indebtedness and other securities issued by any other Person and owned by such Person, all loans, advances, or extensions of credit to, or contributions to the capital of, any other Person, all purchases of the securities or business or integral part of the business of any other Person and commitments and options to make such purchases, all interests in real property, and all other investments; PROVIDED, HOWEVER, that the term "Investment" shall not include (i) equipment, inventory and other tangible personal property acquired in the ordinary course of business, or (ii) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms. In determining the aggregate amount of Investments outstanding at any particular time: (a) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (b) there shall be deducted in respect of each Investment any amount received as a return of capital; (c) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (a) may be deducted when paid; and (d) there shall not be deducted in respect of any Investment any decrease in the value thereof.

          ISSUING LENDER. Fleet, in its capacity as the Lender issuing the Letters of Credit or any other Lender that is designated and agrees to issue any Letters of Credit.

          LAND ASSETS. Land with respect to which the commencement of grading, construction of improvements or infrastructure has not yet commenced, and all unimproved land according to GAAP. Land Assets shall not include "outparcels" held in the ordinary course of business for sale or lease.

          LEASE SUMMARIES. Summaries or abstracts of the material terms of the Leases. Such Lease Summaries shall be in form and substance reasonably satisfactory to the Agent.

          LEASE. Any leases, license and agreement, whether written or oral, relating to the use or occupation of space in any Building or of any Real Estate including without limitation any ground leases therefor (collectively, the "LEASES").

          LENDERS. Fleet, the other lending institutions which are or may be a party hereto from time to time and any other Person which becomes an assignee of any rights of a Lender pursuant to ss.18 (but not including any participant as described in ss.18.4 as identified on SCHEDULE 1 hereto).

          LETTER OF CREDIT. Any standby letter of credit issued at the request of the Borrower and for the account of the Borrower, the Guarantor or any of its Subsidiaries in accordance with ss.2.10.

          LETTER OF CREDIT REQUEST. Seess.2.10(a).

          LEVERAGE RATIO. The percentage determined by dividing the Total Debt by the Total Asset Value.

          LIBOR. As applicable to any Interest Period for any LIBOR Rate Loan, the rate per annum (rounded upwards, if necessary, to the nearest 1/32nd of one percent) as determined on the basis of the offered rates for deposits in Dollars, for the period of time comparable to such Interest Period which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two (2) LIBOR Business Days preceding the first day of such Interest Period; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, LIBOR shall be the rate (rounded upwards as described above, if necessary) for deposits in Dollars for a period substantially equal to the Interest Period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London Time), on the day that is two (2) LIBOR Business Days prior to the beginning of such Interest Period. If both the Telerate and Reuters systems are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to such Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) LIBOR Business Days preceding the first day of such Interest Period as selected by Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. (New York City time), on the day that is two (2) LIBOR Business Days preceding the first day of such Interest Period. In the event that Agent is unable to obtain any such quotation as provided above, it will be deemed that LIBOR pursuant to a LIBOR Rate Loan cannot be determined and the provisions of ss.4.6 shall apply. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of Agent, then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage.

          LIBOR BUSINESS DAY. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London, England.

          LIBOR LENDING OFFICE. Initially, the office of each Lender designated as such on SCHEDULE 1 hereto; thereafter, such other office of such Lender, if any, that shall be making or maintaining LIBOR Rate Loans.

          LIBOR RATE LOANS. Collectively, the Revolving Credit LIBOR Rate Loans bearing interest by reference to LIBOR.

          LIEN. See ss.8.2.

          LOAN DOCUMENTS. This Agreement, the Notes, the Letters of Credit, the Security Documents and all other documents, instruments or agreements now or hereafter executed or delivered by or on behalf of the Borrower or any Guarantor in connection with the Loans.

          LOAN REQUEST. Seess.2.7.

          LOANS. Collectively, the Revolving Credit Loans.

          MANAGEMENT AGREEMENTS. Agreements, whether written or oral, providing for the management of the Mortgaged Properties or any of them.

          MATERIAL ADVERSE EFFECT. A material adverse effect on (a) the business, properties, assets, condition (financial or otherwise) or results of operations of the Borrower, Guarantor and its Subsidiaries considered as a whole; (b) the ability of Borrower or any of the Guarantors owning a Mortgaged Property to perform any of its obligations under the Loan
     Documents; or (c) the validity or enforceability of any of the Loan Documents or the rights or remedies of Agent or the Lenders thereunder.

          MATURITY DATE. March 29, 2007, or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof, or March 29, 2008, if said Maturity Date is extended pursuant to ss.3.5, herein.

          MAXIMUM COMMITMENT AMOUNT. The maximum availability under the Facility, including the sum of the aggregate amount undrawn on all Letters of Credit or drawn but not reimbursed under all Letters of Credit at any time, shall be $150,000,000.00 (unless otherwise increased pursuant to ss.2.1 herein).

          MEGAPLEX MOVIE THEATRE. A theater constructed or substantially remodeled subsequent to 1995 for the showing of first run motion pictures which theater contains at least fourteen screens, stadium style seating, digital sound and enhanced seat design. Notwithstanding the foregoing the following Mortgaged Properties, as part of the Initial Eligible Real Estate, (which have less than fourteen (14) screens) shall be deemed to be Megaplex Movie Theatres: Southwind, Lawrence, KA (Wallace Theaters).

          MINORITY INTEREST. As to any Person, an ownership or other equity investment in any other Person, which investment is not consolidated with the accounts of such Person in accordance with GAAP.

          MORTGAGED PROPERTY OR MORTGAGED PROPERTIES. The Eligible Real Estate owned by the Borrower or any Additional Guarantor which is security for the Obligations pursuant to the Mortgages. The Mortgaged Property shall initially consist of 140,000 square feet of restaurant and retail space in Westminster, Colorado owned by WestCol Center, LLC and the below listed

     Megaplex Movie Theatres which shall contain the following properties (collectively, as listed below, the "INITIAL ELIGIBLE REAL ESTATE"):

     -------------------  ---------------- -------------- --------- -----------
            NAME            LOCATION         EXHIBITOR     SCREENS    OWNER
     -------------------  ---------------- -------------- --------- -----------
     Suffolk Grande       Suffolk, VA       Consolidated     16      Pershing
                                             Theaters
     -------------------  ---------------- -------------- --------- -----------
     AmStar Theatres      Macon, GA            Amstar        16      Pershing
                                             Theatres
     -------------------  ---------------- -------------- --------- -----------
      Columbiana Grandee  Columbia, SC      Consolidated     14      Pershing
                                              Theaters
      ------------------- ---------------- -------------- --------- -----------
      Southwind           Lawrence, KS         Wallace       12      Pershing
                                               Theaters
      ------------------- ---------------- -------------- --------- -----------
      Southfield          Detroit, MI           Loews        20      Pershing
                                               Theatres
      ------------------- ---------------- -------------- --------- -----------
      Colonel Glen        Little Rock, AR   Rave Motion      18      Pershing
                                              Pictures
      ------------------- ---------------- -------------- --------- -----------


          Notwithstanding anything to the contrary contained herein, the parties acknowledge that the following properties have been approved as to quality of assets, only, and that prior to final approval as Mortgaged Properties, must satisfy all of the conditions of the Eligible Real Estate:

     -------------- --------------- ----------------- ----------- ------------
     NAME           LOCATION            EXHIBITOR       SCREENS      OWNER
     -------------- --------------- ----------------- ----------- ------------
     Hamilton       Hamilton, NJ           AMC            24       Pershing
     -------------- --------------- ----------------- ----------- ------------
     Mesa Grande    Mesa, AZ               AMC            24       Pershing
     -------------- --------------- ----------------- ----------- ------------
     Crown Hialeah  Hialeah, FL      Crown Theatres       18        Hialeah
     -------------- --------------- ----------------- ----------- ------------
     Deer Valley    Phoenix, AZ            AMC            30       Pershing
     -------------- --------------- ----------------- ----------- ------------


          Subsequent to closing hereunder, the Borrower may substitute other Eligible Real Estate for all or a portion of the Initial Eligible Real Estate subject to the compliance with the terms of this Agreement. The Real Estate referenced above and located in Hamilton, NJ, Mesa, AZ and Phoenix, AZ is collectively referred to as the "AMC PROPERTIES."

          MORTGAGED PROPERTY ASSET VALUE. With respect to any Eligible Real Estate included in the Mortgaged Property owned by the Borrower or any Additional Guarantor, shall be determined based upon an appraisal prepared for, and in all respects acceptable to, the Agent, PROVIDED, HOWEVER, that with respect to each individual Mortgaged Property, in the event there exists an option or transfer restriction with respect to any such Mortgaged Property such that the transfer value is limited or restricted, then such Mortgaged Property Asset Value of said property shall be limited to the value set forth in such option or transfer agreement.

          MORTGAGED PROPERTY NET OPERATING INCOME (OR MORTGAGED PROPERTY NOI). With respect to any Mortgaged Property, for any period, the aggregate of actual recurring "property revenues" earned and received by Borrower or any Additional Guarantor in such period (provided however that any amounts accrued shall only include those amounts not more than 45 days delinquent in arrears) for the Mortgaged Property (including base rent and expense reimbursement, but excluding straight line and percentage rent), and all as otherwise determined in accordance with GAAP together with recoveries from tenants as determined in accordance with GAAP, all such amounts shall be attributable to such period and accrued according to GAAP, less (i) all "property expenses" consisting solely of expenses incurred or accrued by the Borrower or an Additional Guarantor that are directly related to the operation and ownership of such Mortgaged Property, including any real estate taxes, sales taxes, common area maintenance charges, accounting and administration, security, utilities, maintenance, janitorial, premiums for casualty and liability insurance or ground lease payments (excluding from the foregoing expenses for depreciation, amortization, interest and leasing commissions with respect to such Mortgaged Property) actually paid by Borrower or an Additional Guarantor not paid by Tenant, and (ii) an allowance for property management expenses calculated at the greater of (A) three percent (3.0%) of Base Rent or (B) actual property management expenses (the "MANAGEMENT EXPENSE"), and (iii) the Replacement Reserve. If such period is less than a year, expenses described in clause (i) above that are payable less frequently than monthly during the course of a year (E.G., real estate taxes and insurance premiums) shall be adjusted by "straight lining" the amounts so that such expenses are accrued on a monthly basis over the course of a year and fairly stated for each period. In the event that information for trailing four (4) quarters or for any other period as may be required hereunder, is not available for a Mortgaged Property, then, if such Mortgaged Property is a new theatre or a new Lease executed by Tenant and Borrower or an Additional Guarantor in connection with the acquisition of a Mortgaged Property, then for purposes of this calculation, "property revenues" shall mean the actual annual base rent on an effective triple net basis for the Mortgaged Property, as provided for in the applicable Lease less the Management Expense and less the Replacement Reserve. Additionally, as the Mortgaged Property financial information becomes available (i.e. after the Mortgaged Property has been in operation for one quarter, two quarters, etc.) such actual information shall be used, as adjusted, by "annualizing" the amounts so that such amounts are received on a monthly basis over the course of a year and fairly stated for each period, and as further adjusted for "property expenses," Management Expense and Replacement Reserves.

          MORTGAGES. The Mortgages, Deeds to Secure Debt and/or Deeds of Trust from the Borrower or any Additional Guarantor to the Agent for the benefit of the Lenders (or to trustees named therein acting on behalf of the Agent for the benefit of the Lenders), as the same may be modified or amended, pursuant to which the Borrower or Additional Guarantor has conveyed or granted a mortgage lien upon or a conveyance in fee simple of a Mortgaged Property (or Development Property) as security for the Obligations, each such mortgage to be substantially in form satisfactory to the Lenders, with such changes thereto as Agent may require as a result of state law or practice.

          MULTIEMPLOYER PLAN. Any multiemployer plan within the meaning of ss.3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

          NET INCOME (OR LOSS). With respect to any Person (or any asset of any Person) for any period, the net income (or loss) of such Person (or attributable to such asset), determined in accordance with GAAP. The net income (or loss) of a Person shall include, without duplication, the allocable share of the net income (or loss) of any other Person in which a Minority Interest is owned by such Person based on the ownership of such Person in such other Person.

          NET RENTABLE AREA. With respect to any Real Estate, the floor area of any buildings, structures or improvements available for leasing to tenants determined in accordance with the Rent Roll for such Real Estate, the manner of such determination to be reasonably consistent for all Real Estate of the same type unless otherwise approved by the Agent.

          NOTES. Collectively, the Revolving Credit Notes.

          NOTICE. See ss.19 herein.

          OBLIGATIONS. All indebtedness, obligations and liabilities of the Borrower or any Guarantor to any of the Lenders or the Agent, individually or collectively, under this Agreement or any of the other Loan Documents or in respect of any of the Loans, the Notes, the Letters of Credit or other instruments at any time evidencing any of the foregoing, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise.

          OBLIGORS, OR OBLIGOR. Collectively, Borrower, Guarantor and any Additional Guarantor, and any other party (other than Agent, a Lender or the Issuing Lender) that may become obligated under this Agreement ("OBLIGORS"); individually, each of Borrower, Guarantor and any Additional Guarantor which is or may become obligated under this Agreement ("OBLIGOR").

          OUTSTANDING. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination. With respect to Letters of Credit, the aggregate undrawn face amount of issued Letters of Credit.

          PBGC. The Pension Benefit Guaranty Corporation created by ss.4002 of ERISA and any successor entity or entities having similar responsibilities.

          PERMITTED ENCUMBRANCES. Each Lien granted pursuant to any of the Security Documents, the Permitted Liens and the security interests and defects in title as may be permitted by Lender in its sole and reasonable discretion and as set forth on Schedule B of the title insurance policies issued in connection with the Mortgaged Properties.

          PERMITTED LIENS. Liens, security interests and other encumbrances permitted byss.8.2.

          PERSON. Any individual, corporation, limited liability company, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof, including but not limited to Borrower and Guarantor.

          PLAN ASSETS. Assets of any employee benefit plan subject to Part 4, Subtitle A, Title I of ERISA.

          POTENTIAL COLLATERAL. Any property of the Borrower or any Additional Guarantor which is not at the time included in the Collateral and which consists of (i) Eligible Real Estate, or (ii) Real Estate which is capable of becoming Eligible Real Estate through the approval of the Required Lenders and the completion and delivery of Eligible Real Estate Qualification Documents.

          RATING AGENCIES. Fitch IBCA, Inc., Standard & Poor's Rating Services, Inc.or Moody's Investors Service, Inc.

          REAL ESTATE. All real property at any time owned or leased (as lessee or sublessee) by the Borrower, any Guarantor or any of its Subsidiaries, including, without limitation, the Mortgaged Properties.

          RECORD. The grid attached to any Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Agent with respect to any Loan referred to in such Note.

          REDEEMABLE PREFERRED STOCK. Any preferred stock issued by a Person which is at any time prior to the Maturity Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

          REGISTER. See ss.18.2 herein.

          REIT STATUS. With respect to Guarantor, its status as a real estate investment trust as defined in ss.856(a) of the Code.

          RELEASE. See ss.6.20(c)(iii) herein.

          RENT ROLL. A report prepared by the Borrower showing for each Mortgaged Property owned or leased by Borrower or any Additional Guarantor, its occupancy, lease expiration dates, lease rent and other information in substantially the form presented to the Lenders prior to the date hereof or in such other form as may have been approved by the Agent.

          REPLACEMENT RESERVE. With respect to any Real Estate now or hereafter owned or leased by Borrower or any Additional Guarantor, a replacement reserve in an amount equal to twenty cents ($.20) per annum multiplied by the Net Rentable Area of such Real Estate. With respect to any Real Estate now or hereafter owned by Guarantor or its Subsidiaries, a replacement reserve in an amount equal to twenty cents ($.20) per annum multiplied by the Net Rentable Area of such Real Estate.

          REQUIRED LENDERS. As of any date, the Lender or Lenders (which may also include the Agent as a Lender) whose aggregate Commitment Percentage is equal to or greater than sixty-six and 2/3 percent (66-2/3%)of the Total Commitment.

          RESERVE PERCENTAGE. For any day with respect to a LIBOR Rate Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves (including, without limitation, all base, supplemental, marginal and other reserves) under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D or any successor or similar regulation), if such liabilities were outstanding. The Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in the Reserve Percentage.

          REVOLVING CREDIT BASE RATE LOANS. Revolving Credit Loans bearing interest calculated by reference to the Base Rate.

          REVOLVING CREDIT COMMITMENT. With respect to each Lender, the amount set forth on SCHEDULE 1 hereto as the aggregate amount of such Lender's Revolving Credit Commitment, as the same may be reduced or increased from time to time in accordance with the terms of this Agreement.

          REVOLVING CREDIT COMMITMENT PERCENTAGE. With respect to each Lender, the percentage set forth on SCHEDULE 1 hereto as such Lender's percentage of the aggregate Revolving Credit Commitments of all of the Lenders, which such percentage may be reduced as provided herein or increased pursuant to ss.2.1 herein.

          REVOLVING CREDIT LIBOR RATE LOANS. Revolving Credit Loans bearing interest calculated by reference to LIBOR.

          REVOLVING CREDIT LOAN OR LOANS. An individual Revolving Credit Loan or the aggregate Revolving Credit Loans, as the case may be, in the maximum principal amount of $150,000,000.00 to be made by the Lenders hereunder as more particularly described in ss.2. Amounts drawn under a Letter of Credit shall also be considered Revolving Credit Loans as provided in ss.2.10(f).

          REVOLVING CREDIT NOTES. Seess.2.2(b) herein.

          SECURITY DOCUMENTS. Collectively, the Guaranty, the Mortgages, the Assignments of Leases and Rents, the Indemnity Agreements, the Assignment of Interests, UCC-1 financing statements and any further collateral assignments to the Agent for the benefit of the Lenders.

          SHORT-TERM INVESTMENTS. Investments described in subsections (a) through (g), inclusive, of ss.8.3. For all purposes of this Agreement and the other Loan Documents, the value of Short-term Investments at any time shall be the current market value thereof determined in a manner reasonably satisfactory to the Agent.

          STATE. A state of the United States of America.

          SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT. An agreement among the Agent, the Borrower or a Guarantor and a tenant under a Lease pursuant to which such tenant agrees to subordinate its rights under the Lease to the lien or security title of the applicable Mortgage and agrees to recognize the Agent or its successor in interest as landlord under the Lease in the event of a foreclosure under such Mortgage, and the Agent agrees to not disturb the possession of such tenant, such agreement to be in form and substance reasonably satisfactory to Agent.

          SUBSIDIARY. Any corporation, association, partnership, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes or controlling interests) of the outstanding voting interests or other economic interest and which are consolidated with the parent, including without limitation, under this Agreement, the Borrower as a Subsidiary of EPR.

          SURVEY. An instrument survey of each parcel of Mortgaged Property prepared by a registered land surveyor which shall show the location of all buildings, structures, easements and utility lines on such property, shall be sufficient to remove the standard survey exception from the Title Policy, shall show that all buildings and structures are within the lot lines of the Mortgaged Property and shall not show any encroachments by others (or to the extent any encroachments are shown, such encroachments shall be acceptable to the Agent in its reasonable discretion), shall show rights of way, adjoining sites, establish building lines and street lines, the distance to and names of the nearest intersecting streets and such other details as the Agent may reasonably require; and shall show whether or not the Mortgaged Property is located in a flood hazard district as established by the Federal Emergency Management Agency or any successor agency or is located in any flood plain, flood hazard or wetland protection district established under federal, state or local law and shall otherwise be in form and substance reasonably satisfactory to the Agent.

          SURVEYOR CERTIFICATION. With respect to each parcel of Mortgaged Property, a certificate executed by the surveyor who prepared the Survey with respect thereto, dated as of a recent date and containing such information relating to such parcel as the Agent or the Title Insurance Company may reasonably require, such certificate to be reasonably satisfactory to the Agent in form and substance.

          TAKING. The taking or appropriation (including by deed in lieu of condemnation) of any Mortgaged Property, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding, or in any other manner or any damage or injury or diminution in value through condemnation, inverse condemnation or other exercise of the power of eminent domain.

          TANGIBLE NET WORTH. The equity of any Person as determined in accordance with GAAP, less the total book value of all assets of such Person properly classified as intangible assets under generally accepted accounting principles, including such items as goodwill, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing.

          TENANT. A tenant of the Borrower or any Additional Guarantor which leases space in a Mortgaged Property pursuant to a Lease.

          THIRD PARTY INFORMATION. Information provided by or in reliance on information provided by Tenants or other independent sources acceptable to Agent, and upon which Borrower relies and has no knowledge or reason to believe is false, inaccurate or misleading in any respects.

          TITLE INSURANCE COMPANY. A nationally recognized title insurance company and/or any other title insurance company or companies approved by the Agent in its sole discretion.

          TITLE POLICY. With respect to each parcel of Mortgaged Property, an ALTA standard form title insurance policy (or, if such form is not available, an equivalent, legally promulgated form of mortgagee title insurance policy reasonably acceptable to the Agent) issued by a Title Insurance Company (with such reinsurance as the Agent may reasonably require, any such reinsurance to be with direct access endorsements to the extent available under applicable law) in an amount as the Agent may reasonably require insuring the priority of the Mortgage thereon and that the Borrower or a Guarantor, as applicable, holds marketable fee simple title to or a valid and subsisting leasehold interest in such parcel, subject only to the encumbrances acceptable to Agent in its reasonable discretion and which shall not contain standard exceptions for mechanics liens, persons in occupancy (other than Tenants as tenants only under Leases) or matters which would be shown by a survey, shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Agent in its reasonable discretion, and shall contain (a) a revolving credit endorsement and (b) such other endorsements and affirmative insurance as the Agent may reasonably require and is available in the State in which the Real Estate is located, including but not limited to (i) a comprehensive endorsement, (ii) a variable rate of interest endorsement, (iii) a usury endorsement, (iv) a doing business endorsement,
     (v) an ALTA form 3.1 zoning endorsement (in States where same is available from the Title Insurance Company without an opinion of counsel concerning such matters and where other evidence of zoning compliance has not been delivered to the Agent in the Agent's good faith business judgment), (vi) a "tie-in" endorsement relating to all Title Policies issued by such Title Insurance Company in respect of other Mortgaged Property and (vii) a "first loss" endorsement.

          TOTAL ASSET VALUE. The sum of: (1) unrestricted cash and marketable securities held by EPR and its Subsidiaries plus (2) Total Real Estate Value; plus (3) non-income producing real estate at cost of EPR and its Subsidiaries.

          TOTAL COMMITMENT. The sum of the Commitments of the Lenders, as in effect from time to time not to exceed the lesser of (a) the Borrowing Base or (b) $150,000,000.00, as such amount may be increased pursuant to ss.2.1 herein.

          TOTAL DEBT. With respect to EPR and any of its Subsidiaries, all Indebtedness, plus the face amount of any undrawn letters of credit, plus any Contingent Obligations.

          TOTAL REAL ESTATE VALUE. EBITDA of EPR and its Subsidiaries for the most recent quarter, with pro forma adjustments for any assets acquired or sold during the relevant period, multiplied by four (4) (which is the annualization factor), divided by 0.11 (which is the capitalization rate).

          TOTAL SECURED DEBT. At any time, for EPR and its Subsidiaries, determined on a Consolidated basis, the sum of the following, but only if any Real Estate, or ownership interest of the owner thereof, is subject to a mortgage, deed of trust, deed to secure debt or similar instrument encumbering such Real Estate, or with respect to an owner of such Real Estate, a pledge of any equity interests in such Person with respect thereto: (i) all Indebtedness plus any other amounts that may constitute indebtedness for borrowed money; (ii) the deferred purchase price of Real Estate (not including escrow deposits given in connection with any such purchase); (iii) all Capitalized Leases in which the Borrower is the tenant; (iv) all obligations to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument; and (v) all Guarantees of Indebtedness incurred by Persons other than for Indebtedness already accounted for in the foregoing clauses
     (i) - (iv) hereof, and other than the Borrower, Guarantor and its Subsidiaries.

          TYPE. As to any Revolving Credit Loan, its nature as a Base Rate Loan or a LIBOR Rate Loan.

          UNDERWRITEABLE CASH FLOW. (1) With respect to Mortgaged Property that is a Megaplex Movie Theater, determined individually, the lesser of (A) the Mortgaged Property NOI for the trailing 4 quarter period and (B) the Exhibitor's EBITDAR for such Mortgaged Property for the trailing 4 quarter period, divided by 1.25; and (2) With respect to each Mortgaged Property that is an Entertainment-Related Retail Improvements, the Mortgaged Property NOI for the trailing 4 quarter period.

          UNHEDGED VARIABLE RATE DEBT. Indebtedness that by its terms bears interest at a variable, not fixed, rate for which a swap, cap or similar arrangement effectively limiting the variability of such rate has not been entered into.

     ss.1.2 RULES OF INTERPRETATION.

               (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

               (b) The definitions of terms herein shall apply equally to the singular and the plural forms of the terms defined.

               (c) A reference to any law includes any amendment or modification of such law.

               (d) A reference to any Person includes its permitted successors and permitted assigns.

               (e) Accounting terms not otherwise defined herein have the meanings assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer.

               (f) The words "include", "includes" and "including" are not limiting.

               (g) The words "approval" and "approved", as the context requires, means an approval in writing given to the party seeking approval after full and fair disclosure to the party giving approval of all material facts necessary in order to determine whether approval should be granted.

               (h) All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in the State of New York, have the meanings assigned to them therein.

               (i) Reference to a particular "ss.", refers to that section of this Agreement unless otherwise indicated.

               (j) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

     ss.1.3 ACCOUNTING TERMS AND DETERMINATIONS.

               (a) GAAP.  Except as otherwise  expressly  provided  herein,  all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if Borrower notifies Lender that Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if Lender notifies Borrower that Lender requests an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

               (b) FFO. If Borrower notifies Lender that the definition of FFO has been amended by the Board of Governors of the National Association of Real Estate Investment Trusts after the date of this Agreement and that Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in FFO or in the application thereof on the operation of such provision (or if Lender notifies Borrower that Lender requests an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in FFO or in the application thereof, then such provision shall be interpreted on the basis of FFO as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

ss.2. THE REVOLVING CREDIT FACILITY.

          ss.2.1 THE INCREASED LOAN AMOUNT. During the term of the Facility, the Borrower shall have one option to increase the Facility Amount by a maximum aggregate amount of up to $50,000,000.00 (the "INCREASE OPTION"), PROVIDED HOWEVER, (a) that at the time of the exercise of such option, there is no Default or Event of Default which shall have occurred and be continuing;
     (b) in no event shall the existence of this Increase Option be deemed a commitment on the part of the Lenders until such time as a Lender in writing increases its commitment or a new Lender issues a written commitment for any such amounts in excess of the existing $150,000,000 committed Facility, and then in such event, such increase to the Facility Amount shall only be to the extent of the increased commitment or new commitment amounts; (c) Borrower shall provide ten (10) business days prior written notice to the Agent of the amount of the requested increase; (d) any such increase shall be in a minimum amount of $10,000,000.00 with minimum increments of $5,000,000.00 above that amount, and a maximum aggregate increase of $50,000,000.00; and (e) any such increase shall be integrated into this Agreement and shall be subject to the same terms and conditions as this Agreement.

          ss.2.2 REVOLVING CREDIT LOANS.

               (a) Subject to the terms and conditions set forth in this Agreement, each of the Lenders severally agrees to lend to the Borrower, and the Borrower may borrow (and repay and reborrow) from time to time between the Closing Date and the Maturity Date upon notice by the Borrower to the Agent given in accordance with ss.2.7, such sums as are requested by the Borrower for the purposes set forth in ss.2.9 up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) plus the Letters of Credit Outstanding at any one time equal to such Lender's Revolving Credit Commitment; PROVIDED, that, in all events no Default or Event of Default shall have occurred and be continuing; and PROVIDED, FURTHER, that the outstanding principal amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Letters of Credit Outstanding shall not at any time exceed the total Maximum Commitment Amount or cause a violation of the covenant set forth in ss.9.1. The Revolving Credit Loans shall be made PRO RATA in accordance with each Lender's Revolving Credit Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that all of the conditions set forth in ss.10 and ss.11 have been satisfied on the date of such request. No Lender shall have any obligation to make Revolving Credit Loans to Borrower in the maximum aggregate principal outstanding balance of more than the principal face amount of its Revolving Credit Note.

               (b) The Revolving Credit Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of EXHIBIT B hereto (collectively, the "REVOLVING CREDIT NOTES"), dated of even date with this Agreement (except as otherwise provided in ss.18.3) and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Lender in the principal amount equal to such Lender's Revolving Credit Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Lender, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes Agent to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or the time of receipt of any payment of principal thereof, an appropriate notation on Agent's Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on Agent's Record shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to each Lender, but the failure to record, or any error in so recording, any such amount on Agent's Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due. By delivery of the Revolving Credit Notes, there shall not be deemed to have occurred, and there has not otherwise occurred, any payment, satisfaction or novation of the indebtedness evidenced by the "NOTES" as defined in the Revolving Credit Agreement, which indebtedness is instead allocated among the Lenders as of the date hereof and evidenced by the Revolving Credit Notes in accordance with their respective Revolving Credit Commitment Percentages.

          ss.2.3 FACILITY UNUSED FEE.

               (a) The Borrower agrees to pay to the Agent for the account of the Lenders in accordance with their respective Revolving Credit Commitment Percentages a facility unused fee calculated at the rate per annum set forth below, based upon the average daily amount by which the total Revolving Credit Commitment exceeds the outstanding principal amount of Revolving Credit Loans and the Letters of Credit Outstanding during each calendar quarter or portion thereof calculated on the basis of the actual number of days elapsed in a year of 360 days, commencing on the date hereof and ending on the Maturity Date:
          USED PORTION FACILITY UNUSED FEE

         < 50% of the Facility Amount                                  50.0 bps

         > 50% of the Facility Amount                                  25.0 bps

               (b) The facility unused fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter or portion thereof, on any earlier date on which the applicable Revolving Credit Commitments shall be reduced and on the Maturity Date.

          ss.2.4 INTENTIONALLY DELETED.

          ss.2.5 INTENTIONALLY DELETED.

          ss.2.6 INTEREST ON LOANS.

               (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the date on which such Base Rate Loan is repaid or converted to a LIBOR Rate Loan at the rate per annum equal to the sum of the Base Rate plus the Applicable Base Rate Margin.

               (b) Each LIBOR Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of each Interest Period with respect thereto at the rate per annum equal to the sum of LIBOR determined for such Interest Period plus the Applicable LIBOR Rate Margin.

               (c) The Borrower promises to pay interest on each Loan in arrears on each Interest Payment Date with respect thereto.

               (d) Base Rate Loans and LIBOR Rate Loans may be converted to Loans of the other Type as provided in ss.4.1.

          ss.2.7 REQUESTS FOR REVOLVING CREDIT LOANS. Except with respect to the initial Revolving Credit Loan on the Closing Date, the Borrower shall give to the Agent written notice in the form of EXHIBIT H hereto (or telephonic notice confirmed in writing in the form of EXHIBIT H hereto; provided that the Agent and the Lenders may rely on such telephonic notice notwithstanding the lack of or discrepant information contained in a written confirmation) of each Revolving Credit Loan requested hereunder (a "LOAN REQUEST") by 9:00 a.m. (Boston time) one Business Day prior to the proposed Drawdown Date with respect to Revolving Credit Base Rate Loans and three (3) Business Days prior to the proposed Drawdown Date with respect to Revolving Credit LIBOR Rate Loans. Each such notice shall specify with respect to the requested Revolving Credit Loan the proposed principal amount of such Revolving Credit Loan, the Type of Revolving Credit Loan, the initial Interest Period (if applicable) for such Revolving Credit Loan and the Drawdown Date. Each such notice shall also contain (i) a general statement as to the purpose for which such Advance shall be used (which purpose shall be in accordance with the terms of ss.2.9), (ii) a certification by the chief financial officer or chief accounting officer of the Borrower that the Borrower and the Guarantor are and will be in compliance with all covenants under the Loan Documents after giving effect to the making of such Loan, and (iii) a current calculation of the Borrowing Base with such supporting information as the Agent may require adjusted in the best good faith estimate of the Borrower to give effect to the proposed Advance. Promptly upon receipt of any such notice, the Agent shall notify each of the Lenders thereof. Except as provided in this ss.2.7, each such Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loan requested from the Lenders on the proposed Drawdown Date; provided that, in addition to the Borrower's other remedies against any Lender which fails to advance its proportionate share of a requested Revolving Credit Loan, such Loan Request may be revoked by the Borrower by notice received by the Agent no later than the Drawdown Date if any Lender fails to advance its proportionate share of the requested Revolving Credit Loan in accordance with the terms of this Agreement; and provided further that the Borrower shall be liable in accordance with the terms of this Agreement to any Lender which is prepared to advance its proportionate share of the requested Revolving Credit Loan for any costs, expenses or damages actually incurred by such Lender as a result of the Borrower's election to revoke such Loan Request. Nothing herein shall prevent the Borrower from seeking recourse against any Lender that fails to advance its proportionate share of a requested Revolving Credit Loan as required by this Agreement. Notwithstanding anything to the contrary contained herein, the Borrower may at any time prior to any proposed Drawdown Date, provide written notice to the Agent (the "FULL ADVANCE NOTICE") instructing Agent not to disburse the requested Advance, or any subsequent Advance, until such time as Agent has received from each Lender, its proportionate share of the requested Revolving Credit Loan in good funds, such that the Agent at the time of the disbursement has received 100% of the proportionate amounts due from each Lender with respect to such Advance. Each Loan Request shall be (a) for a Revolving Credit Base Rate Loan in a minimum aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof; or (b) for a Revolving Credit LIBOR Rate Loan in a minimum aggregate amount of $2,000,000 or an integral multiple of $100,000 in excess thereof; PROVIDED, HOWEVER, that there shall be no more than five (5) LIBOR Rate Loans (including Revolving Credit LIBOR Rate Loans) outstanding at any one time.

          ss.2.8 FUNDS FOR REVOLVING CREDIT LOANS.

               (a) Not later than 1:00 p.m. (Boston time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Lenders will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Lender's Revolving Credit Commitment Percentage of the amount of the requested Revolving Credit Loans which may be disbursed pursuant to ss.2.2. Upon receipt from each Lender of such amount, and upon receipt of the documents required by ss.10 and ss.11 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the Agent by the Lenders by crediting such amount to the account of the Borrower maintained at the Agent's Head Office. The failure or refusal of any Lender to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Revolving Credit Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Agent the amount of such other Lender's Revolving Credit Commitment Percentage of any requested Revolving Credit Loans, including any additional Revolving Credit Loans that may be requested subject to the terms and conditions hereof to provide funds to replace those not advanced by the Lender so failing or refusing. In the event of any such failure or refusal, the Lenders not so failing or refusing shall be entitled to a priority secured position as against the Lender or Lenders so failing or refusing to make available to the Borrower the amount of its or their Revolving Credit Commitment Percentage for such Revolving Credit Loans as provided in ss.12.5.

               (b) Unless the Agent shall have been notified by any Lender prior to the applicable Drawdown Date that such Revolving Credit Lender will not make available to Agent such Revolving Credit Lender's Revolving Credit Commitment Percentage of a proposed Revolving Credit Loan, the Agent may in its discretion assume that such Lender has made such Revolving Credit Loan available to Agent in accordance with the provisions of this Agreement and the Agent may, if it chooses, in reliance upon such assumption make such Revolving Credit Loan available to the Borrower, and such Lender shall be liable to the Agent for the amount of such advance. If such Lender does not pay such corresponding amount upon the Agent's demand therefor, the Agent will promptly notify the Borrower, and the Borrower shall promptly pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for such Revolving Credit Loan or (ii) from a Lender at the Federal Funds Effective Rate. Notwithstanding anything to the contrary contained herein, the Borrower may at any time prior to any proposed Drawdown Date, provide a Full Advance Notice to the Agent instructing Agent not to disburse the requested Advance, or any subsequent Advance, until such time as Agent has received from each Lender, its proportionate share of the requested Revolving Credit Loan, as provided in ss.2.7 herein.

          ss.2.9 USE OF PROCEEDS. The Borrower will use the proceeds of the Loans solely (a) to finance the repayment and termination of debt (including the $75,000,000 facility from iStar and any other obligations outstanding from Borrower to iStar (the "ISTAR LOANS") which is a condition precedent for additional Advances hereunder; (b) to provide financing for the acquisition, renovation, improvement and development by the Borrower, Guarantor and their Subsidiaries of Real Estate utilized or to be utilized for Megaplex Movie Theatre properties or Entertainment-Related Retail Improvements or other approved properties; (c) for capital improvement projects for Real Estate; (d) for general corporate purposes of Borrower and the Guarantors and any Subsidiaries; and (e) for such other purposes as the Required Lenders in their sole discretion from time to time may agree in writing.

          ss.2.10 LETTERS OF CREDIT.

               (a) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through the day that is thirty (30) days prior to the Maturity Date, the Issuing Lender shall issue such Letters of Credit as the Borrower may request upon the delivery of a written request in the form of
          EXHIBIT I hereto (a "LETTER OF CREDIT REQUEST") to the Issuing Lender, PROVIDED that (i) no Default or Event of Default shall have occurred and be continuing, (ii) upon issuance of such Letter of Credit, the Outstanding Letters of Credit (including the amount of drawings made under Letters of Credit but not reimbursed) shall not exceed Twenty-Five Million Dollars ($25,000,000.00), (iii) in no event shall the sum of (A) the Revolving Credit Loans Outstanding and (B) the amount of Letters of Credit Outstanding (after giving effect to all Letters of Credit requested and drawings made under any Letters of Credit but not reimbursed) exceed the total Maximum Commitment Amount,
          (iv) the conditions and covenants set forth in ss.ss.6, 9, 10 and 11 shall have been satisfied, and (v) in no event shall any amount drawn under a Letter of Credit be available for reinstatement or a subsequent drawing under such Letter of Credit. Each Letter of Credit Request shall be executed by an officer of Borrower. The Issuing
          Lender shall be entitled to conclusively rely on such Person's authority to request a Letter of Credit on behalf of Borrower. The Issuing Lender shall have no duty to verify the authenticity of any signature appearing on a Letter of Credit Request. The Borrower assumes all risks with respect to the use of the Letters of Credit. Unless the Issuing Lender and the Required Lenders otherwise consent, the term of any Letter of Credit shall not exceed a period of time commencing on the issuance of the Letter of Credit and ending on the date which is fifteen (15) days prior to the Maturity Date (but in any event the term shall not extend beyond the Maturity Date). The amount available to be drawn under any Letter of Credit shall reduce on a dollar-for-dollar basis the amount available to be drawn under the Revolving Credit Commitment as a Revolving Credit Loan.

               (b) Each Letter of Credit Request shall be submitted to the Issuing Lender at least ten (10) Business Days (or such shorter period as the Issuing Lender may approve) prior to the date upon which the requested Letter of Credit is to be issued. Each such Letter of Credit Request shall contain (i) a statement as to the purpose for which such Letter of Credit shall be used (which purpose shall be in accordance with the terms of this Agreement), and (ii) a certification by the chief financial or chief accounting officer of Borrower that the Borrower is and will be in compliance with all covenants under the Loan Documents after giving effect to the issuance of such Letter of Credit. The Borrower shall further deliver to the Issuing Lender such additional applications and documents as the Issuing Lender may require, in conformity with the then standard practices of its letter of credit department, in connection with the issuance of such Letter of Credit; provided that in the event of any conflict, the terms of this Agreement shall control.

               (c) The Issuing Lender shall, if it approves of the content of the Letter of Credit Request (which approval shall not be unreasonably withheld), and subject to the conditions set forth in this Agreement, issue the Letter of Credit on or before ten (10) Business Days following receipt of the documents last due pursuant to ss.2.10(b). Each Letter of Credit shall be in form and substance reasonably satisfactory to the Issuing Lender in its reasonable discretion. Upon issuance of a Letter of Credit, the Issuing Lender shall provide notice of the issuance of such Letter of Credit to the Lenders and shall provide a copy of such Letter of Credit to any Lender that requests a copy.

               (d) Upon the issuance of a Letter of Credit, each Lender shall be deemed to have purchased a participation therein from Issuing Lender in an amount equal to its respective Revolving Credit Commitment Percentage of the amount of such Letter of Credit. No Lender's obligation to participate in a Letter of Credit shall be affected by any other Lender's failure to perform as required herein with respect to such Letter of Credit or any other Letter of Credit.

               (e) The Borrower shall pay to the Issuing Lender (i) upon issuance of each Letter of Credit, for its own account, a Letter of Credit issuance fee calculated at the rate of one-eighth of one percent (0.125%) per annum of the amount available to be drawn under such Letter of Credit (which fee shall not be less than $1,000.00 in any event), and (ii) for the accounts of the Lenders in accordance with their respective percentage shares of participation in such Letter of Credit, a Letter of Credit fee calculated at the rate per annum equal to the Applicable Margin then applicable to Revolving Credit LIBOR Rate Loans on the amount available to be drawn under such Letter of Credit, which such fees shall be payable in quarterly installments in arrears with respect to each Letter of Credit on the first day of each calendar quarter following the date of issuance and continuing on each quarter or portion thereof thereafter, as applicable, or on any earlier date on which the Revolving Credit Commitments shall terminate and on the expiration or return of any Letter of Credit. In addition, the Borrower shall pay to Issuing Lender for its own account within five (5) days of demand of Issuing Lender the standard issuance, documentation and service charges for Letters of Credit issued from time to time by Issuing Lender.

               (f) In the event that any amount is drawn under a Letter of Credit by the beneficiary thereof, the Borrower shall reimburse the Issuing Lender by having such amount drawn treated as an outstanding Revolving Credit Base Rate Loan under this Agreement and the Agent shall promptly notify each Lender by telex, telecopy, telegram, telephone (confirmed in writing) or other similar means of transmission, and each Lender shall promptly and unconditionally pay to the Agent, for the Issuing Lender's own account, an amount equal to such Lender's Revolving Credit Commitment Percentage of such Letter of Credit (to the extent of the amount drawn). If and to the extent any Lender shall not make such amount available on the Business Day on which such draw is funded, such Lender agrees to pay such amount to the Agent forthwith on demand, together with interest thereon, for each day from the date on which such draw was funded until the date on which such amount is paid to the Agent, at the Federal Funds Effective Rate until three (3) days after the date on which the Agent gives notice of such draw and at the Federal Funds Effective Rate plus 1% for each day thereafter. Further, such

          Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans, amounts due with respect to its participations in Letters of Credit and any other amounts due to it hereunder to the Agent to fund the amount of any drawn Letter of Credit which such Lender was required to fund pursuant to this ss.2.10(f) until such amount has been funded (as a result of such assignment or otherwise). In the event of any such failure or refusal, the Lenders not so failing or refusing shall be entitled to a priority secured position for such amounts as provided in ss.12.5. The failure of any Lender to make funds available to the Agent in such amount shall not relieve any other Lender of its obligation hereunder to make funds available to the Agent pursuant to this ss.2.10(f).

               (g) If after the issuance of a Letter of Credit pursuant to ss.2.10(c) by the Issuing Lender, but prior to the funding of any portion thereof by a Lender, one of the events described in ss.12.1(h), (i) or (j) shall have occurred, each Lender will, on the date such Revolving Credit Loan pursuant to ss.2.10(f) was to have been made, purchase an undivided participation interest in the Letter of Credit in an amount equal to its Revolving Credit Commitment Percentage of the amount of such Letter of Credit. Each Lender will immediately transfer to the Issuing Lender in immediately available funds the amount of its participation and upon receipt thereof the Issuing Lender will deliver to such Lender a Letter of Credit participation certificate dated the date of receipt of such funds and in such amount.

               (h) Whenever at any time after the Issuing Lender has received from any Lender any such Lender's payment of funds under a Letter of Credit and thereafter the Issuing Lender receives any payment on account thereof, then the Issuing Lender will distribute to such Lender its participation interest in such amount (appropriately adjusted in the case of interest payments to reflect the period of time during which such Lender's participation interest was outstanding and funded); PROVIDED, HOWEVER, that in the event that such payment received by the Issuing Lender is required to be returned, such Lender will return to the Issuing Lender any portion thereof previously distributed by the Issuing Lender to it.

               (i) The issuance of any supplement, modification, amendment, renewal or extension to or of any Letter of Credit shall be treated in all respects the same as the issuance of a new Letter of Credit.

               (j) Borrower assumes all risks of the acts, omissions, or misuse of any Letter of Credit by the beneficiary thereof. None of Agent, Issuing Lender or any Lender will be responsible for (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the issuance of any Letter of Credit, even if such document should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; (iii) any loss or delay in the transmission or otherwise of any document or draft required by or from a beneficiary in order to make a disbursement under a Letter of Credit or the proceeds thereof; (iv) for the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (v) for any consequences arising from causes beyond the control of Agent or any Lender. Provided there exists no negligence or willful misconduct on the part of the Agent, Issuing Lender or any Lender, then none of Agent, Issuing Lender or any Lender will be responsible for (i) failure of any beneficiary of any Letter of Credit to comply fully with the conditions required in order to demand payment under a Letter of Credit; (ii) errors in interpretation of technical terms; (iii) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit; and (iv) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason. Notwithstanding the foregoing, in no event shall the Lender be responsible for any acts of fraud or forgery by Borrower, Guarantor any of its Subsidiaries or any third party in connection with the issuance, transfer, presentment or payment under or in connection with any Letter of Credit. None of the foregoing will affect, impair or prevent the vesting of any of the rights or powers granted to Agent, Issuing Lender or the Lenders hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any act taken or omitted to be taken by Agent, Issuing Lender or the other Lenders in good faith will be binding on Borrower and will not put Agent, Issuing Lender or the other Lenders under any resulting liability to Borrower.

          ss.2.11 APPOINTMENT OF BORROWER AGENT. Fred L. Kennon ("KENNON") is an officer of each of the Borrowers, and therefore each of the Borrowers has determined that it is advantageous and convenient for them to designate Kennon as the agent for Borrower to effect borrowings and other extensions of credit under this Agreement and to designate a Borrower to which proceeds of the borrowings shall be distributed ("BORROWER AGENT").

               (1) Each of the Borrowers hereby irrevocably appoints Kennon as its agent to effect borrowings, obtain other extensions of credit and to execute instruments and documents and take other actions in the name, or on behalf of, but not as a lender to, such Borrower, as provided or contemplated in this Agreement. Each of the Borrowers represents and covenants that all requests for Loans and Letters of Credit under this Agreement shall be made by either the Borrower or Borrower Agent as agent for the Borrowers, and that the authority of the Borrower Agent so to request Loans and Letters of Credit on behalf of, and to bind, the Borrowers, shall continue unless and until (i) the Agent actually receives written notice of the termination and/or replacement of such authority signed by the respective Managers, Presidents or Treasurers of each of the Borrowers, (ii) this Agreement has been terminated, or (iii) all Obligations of such Borrower have been paid or otherwise satisfied. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Borrower Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Borrower and no implied covenants, functions, responsibilities duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Borrower Agent. Furthermore, in performing his duties under this appointment, the Borrower Agent shall be acting solely as a conduit for money transfers between the Lenders and the Borrowers, and the Borrower Agent shall not make, nor shall he be construed as making, any loans or advances of money under this Agreement to any of the Borrowers.

               (2) Each of the Borrowers further agrees and acknowledges that any Loans which may be made by the Lenders under the Facility provided under this Agreement may be made directly to the designated Borrower notwithstanding any notice or knowledge by the Lenders that such Loan is intended for the use of another Borrower, and the Lenders shall have no responsibility with respect to whether or when the designated Borrower distributes or delivers the proceeds of any Loans to any other Borrower, and payment or delivery by the Agent of the proceeds of such Loans to the designated Borrower shall be deemed to be a payment or delivery to each of the Borrowers. Without limiting the foregoing, each Borrower acknowledges that it shall be directly indebted to the Lenders for each Loan distributed to it by the Borrower Agent as if that Loan had been made directly by the Lenders to the Borrower which received such proceeds, in addition to which the other Borrowers shall be jointly and severally obligated to the Lenders in that amount.

               (3) The Agent shall have no responsibility to inquire as to the distribution of Loans and Letters of Credit made by the Agent or Issuing Lender through the Borrower Agent as described herein.

               (4) The Borrower Agent and each of the Borrowers agrees, jointly and severally, to indemnify, defend, and to hold the Agent and the Lenders, and any of their Affiliates or any designee harmless from and against any liability, claim, demand, expense, or loss made against the Agent or any Lender, or any of their Affiliates and/or its designees on account of, or arising out of, this Agreement and the transactions contemplated hereby, the Agent's, Lenders' and any of their Affiliate's and/or designee's reliance upon loan requests submitted by the Borrower Agent and any other action taken by the Agent, any Lender or any of their Affiliates and/or designees hereunder or under any of the Loan Documents or any other agreement with the Borrower Agent and/or the Borrowers and/or any other Person.

               (5) The Revolving Credit Facility established in this Agreement constitutes one combined aggregate Line of Credit for all of the Borrowers.

ss.3. REPAYMENT OF THE LOANS.

          ss.3.1 STATED MATURITY. The Borrower promises to pay on the Maturity Date and there shall become absolutely due and payable on the Maturity Date all of the Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

          ss.3.2 MANDATORY PREPAYMENTS. If at any time the sum of the aggregate outstanding principal amount of the Revolving Credit Loans and the Letters of Credit Outstanding exceeds the aggregate Revolving Credit Commitments, or the aggregate outstanding principal balance of the Revolving Credit Loans and the Letters of Credit Outstanding exceeds the Borrowing Base, then the Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Lenders, as applicable, for application to the Loans as provided in ss.3.4, together with any additional amounts payable pursuant to ss.4.8. In the event there shall have occurred a casualty with respect to any Mortgaged Property and the Borrower is required to repay the Loans pursuant to ss.7.7 or a Taking and the Borrower is required to repay the Loans pursuant to a Mortgage or ss.7.7, the Borrower shall prepay the Loans concurrently with the date of receipt by the Borrower or the Agent of any Insurance Proceeds or Condemnation Proceeds in respect of such casualty or Taking, as applicable, or as soon thereafter as is reasonably practicable, in the amount required pursuant to the relevant provisions of ss.7.7 or such Mortgage.

          ss.3.3 OPTIONAL PREPAYMENTS. The Borrower shall have the right, at its election, to prepay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium; PROVIDED, that if any prepayment of the outstanding amount of any LIBOR Rate Loans pursuant to this ss.3.3 is made on a date that is not the last day of the Interest Period relating thereto, such prepayment shall be accompanied by the payment of any amounts due pursuant to ss.4.8. The Borrower shall give the Agent, no later than 10:00 a.m., Boston time, at least three (3) days prior written notice of any prepayment pursuant to this ss.3.3, in each case specifying the proposed date of prepayment of the applicable Revolving Credit Loans and the principal amount to be prepaid.

          ss.3.4 PARTIAL PREPAYMENTS. Each partial prepayment of the Loans under ss.3.3 shall be in a minimum amount of $1,000,000.00 or an integral multiple of $100,000 in excess thereof, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of payment. Each partial payment under ss.3.2 and ss.3.3 shall be in the absence of instruction by the Borrower, first applied to the principal of Revolving Credit Loans, and within each category, first to the principal of Base Rate Loans within such category and then to the principal of LIBOR Rate Loans within such category.

          ss.3.5 EXTENSION OPTION. The Borrower shall have a one-time option to extend the term of the Facility for a period of one year from the date of the initial Maturity Date (the "EXTENSION OPTION") provided that: (i) the Borrower notifies the Agent in writing no less than sixty (60) days, nor more than ninety (90) days, before the initial Maturity Date; (ii) the Borrower is in full compliance with the terms of this Agreement; (iii) no Default, or Event of Default has occurred or is otherwise continuing at the time of the notice and as of the commencement of the Extension Option; and
     (iv) an extension fee in the amount of 30 bps multiplied by the Facility Amount is paid to the Agent for the pro rata benefit of the Lenders.

          ss.3.6 EFFECT OF PREPAYMENTS. Amounts of the Revolving Credit Loans prepaid under ss.3.2 and ss.3.3 prior to the Maturity Date may, provided there is no Event of Default hereunder, be reborrowed as provided in ss.2.

ss.4. CERTAIN GENERAL PROVISIONS.

          ss.4.1 CONVERSION OPTIONS.

               (a) The  Borrower  may elect from time to time to convert  any of its outstanding Revolving Credit Loans to a Revolving Credit Loan of another Type and such Revolving Credit Loans shall thereafter bear interest as a Base Rate Loan or a LIBOR Rate Loan, as applicable; PROVIDED that (i) with respect to any such conversion of a LIBOR Rate Loan to a Base Rate Loan, the Borrower shall give the Agent at least one (1) Business Day's prior written notice of such election, and such conversion shall only be made on the last day of the Interest Period with respect  to such  LIBOR  Rate  Loan;  (ii)  with  respect  to any such conversion of a Base Rate Loan to a LIBOR Rate Loan, the Borrower shall give the Agent at least three (3) LIBOR Business Days' prior written notice of such election and the Interest Period requested for such Loan, the principal amount of the Loan so converted shall be in a minimum aggregate amount of $2,000,000 or an integral multiple of $100,000 in excess thereof and, after giving effect to the making of such Loan, there shall be no more than five (5) LIBOR Rate Loans outstanding at any one time; (iii) no Loan may be converted into a
          LIBOR Rate Loan when any Event of Default has occurred and is continuing; and (iv) no Loan may be converted into a LIBOR Rate Loan for an Interest Period of greater than one month when any Default has occurred and is continuing. All or any part of the outstanding Revolving Credit Loans of any Type may be converted as provided herein, PROVIDED that no partial conversion shall result in a Revolving Credit Base Rate Loan in a principal amount of less than $1,000,000 or a Revolving Credit LIBOR Rate Loan in a principal amount of less than $2,000,000 and that the principal amount of each Loan shall be in an integral multiple of $100,000. On the date on which such conversion is being made, each Lender shall take such action as is necessary to transfer its Commitment Percentage of such Loans to its Domestic Lending Office or its LIBOR Lending Office, as the case may be. Each Conversion/Continuation Request relating to the conversion of a Base Rate Loan to a LIBOR Rate Loan shall be irrevocable by the Borrower.

               (b) Any LIBOR Rate Loan may be continued as such Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the terms of ss.4.1; PROVIDED that no LIBOR Rate Loan may be continued as such for an Interest Period of greater than one month when any Default has occurred and is continuing, and no LIBOR Rate Loan may be continued as such for any period of time when any Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the Interest Period relating thereto ending during the continuance of any Event of Default. After a Default or Event of Default has been cured, Borrower may convert to or continue any LIBOR Rate Loan as otherwise provided herein.

               (c) In the event that the Borrower does not notify the Agent of its election hereunder with respect to any LIBOR Rate Loan, such Loan shall be automatically converted to a Base Rate Loan at the end of the applicable Interest Period.

          ss.4.2 CLOSING FEE. The Borrower shall pay to Fleet on the Closing Date such amount as is set forth in a separate agreement regarding any such fees between Borrower and Fleet ("SEPARATE AGREEMENT REGARDING FEES").

          ss.4.3 AGENT'S FEE. The Borrower shall pay to the Agent, for the Agent's own account, an annual Agent's fee (the "AGENT'S FEE") as shall be provided in the Separate Agreement Regarding Fees. The Agent's Fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter or portion thereof. The Agent's Fee shall also be paid upon the Maturity Date or earlier termination of the Commitments. The Agent's Fee for any partial quarter shall be prorated. The parties hereto hereby acknowledge and agree that no Agent's Fee shall be due at the initial closing of this Loan.

          ss.4.4 FUNDS FOR PAYMENTS.

               (a) All payments of principal, interest, facility fees, Letter of Credit fees, closing fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Lenders and the Agent, as the case may be, at the Agent's Head Office, not later than 1:00 p.m. (Boston time) on the day when due, in each case in lawful money of the United States in immediately available funds. The Agent is hereby authorized to charge the accounts of the Borrower with Fleet, on the dates when the amount thereof shall become due and payable, with the amounts of the principal of and interest on the Loans and all fees, charges, expenses and other amounts owing to the Agent and/or the Lenders under the Loan Documents.

               (b) All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes (other than income or franchise taxes imposed on any Lender), levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Agent, for the account of the Lenders or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Lenders or the Agent to receive the same net amount which the Lenders or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges required to be deducted from or paid with respect to payments made by the Borrower hereunder or under any other Loan Document.

               (c) Each Lender organized under the laws of a jurisdiction outside the United States, if requested in writing by the Borrower (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower with such duly executed form(s) or statement(s) which may, from time to time, be prescribed by law and, which, pursuant to applicable provisions of (i) an income tax treaty between the United States and the country of residence of such Lender,
          (ii) the Code, or (iii) any applicable rules or regulations in effect under (i) or (ii) above, indicates the withholding status of such Lender; provided that nothing herein (including without limitation the failure or inability to provide such form or statement) shall relieve the Borrower of its obligations under ss.4.4(b). In the event that the Borrower shall have delivered the certificates or vouchers described above for any payments made by the Borrower and such Lender receives a refund of any taxes paid by the Borrower pursuant to ss.4.4(b), such Lender will pay to the Borrower the amount of such refund promptly upon receipt thereof; PROVIDED that if at any time thereafter such Lender is required to return such refund, the Borrower shall promptly repay to such Lender the amount of such refund.

               (d) The  obligations  of the  Borrower to the Lenders  under this
          Agreement (and of the Lenders to make payments to the Issuing Lender with respect to Letters of Credit) shall be absolute, unconditional and irrevocable, and shall be paid and performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances: (i) any lack of validity or enforceability of this Agreement, any Letter of Credit, any of the other Loan Documents; (ii) any improper use which may be made of any Letter of Credit or any improper acts or omissions of any beneficiary or transferee of any Letter of Credit in connection therewith; (iii) the existence of any claim, set-off, defense or any right which the Borrower or any of its Subsidiaries or Affiliates may have at any time against any beneficiary or any transferee of any Letter of Credit (or persons or entities for whom any such beneficiary or any such transferee may be acting) or any of the Lenders (other than the defense of payment to the Lenders in accordance with the terms of this Agreement) or any other person, whether in connection with any Letter of Credit, this Agreement, any other Loan Document, or any unrelated transaction; (iv) any draft, demand, certificate, statement or any other documents presented under any Letter of Credit proving to be insufficient, forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; (v) any breach of any agreement between Borrower or any of its Subsidiaries or Affiliates and any beneficiary or transferee of any Letter of Credit; (vi) any irregularity in the transaction with respect to which any Letter of Credit is issued, including any fraud by the beneficiary or any transferee of such Letter of Credit; (vii) payment by the Issuing Lender under any Letter of Credit against presentation of a sight draft, demand, certificate or other document which does not comply with the terms of such Letter of Credit, provided that such payment shall not have constituted negligence or willful misconduct on the part of the Issuing Lender;
          (viii) any non-application or misapplication by the beneficiary of a Letter of Credit of the proceeds of such Letter of Credit; (ix) the legality, validity, form, regularity or enforceability of the Letter of Credit; (x) the failure of any payment by Issuing Lender to conform to the terms of a Letter of Credit (if, in Issuing Lender's good faith judgment, such payment is determined to be appropriate and Issuing Lender has not been negligent in such determination); (xi) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; (xii) the occurrence of any Default or Event of Default; and (xiii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, provided that such other circumstances or happenings shall not have been the result of negligence or willful misconduct on the part of the Issuing Lender.

          ss.4.5 COMPUTATIONS. All computations of interest on the Loans and of other fees to the extent applicable shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "INTEREST PERIOD" with respect to LIBOR Rate
     Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The Outstanding Loans as reflected on the records of the Agent from time to time shall be considered PRIMA FACIE evidence of such amount.

          ss.4.6 INABILITY TO DETERMINE LIBOR. In the event that, prior to the commencement of any Interest Period relating to any LIBOR Rate Loan, the Agent shall determine that adequate and reasonable methods do not exist for ascertaining LIBOR for such Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Lenders absent manifest error) to the Borrower and the Lenders. In such event (a) any Loan Request with respect to a LIBOR Rate Loan shall be automatically withdrawn and shall be deemed a request for a Base Rate Loan and (b) each LIBOR Rate Loan will automatically, on the last day of the then current Interest Period applicable thereto, become a Base Rate Loan, and the obligations of the Lenders to make LIBOR Rate Loans shall be suspended until the Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower and the Lenders.

          ss.4.7 ILLEGALITY. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or the interpretation or application thereof shall make it unlawful, or any central bank or other governmental authority having jurisdiction over a Lender or its LIBOR Lending Office shall assert that it is unlawful, for any Lender to make or maintain LIBOR Rate Loans, such Lender shall forthwith give notice of such circumstances to the Agent and the Borrower and thereupon (a) the commitment of the Lenders to make LIBOR Rate Loans shall forthwith be suspended and (b) the LIBOR Rate Loans then outstanding shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such LIBOR Rate Loans or within such earlier period as may be required by law. Notwithstanding the foregoing, before giving such notice, the applicable Lender shall designate a different lending office if such designation will void the need for giving such notice and will not, in the judgment of such Lender, be otherwise materially disadvantageous to such Lender. In the event that the applicable Lender shall be replaced pursuant to ss.4.15, then to the extent the terms of this ss.4.7 are not otherwise applicable, Borrower again shall be permitted to request LIBOR Rate Loans.

          ss.4.8 ADDITIONAL INTEREST. If any LIBOR Rate Loan or any portion thereof is repaid or is converted to a Base Rate Loan for any reason on a date which is prior to the last day of the Interest Period applicable to such LIBOR Rate Loan, or if repayment of the Loans has been accelerated as provided in ss.12.1, the Borrower will pay to the Agent upon demand for the account of the applicable Lenders in accordance with their respective Commitment Percentages in addition to any amounts of interest otherwise payable hereunder, any amounts required to compensate such Lenders for any losses, costs or expenses which may reasonably be incurred as a result of such payment or conversion, including, without limitation, an amount equal to daily interest for the unexpired portion of such Interest Period on the LIBOR Rate Loan or portion thereof so repaid or converted at a per annum rate equal to the excess, if any, of (a) the interest rate calculated on the basis of LIBOR applicable to such LIBOR Rate Loan (including any spread over LIBOR) minus (b) the yield obtainable by the Agent upon the purchase of debt securities customarily issued by the Treasury of the United States of America which have a maturity date most closely approximating the last day of such Interest Period (it being understood that the purchase of such securities shall not be required in order for such amounts to be payable) and that a Lender shall not be obligated or required to have actually obtained funds at LIBOR or to have actually reinvested such amounts as described above. Such amount shall be reduced to present value by using the rate on the United States Treasury Securities described in the foregoing sentence and the number of days remaining in the unexpired portion of the Interest Period in question.

          ss.4.9 ADDITIONAL COSTS, ETC. Notwithstanding anything herein to the contrary, if any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

               (a) subject any Lender or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, such Lender's Commitment, a Letter of Credit or the Loans (other than taxes based upon or measured by the gross receipts, income or profits of such Lender or the Agent or its franchise tax), or

               (b) materially change the basis of taxation (except for changes in taxes on gross receipts, income or profits or its franchise tax) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender under this Agreement or the other Loan Documents, or

               (c) impose or increase or render applicable any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law and which are not already reflected in any amounts payable by Borrower hereunder) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of any Lender, or

               (d) impose on any Lender or the Agent any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loans, such Lender's Commitment, a Letter of Credit or any class of loans or commitments of which any of the Loans or such Lender's Commitment forms a part;

     and the result of any of the foregoing is:

                    (i) to increase  the cost to any Lender of making,  funding, issuing, renewing, extending or maintaining any of the Loans, or such Lender's Commitment, or

                    (ii) to reduce the amount of  principal,  interest  or other amount payable to any Lender or the Agent hereunder on account of such Lender's Commitment or any of the Loans or the Letters of Credit, or

                    (iii) to require any Lender or the Agent to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, within fifteen (15) days of demand made by such Lender or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender or the Agent such additional amounts as such Lender or the Agent shall determine in good faith to be sufficient to compensate such Lender or the Agent for such additional cost, reduction, payment or foregone interest or other sum. Each Lender and the Agent in determining such amounts may use any reasonable averaging and attribution methods generally applied by such Lender or the Agent.

          ss.4.10 CAPITAL ADEQUACY. If after the date hereof any Lender determines that (a) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by any governmental authority charged with the administration thereof, or (b) compliance by such Lender or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on such Lender's or such holding company' s capital as a consequence of such Lender's commitment to make Loans or participate in Letters of Credit hereunder to a level below that which such Lender or holding company could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such holding company' s then existing policies with respect to capital adequacy and assuming the full utilization of such entity' s capital) by any amount deemed by such Lender to be material, then such Lender may notify the Borrower thereof. The Borrower agrees to pay to such Lender the amount of such reduction in the return on capital as and when such reduction is determined, upon presentation by such Lender of a statement of the amount setting forth the Lender's calculation thereof. In determining such amount, such Lender may use any reasonable averaging and attribution methods generally applied by such Lender.

          ss.4.11 INDEMNITY OF BORROWER. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from and against any loss, cost or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or any interest on any LIBOR Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its LIBOR Rate Loans, or (b) default by the Borrower in making a borrowing or a conversion after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion/Continuation Request.

          ss.4.12 DEFAULT INTEREST; LATE CHARGE. Following the occurrence and during the continuance of any Event of Default, and regardless of whether or not the Agent or the Lenders shall have accelerated the maturity of the Loans, all Loans shall bear interest payable on demand at a rate per annum equal to four percent (4%) above the rate that would otherwise be applicable at such time (the "DEFAULT RATE"), until such amount shall be paid in full (after as well as before judgment). In addition, the Borrower shall pay a late charge equal to five percent (5.0%) of any amount of interest and/or principal payable on the Loans or any other amounts payable hereunder or under the Loan Documents, which is not paid by the Borrower within ten (10) days of the date when due.

          ss.4.13 CERTIFICATE. A certificate setting forth any amounts payable pursuant to ss.4.8, ss.4.9, ss.4.10, ss.4.11 or ss.4.12 and a reasonably detailed explanation of such amounts which are due, submitted by any Lender or the Agent to the Borrower, shall be conclusive in the absence of manifest error.

          ss.4.14 LIMITATION ON INTEREST. Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, all agreements between or among the Borrower, the Guarantor, the Lenders and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the

     Lenders exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Lenders in excess of the maximum lawful amount, the interest payable to the Lenders shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Lenders shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations and to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Obligations, such excess shall be refunded to the Borrower. All interest paid or agreed to be paid to the Lenders shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This Section shall control all agreements between or among the Borrower, the Guarantor, the Lenders and the Agent.

          ss.4.15 CERTAIN PROVISIONS RELATING TO INCREASED COSTS. If a Lender gives notice of the existence of the circumstances set forth in ss.4.7 or any Lender requests compensation for any losses or costs to be reimbursed pursuant to any one or more of the provisions of ss.4.4, ss.4.9 or ss.4.10, then, upon request of Borrower, such Lender, as applicable, shall use reasonable efforts in a manner consistent with such institution's practice in connection with loans like the Loan of such Lender to eliminate, mitigate or reduce amounts that would otherwise be payable by Borrower under the foregoing provisions, provided that such action would not be otherwise prejudicial to such Lender, including, without limitation, by designating another of such Lender's offices, branches or affiliates; the Borrower agreeing to pay all reasonably incurred costs and expenses incurred by such Lender in connection with any such action. Notwithstanding anything to the contrary contained herein, if no Default or Event of Default shall have occurred and be continuing, and if any Lender has given notice of the existence of the circumstances set forth in ss.4.7 or has requested payment or compensation for any losses or costs to be reimbursed pursuant to any one or more of the provisions of ss.4.4, ss.4.9 or ss.4.10 (each, an "AFFECTED Lender"), then, within forty-five (45) days after such notice or request for payment or compensation, Borrower shall have the one-time right as to such Affected Lender, to be exercised by delivery of written notice delivered to the Agent and the Affected Lender within forty-five (45) days of receipt of such notice, to elect to cause the Affected Lender to transfer its Commitment. The Agent shall promptly notify the remaining Lenders that each of such Lenders shall have the right, but not the obligation, to acquire a portion of the Commitment, pro rata based upon their relevant Commitment Percentages, of the Affected Lender (or if any of such Lenders does not elect to purchase its pro rata share, then to such remaining Lenders in such proportion as approved by the Agent). In the event that the Lenders do not elect to acquire all of the Affected Lender's Commitment, then the Agent shall endeavor to obtain a new lender to acquire such remaining Commitment. Upon any such purchase of the Commitment of the Affected Lender, the Affected Lender's interest in the Obligations and its rights hereunder and under the Loan Documents shall terminate at the date of purchase, and the Affected Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest. The purchase price for the Affected Lender's Commitment shall equal any and all amounts outstanding and owed by Borrower to the Affected Lender, including principal and all accrued and unpaid interest or fees including any accrued, unbilled LIBOR breakage fees. In the event that no new Lender is located to purchase the Affected Lender's Commitment, then Borrower shall have the option after receipt of written notice from Agent to Borrower that no new Lender has been obtained, to terminate the Commitment of the Affected Lender and prepay in full all amounts outstanding and owed by Borrower to the Affected Lender, including principal and all accrued and unpaid interest or fees including any accrued, unbilled LIBOR breakage fees.

ss.5. COLLATERAL SECURITY.

          ss.5.1 COLLATERAL. The Obligations shall be secured by, among other things, (i) a perfected first prioritY lien to be held by the Agent for the ratable benefit of the Lenders on the Mortgaged Properties, pursuant to the terms of the Mortgages, (ii) a perfected first priority security interest to be held by the Agent for the benefit of the Lenders in the Leases pursuant to the terms of the Assignments of Leases and Rents (iii) the Indemnity Agreements and the other Security Documents, and (iv) the Assignment of Interests pledging stock or membership interest of the Borrower to the Agent for the benefit of the Lenders. The Obligations shall be guaranteed pursuant to the Guaranty.

          ss.5.2 INTENTIONALLY DELETED.

          ss.5.3 REPLACEMENT OR ADDITION OF MORTGAGED PROPERTIES.

               (a) After the Closing Date, the Borrower shall have the right, subject to the consent of the Required Lenders and the satisfaction by the Borrower of the conditions set forth in this ss.5.3, to add PotentiaL Collateral to the Collateral or to replace any Mortgaged Property which is Collateral with Potential Collateral. The Borrower from time to time after the Closing Date may also request that certain Real Estate of one or more Guarantors (collectively, the "GUARANTOR COLLATERAL") be included as a Mortgaged Property for the purpose of or replacing existing Collateral (collectively, the addition or replacement of Potential Collateral to or for the Collateral, respectively, or the replacement of Guarantor Collateral for the Collateral shall be referred to as "COLLATERAL REPLACEMENT"). In the event the Borrower desires to effect a Collateral Replacement as aforesaid, the Borrower shall provide written notice to the Agent of such request (which the Agent shall promptly furnish to the Lenders), together with all documentation and other information required to permit the Agent to determine whether such Real Estate is Eligible Real Estate. Thereafter, the Agent shall have ten (10) Business Days from the date of the receipt of such documentation and other information to advise the Borrower whether the Required Lenders consent to the acceptance of such Guarantor Collateral or Potential Collateral. Notwithstanding the foregoing, no Guarantor Collateral or Potential Collateral shall be included as Collateral unless and until the following conditions precedent shall have been satisfied:

                    (i) such Guarantor  Collateral or Potential Collateral shall be Eligible Real Estate;

                    (ii) the owner of any Guarantor Collateral shall have executed a Guaranty, or, in the Agent's reasonable discretion, shall have been added as an additional Borrower hereunder pursuant to an amendment to this Agreement in form and substance reasonably satisfactory to the Agent and Agent's counsel;

                    (iii) the Borrower or the owner of the Guarantor  Collateral or Potential Collateral, as applicable, shall have executed and delivered to the Agent all Eligible Real Estate

               Qualification Documents (which may include an Assignment of Interests with respect to any direct or indirect interests in the owner of such Guarantor Collateral), all of which instruments, documents or agreements shall be in form and substance reasonably satisfactory to the Agent in its reasonable discretion; and

                    (iv) after giving effect to the inclusion of such  Guarantor
               Collateral or Potential Collateral, each of the representations and warranties made by or on behalf of the Borrower or the Guarantors or any of its Subsidiaries contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true in all material respects both as of the date as of which it was made and shall also be true as of the time of the replacement or addition of Mortgaged Properties, with the same effect as if made at and as of that time (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date), and no Default or Event of Default shall have occurred and be continuing, and the Agent shall have received a certificate of the Borrower to such effect.

                    (v)  without  limiting  any  of  the  foregoing,   upon  the
               occurrence of a Collateral Replacement, Borrower must provide evidence satisfactory to Agent that the amount Outstanding under the Loans and the Letters of Credit does not exceed the Borrowing Base.

                    (vi) Borrower shall pay any and all reasonable out-of-pocket expenses and costs, including attorneys fees, incurred by Lenders in connection with review and/or closing of the Guarantor Collateral or Potential Collateral.

          The decision of the Required Lenders to grant or withhold their consent to the acceptance of Guarantor Collateral or Potential Collateral under this ss.5.3 shall be based on the factors set forth in this ss.5.3 and THE other provisions of this Agreement relating to Eligible Real Estate and Mortgaged Properties, provided however, that any such decision hereunder shall be in the sole discretion of the Required Lenders.

               (b) Borrower may, at its option, obtain preliminary approval of the Required Lenders of Guarantor Collateral or Potential Collateral by delivering to the Agent and each of the Lenders the following with respect to such Guarantor Collateral or Potential Collateral:

                    (i) a physical description of the Real Estate;

                    (ii)  current  rent  rolls,   operating  statements  and  an
               operating and capital expenditure budget for such Real Estate reasonably satisfactory to the Required Lenders;

                    (iii) to the extent then  available in Borrower's  files,  a
               Survey, environmental report, copies of existing title insurance policies, engineering reports and similar information reasonably satisfactory to the Required Lenders; and

                    (iv) a certification  to the knowledge of Borrower that such
               Real Estate will satisfy (or is anticipated to satisfy upon the acceptance of such Real Estate as Collateral) each of the other conditions to the acceptance of Real Estate as Collateral. The Required Lenders shall have ten (10) Business Days following
               receipt  of  all  of  the  foregoing   items  to  grant
               or deny preliminary approval for such proposed Guarantor Collateral or Potential Collateral. Agent shall notify the Borrower if and when the Required Lenders have granted such preliminary approval. In the event that the Required Lenders grant such preliminary approval, the Borrower shall satisfy the remaining requirements to the acceptance of such Collateral as provided in ss.5.3(a). Such Real Estate shall noT be included in the Borrowing Base until the requirements of ss.5.3(a) are satisfied.

          ss.5.4 RELEASE OF MORTGAGED PROPERTY. Provided no Default or Event of Default shall have occurred hereundeR and be continuing (or would exist immediately after giving effect to the transactions contemplated by this ss.5.4), subject to the consent of the Agent and the Required Lenders, the Agent shall release a Mortgaged Property from the lien or security title of the Security Documents encumbering the same (a "COLLATERAL RELEASE") upon the request of the Borrower subject to and upon the following terms and conditions:

               (a) the Borrower shall deliver to the Agent written notice of its desire to obtain such release no later than ten (10) days prior to the date on which such release is to be effected;

               (b) the Borrower shall submit to the Agent with such request a Compliance Certificate prepared using the financial statements of the Borrower most recently provided or required to be provided to the Agent under ss.6.4 oR ss.7.4 adjusted in the best good faith estimate of the Borrower to give effect to the proposed release anD demonstrating that no Default or Event of Default with respect to the covenants referred to therein shall exist after giving effect to such release;

               (c) all release documents to be executed by the Agent shall be in form and substance reasonably satisfactory to the Agent;

               (d) the Borrower shall pay all  reasonable  costs and expenses of
          the  Agent  in  connection  with  such  release,   including   without
          limitation, reasonable attorney's fees;

               (e) the Borrower shall pay to the Agent for the account of the Lenders a release price in an amount equal to that which is necessary to provide that the amount Outstanding under the Facility does not exceed the Borrowing Base after giving effect to such release; said release price amount shall be applied to reduce the outstanding principal balance of the Loans as provided in ss.3.4.

          ss.5.5 RELEASE OF COLLATERAL. Upon the refinancing or repayment and satisfaction of the ObligationS in full, then the Agent shall release the Collateral from the lien and security interest of the Security Documents.

ss.6. REPRESENTATIONS AND WARRANTIES.

          The Borrower and each Guarantor, as applicable represents, warrants and covenants to the Agent and the Lenders as follows:

          ss.6.1 CORPORATE, LIMITED LIABILITY COMPANY AUTHORITY, ETC.

               (a) BORROWER SPECIAL PURPOSE ENTITY. Until the Loan and all other obligations of Borrower to Lender under the Loan Documents have been paid in full and the Lenders have no further obligations to make any Loans or issue any Letters of Credit hereunder, Borrower and each Additional Guarantor hereby represent, warrant and covenant that each Borrower and Additional Guarantor is and shall continue to be, a Special Purpose Entity. As used herein "SPECIAL PURPOSE ENTITY" and/or "SPE" means a corporation or limited liability company which:

                    (i) is  organized  solely  for  the  purpose  of  acquiring, developing, owning, holding, selling, leasing, transferring, exchanging, managing and operating the Mortgaged Properties and the Development Properties owned by it (directly or indirectly), entering into this Agreement and the other Loan Documents with the Agent and the Lenders, refinancing the Mortgaged Properties and the Development Properties owned by it (directly or indirectly) in connection with a permitted repayment of the Loan, and transacting lawful business that is incident, necessary and appropriate to accomplish the foregoing;

                    (ii) is not  engaged  and will not  engage  in any  business unrelated to the acquisition, development, ownership, management or operation of the Mortgaged Properties and Development Properties owned by it (directly or indirectly);

                    (iii) does not have and will not have any assets  other than those related to the Mortgaged Properties and the Development Properties owned by it (directly or indirectly);

                    (iv) has not  engaged,  sought or  consented to and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, sale of all or substantially all of its assets or amend its articles of incorporation, certificate of formation with respect to the matters set forth in this definition;

                    (v) has a  certificate  of  incorporation  or articles  that provide that such entity will not: (1) dissolve, merge, liquidate, consolidate; (2) sell all or substantially all of its assets; (3) engage in any other business activity, or amend its organizational documents with respect to the matters set forth in this definition without the consent of Lender; or (4) without the affirmative vote of one Independent Director and of all other directors of the corporation file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest;

                    (vi) is and  will  remain  solvent  and pay  its  debts  and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due, and is maintaining and will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                    (vii) has not failed and will not fail to correct  any known misunderstanding regarding the separate identity of such entity;

                    (viii) has maintained and will maintain its accounts,  books and records separate from any other Person and will file its own tax returns, except to the extent that it is required to file consolidated tax returns by law.

                    (ix) has  maintained  and  will  maintain  its own  records, books, resolutions and agreements;

                    (x) has not  commingled  and will not commingle its funds or assets with those of any other Person and has not participated and will not participate in any cash management system with any other Person;

                    (xi) has held and will hold its assets in its own name;

                    (xii) has conducted and will conduct its business in its own name;

                    (xiii)  has  maintained  and  will  maintain  its  financial statements, accounting records and other entity documents separate from any other Person and has not permitted and will not permit its assets to be listed as assets on the financial statement of any other entity except as required by GAAP; provided, however, that any such consolidated financial statement shall contain a note indicating that its separate assets and liabilities are neither available to pay the debts of the consolidated entity nor constitute obligations of the consolidated entity;

                    (xiv) has paid and will pay its own liabilities and expenses, including the salaries of its own employees, out of its own funds and assets, and has maintained and will maintain a sufficient number of employees in light of its contemplated business operations;

                    (xv)  has   observed   and  will   observe   all   corporate
               formalities;

                    (xvi) has and will have no Indebtedness other than (i) related to the Loan, (ii) liabilities incurred in the ordinary course of business relating to the ownership and operation of the Mortgaged Properties and Development Properties and the routine administration of such corporation, in amounts not to exceed $250,000 which liabilities are not more than sixty (60) days past the date incurred, are not evidenced by a note and are paid when due, and which amounts are normal and reasonable under the circumstances, and (iii) such other liabilities that are permitted pursuant to this Agreement;

                    (xvii) has not and will not assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except as existing or permitted pursuant to this Agreement;

                    (xviii)  has  not  and  will  not  acquire   obligations  or
               securities of its shareholders or any other Affiliate;

                    (xix) has allocated and will allocate  fairly and reasonably any overhead expenses that are shared with any Affiliate, including paying for shared office space and services performed by any employee of an Affiliate;

                    (xx) maintains and uses and will maintain and use separate stationery, invoices and checks bearing its name. The stationery, invoices, and checks utilized by the Special Purpose Entity or utilized to collect its funds or pay its expenses shall bear its own name and shall not bear the name of any other entity unless such entity is clearly designated as being the Special Purpose Entity's agent;

                    (xxi) has not pledged and will not pledge its assets for the benefit of any other Person except in favor of Lender under the Loan Documents;

                    (xxii) has held  itself out and  identified  itself and will hold itself out and identify itself as a separate and distinct entity under its own name;

                    (xxiii) has  maintained and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

                    (xxiv) has not made and will not make loans to any Person or hold evidence of indebtedness issued by any other Person or entity (other than cash and investment-grade securities issued by an entity that is not an Affiliate of or subject to common ownership with such entity);

                    (xxv) has not identified and will not identify its partners, members or shareholders, or any Affiliate of any of them, as a division or part of it, and has not identified itself and shall not identify itself as a division of any other Person;

                    (xxvi) has not entered into or been a party to, and will not enter into or be a party to, any transaction with its shareholders or Affiliates except (A) in the ordinary course of its business and on terms which are intrinsically fair, commercially reasonable and are no less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party and (B) in connection with this Agreement;

                    (xxvii)  has not and will not have any  obligation  to,  and will not, indemnify its officers, directors or shareholders, as the case may be, unless such an obligation is fully subordinated to the Loan and will not constitute a claim against it in the event that cash flow in excess of the amount required to pay the Loan is insufficient to pay such obligation;

                    (xxviii)  shall  consider the  interests of its creditors in connection with all corporate actions;

                    (xxix) intentionally deleted;

                    (xxx) has complied and will comply with all of the terms and provisions contained in its organizational documents. The statement of facts contained in its organizational documents are true and correct and will remain true and correct; and

                    (xxxi) has and shall maintain at least 1 Independent Director and caused the articles of incorporation for such Person to require at least 1 Independent Director.

               (b) SURVIVAL. The representations, warranties and covenants set forth in this Section 6.1 shall survive for so long as any amount remains payable to Lender under this Agreement or any other Loan Document.

               (c) Intentionally Deleted.

               (d) GUARANTOR-REIT. EPR is a Maryland real estate investment trust duly organized pursuant to an Amended and Restated Declaration of Trust filed with the Maryland Department of Assessments and Taxation, and is in good standing under the laws of Maryland. EPR conducts its business in a manner which enables it to qualify as a real estate investment trust under, and to be entitled to the benefits of, ss.856 of the Code, and has elected to be treated as and is entitled to the benefits of a real estate investment trust thereunder. The Guarantor (i) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, and (ii) is in good standing and is duly authorized to do business in the jurisdictions where the Mortgaged Properties owned or leased by it are located and in each other jurisdiction where a failure to be so qualified in such other jurisdiction could have a materially adverse effect on the business, assets or financial condition of EPR. EPR has not taken any action that would prevent it from maintaining its qualification as a REIT for its tax year ending December 31, 2003, or as of the date of this Agreement, from maintaining such qualification at all times during the term of the Loan.

               (e) BORROWER-SPE. Pershing is a Missouri limited liability company duly organized pursuant to articles of organization filed with the Missouri Secretary of State, and is in good standing under the laws of Missouri, Louisiana, Kansas, Michigan, Arizona and Virginia, subject to deletion or addition of a state as a result of any change in the Mortgaged Properties and Development Properties. Hialeah is a Missouri limited liability company duly organized pursuant to articles of incorporation filed with the Missouri Secretary of State, and is in good standing under the laws of Missouri and Florida, subject to deletion or addition of a state as a result of any change in the Mortgaged Properties and Development Properties. Westcol is a Delaware limited liability company duly organized pursuant to articles of organization filed with the Delaware Secretary of State and is in good standing under the laws of Delaware and

          Colorado, subject to deletion or addition of a state as a result of any change in the Mortgaged Properties and Development Properties. Each Borrower conducts its business in a manner which enables it to qualify as an SPE. Each Borrower (i) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, and (ii) is in good standing and is duly authorized to do business in the jurisdictions where the Mortgaged
          Properties  and  Development  Properties  owned  or  leased  by it are located and in each other jurisdiction where a failure to be so qualified in such other jurisdiction could have a materially adverse effect on the business, assets or financial condition of the Borrower. No Borrower has taken any action that would prevent it from maintaining its qualification as an SPE as of the date of this Agreement, or from maintaining such qualification at all times during the term of the Loan.

               (f) SUBSIDIARIES. Each of the Subsidiaries of the Guarantor (i) is a corporation, limited partnership, general partnership, limited liability company or trust duly organized under the laws of its State of organization and is validly existing and in good standing under the laws thereof, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated and (iii) is in good standing and is duly authorized to do business in each jurisdiction where a failure to be so qualified could have a materially adverse effect on the business, assets or financial condition of the Borrower, the Guarantor or any such Subsidiary.

               (g) AUTHORIZATION. The execution, delivery and performance of this Agreement and the other Loan Documents to which any of the Borrower or any Guarantor is a party and the transactions contemplated hereby and thereby (i) are within the authority of such Person, (ii) have been duly authorized by all necessary proceedings on the part of such Person, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Person is subject or any judgment, order, writ, injunction, license or permit applicable to such Person, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, such Person or any of its properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Person, and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to Agent.

               (h) ENFORCEABILITY. The execution and delivery of this Agreement and the other Loan Documents to which any of the Borrower or any Guarantor is a party are valid and legally binding obligations of such Person enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and general principles of equity.

               (i) SEC FILINGS. EPR has made all filings with and obtained all consents of the Securities and Exchange Commission as required, if any, under the Securities Act and the Securities Exchange Act in connection with the execution, delivery and performance by EPR of each of the Obligations incurred in connection with the Loan Documents.

          ss.6.2 GOVERNMENTAL APPROVALS. The execution, delivery and performance of this Agreement and the other LoaN Documents to which the Borrower or any Guarantor is a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained and the filing of the Security Documents in the appropriate records office with respect thereto.

          ss.6.3 TITLE TO PROPERTIES. Except as indicated on SCHEDULE 6.3 hereto, the EPR's 2003 Form 10-K ("10-K") anD 2003 Annual Meeting Proxy Statement (the "PROXY STATEMENT"), as filed with the SEC under the Exchange Act and as delivered to Agent herewith, the Borrower, the Guarantors and its Subsidiaries own or lease all of the assets reflected in the Consolidated balance sheet of Borrower, Guarantor and its Subsidiaries as at the Balance Sheet Date or acquired or leased since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date) or other adjustments that are not material in amount, subject to no rights of others, including any mortgages, leases pursuant to which Borrower or any of such Subsidiaries is the lessee, other than Qualified Ground Leases conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens. Provided, however, that in no event shall any reference to any prior 10-Ks or Proxy Statements which may be incorporated by reference within the 10-K and Proxy Statement delivered herewith be deemed delivered to Lender nor shall any such information contained in any such prior filings be deemed delivered to Lender.

          ss.6.4 FINANCIAL STATEMENTS. The Borrower has furnished to Agent and the Lenders: (a) the ConsolidateD balance sheet of Guarantor and its Subsidiaries as of the Balance Sheet Date and the related Consolidated statement of income and cash flow for the fiscal year then ended, (b) to the extent available to Borrower, an unaudited statement of Mortgaged Property Net Operating Income for each of the Mortgaged Properties as of the Closing Date for the fiscal quarter ended December 31, 2003 reasonably satisfactory in form to the Agent and certified by the chief financial or accounting officer of Borrower as fairly presenting the Mortgaged Property Net Operating Income for such Properties for such periods, and (c) certain other financial information relating to the Borrower, the Guarantors and the Real Estate, such as revenue information with respect to Exhibitor EBITDAR. Such balance sheet and statements have been prepared in accordance with GAAP and fairly present the Consolidated financial condition of the Guarantor and its Subsidiaries as of such dates and the Consolidated results of the operations of the Guarantor and its Subsidiaries for such periods. There are no liabilities, contingent or otherwise, of the Guarantor or any of its Subsidiaries involving material amounts required to be disclosed and not disclosed in said financial statements and the related notes thereto. The theatre revenue statements for the Mortgaged Properties
     prepared by                              as of                and delivered
                 ----------------------------       --------------
     to Agent in connection herewith, are to Borrower's knowledge, true, correct, complete and accurate statements thereof.

          ss.6.5 NO MATERIAL CHANGES. Since the Balance Sheet Date, there has occurred no materially adverse change iN the condition (financial or otherwise) of the business, assets, operations, or prospects of the Borrower, EPR and its Subsidiaries taken as a whole as shown on or reflected in the consolidated balance sheet of the Borrower, Guarantor and its Subsidiaries as of the Balance Sheet Date, or its Consolidated statement of income or cash flows for the fiscal year then ended, other than changes in the ordinary course of business that could not reasonably be expected to have a Material Adverse Effect. As of the date hereof, except as set forth on

     SCHEDULE 6.5 hereto, based on information provided to Borrower from any applicable tenant, there has occurred no materially adverse change in the financial condition or business of any of the Mortgaged Properties from the condition shown on the statements of income delivered to the Agent pursuant to ss.6.4 other than changes in thE ordinary course of business that have not had any Materially Adverse Effect either individually or in the aggregate on the business or financial condition of such Mortgaged Property.

          ss.6.6 FRANCHISES, PATENTS, COPYRIGHTS, ETC. The Borrower, the Guarantors and their Subsidiaries possess alL franchises, patents, copyrights, trademarks, trade names, service marks, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their business substantially as now conducted without known conflict with any rights of others. None of the Mortgaged Properties is owned or operated under or by reference to any registered or protected trademark, trade name, service mark or of Borrower, Guarantors or their Subsidiaries.

          ss.6.7 LITIGATION. Except as stated on SCHEDULE 6.7, there are no actions, suits, proceedings oR investigations of any kind pending or to the knowledge of the Borrower threatened against the Borrower, any Guarantor or any of its Subsidiaries before any court, tribunal, arbitrator, mediator or administrative agency or board which question the validity of this Agreement or any of the other Loan Documents, any action taken or to be taken pursuant hereto or thereto or any lien, security title or security interest created or intended to be created pursuant hereto or thereto, or which if adversely determined could reasonably be expected to have a Material Adverse Effect. Except as set forth on SCHEDULE 6.7, there are no judgments, final orders or awards outstanding against or affecting the Borrower, any Guarantor, any of its Subsidiaries or any Mortgaged Property.

          ss.6.8 NO MATERIALLY ADVERSE CONTRACTS, ETC. None of the Borrower, any Guarantor or any of its Subsidiaries iS subject to any judgment, decree or order that has or is reasonably expected in the future to have a materially adverse effect on the business, assets or financial condition of such Person.

          ss.6.9 COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. None of the Borrower, the Guarantors or any of itS Subsidiaries is in violation of any provision of its charter or other organizational documents, bylaws, or any agreement or instrument to which it is subject or by which it or any of its properties is bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could reasonably be expected to materially and adversely affect the financial condition, properties or business of such Person.

          ss.6.10 TAX STATUS. Each of the Borrower, the Guarantors and its Subsidiaries (a) has made or filed all federaL and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject or has obtained an extension for filing, (b) has paid prior to delinquency all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction.

          ss.6.11 NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

          ss.6.12 HOLDING COMPANY AND INVESTMENT COMPANY ACTS. None of the Borrower, the Guarantors or any of itS Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is any of them an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

          ss.6.13 ABSENCE OF UCC FINANCING STATEMENTS, ETC. Except with respect to Permitted Liens or as disclosed on thE lien search reports delivered to and approved by the Agent, there is no financing statement (but excluding any financing statements that may be filed against Borrower, any Guarantor or its Subsidiaries without the consent or agreement of such Persons), security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any applicable filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest or security title in, any property of the Borrower.

          ss.6.14 SETOFF, ETC. The Collateral and the rights of the Agent and the Lenders with respect to the CollateraL are not subject to any setoff, claims, withholdings or other defenses (provided that the foregoing representation shall not be deemed a representation as to any potential claims of tenants under Leases, which are covered by ss.6.22).

          ss.6.15 CERTAIN TRANSACTIONS. Except as disclosed on SCHEDULE 6.15 hereto, or in EPR's reports under thE Exchange Act, delivered to the Lenders from the Borrower or Guarantor, none of the partners, officers, trustees, managers, members, directors, or employees of the Borrower, any Guarantor or any of its Subsidiaries is a party to any material agreement with the Borrower, any Guarantor or any of its Subsidiaries (other than for services as partners, managers, members, employees, officers and directors), including any such agreement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any partner, officer, trustee, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any partner, officer, trustee, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, which are on terms materially less favorable to the Borrower, a Guarantor or any of its Subsidiaries than those that would be obtained in a comparable arms-length transaction.

          ss.6.16 EMPLOYEE BENEFIT PLANS. The Borrower, each Guarantor and each ERISA Affiliate has fulfilled itS obligation, if any, under the minimum funding standards of ERISA and the Code with respect to each Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan. Neither the Borrower, any Guarantor nor any ERISA Affiliate has (a) sought a waiver of the minimum funding standard under ss.412 of the Code in respect of any Employee BenefiT Plan, Multiemployer Plan or Guaranteed Pension Plan, (b) failed to make any contribution or payment to any Employee Benefit Plan, Multiemployer Plan or Guaranteed

     Pension Plan, or made any amendment to any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code, or (c) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under ss.4007 of ERISA. None of the MortgageD Properties constitutes a "plan asset" of any Employee Plan, Multiemployer Plan or Guaranteed Pension Plan.

          ss.6.17 DISCLOSURE. All of the representations and warranties made by or on behalf of the Borrower, thE Guarantors and its Subsidiaries in this Agreement and the other Loan Documents or any document or instrument delivered to the Agent or the Lenders pursuant to or in connection with any of such Loan Documents are true and correct in all material respects, and neither the Borrower nor any Guarantor has failed to disclose such information as is necessary to make such representations and warranties not misleading. There is no material fact or circumstance that has not been disclosed to the Agent and the Lenders or in EPR's Exchange Act reports delivered by Borrower or Guarantor to Lender herewith, and the written information, reports and other papers and data with respect to the Borrower, any Subsidiary, any Guarantor or the Mortgaged Properties (other than projections and estimates) furnished to the Agent or the Lenders in connection with this Agreement or the obtaining of the Commitments of the Lenders hereunder was, at the time so furnished, complete and correct in all material respects, or has been subsequently supplemented by other written information, reports or other papers or data, to the extent necessary to give in all material respects a true and accurate knowledge of the subject matter in all material respects; provided that such representation shall not apply to (a) the accuracy of any engineering and environmental reports prepared by third parties or legal conclusions or analysis provided by the Borrower's and/or Guarantors' counsel (although the Borrower and the Guarantors have no reason to believe that the Agent and the Lenders may not rely on the accuracy thereof) (b) budgets, projections and other forward-looking speculative information prepared in good faith by the Borrower (except to the extent the related assumptions were when made manifestly unreasonable), or (c) any Third Party Information.

          ss.6.18 TRADE NAME; PLACE OF BUSINESS. Neither the Borrower nor any Guarantor uses any trade name and conductS business under any name other than its actual name set forth in the Loan Documents. The principal place of business of each of the Borrower and Guarantor is as set forth in ss.19 herein, and neither any Borrower nor anY Guarantor will change its principal place of business without first notifying Agent.

          ss.6.19 REGULATIONS T, U AND X. No portion of any Loan is to be used for the purpose of purchasing or carryinG any "margin security" or "margin stock" as such terms are used in Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 220, 221 and 224. Neither the Borrower nor any Guarantor is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 220, 221 and 224.

          ss.6.20 ENVIRONMENTAL COMPLIANCE. The Borrower has taken all commercially reasonable steps to investigate thE past and present conditions and usage of the Mortgaged Properties and the operations conducted thereon and, except as specifically set forth in the written environmental site assessment reports of the Environmental Engineer provided to the Agent on or before the date hereof, or in the case of Real Estate acquired after the date hereof by Borrower, Guarantor or its Subsidiaries, the environmental site assessment reports with respect thereto provided to the Agent, makes the following representations and warranties:

               (a) Neither the Borrower, any Guarantor,  its Subsidiaries nor to
          the best knowledge and belief of Borrower, Guarantor or its Subsidiaries any operator of the Real Estate, nor any operations thereon, is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to the environment (hereinafter "ENVIRONMENTAL LAWS"), which violation
          (i) involves Real Estate (other than the Mortgaged Properties) and would have a Material Adverse Effect or (ii) involves Mortgaged Property.

               (b)  Neither  the   Borrower,   any  Guarantor  nor  any  of  its
          Subsidiaries has received notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that it has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (ii) that any hazardous waste, as defined by 42 U.S.C. ss.9601(5), any hazardous substances as defined by 42 U.S.C. ss.9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33) or any toxic substances, oil OR hazardous materials or other chemicals or substances regulated by any Environmental Laws ("HAZARDOUS SUBSTANCES") which it has generated, transported or disposed of have been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower, any Guarantor or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or
          (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances.

               (c) (i) No portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws, and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate except those which are being operated and maintained in compliance with Environmental Laws; (ii) in the course of any activities conducted by the Borrower, any Guarantor, its Subsidiaries or, to the best knowledge and belief of the Borrower, the operators of their properties, no Hazardous Substances have been generated or are being used on the Real Estate except in the ordinary course of business and in accordance with applicable Environmental Laws; (iii) there has been no past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (other than the storing of materials in reasonable quantities to the extent necessary for the operation of a Megaplex Movie Theatre in the ordinary course of business, and in any event in compliance with all Environmental Laws) (a "RELEASE") or threatened Release of

          Hazardous Substances on, upon, into or from the Mortgaged Properties, which Release would have a material adverse effect on the value of such Mortgaged Properties or adjacent properties, or from any other Real Estate, which Release could have a Material Adverse Effect; (iv) except as set forth on SCHEDULE 6.20 hereto, there have been no Releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) any Hazardous Substances that have been generated on any of the Real Estate have been transported off-site in accordance with all applicable Environmental Laws. The representation set forth in this ss.6.20(c) with respect to activities of lessees and other third parties unrelated to Borrower oR any Guarantor shall be limited to the best knowledge and belief of the Borrower.

               (d) To the best knowledge of each of the Borrower, any Guarantor or its Subsidiaries, none of the Borrower, any Guarantor, its
          Subsidiaries and the Real Estate is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement in each case by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of the Mortgages or to the effectiveness of any other transactions contemplated hereby except for such matters that shall be complied with as of the Closing Date.

               (e) To the best knowledge of Borrower, Guarantor and its Subsidiaries, the Borrower has not acquired any actual knowledge of any existing or closed sanitary landfills, solid waste disposal sites, or hazardous waste treatment, storage or disposal facilities on or affecting the Real Estate.

               (f) There has been no claim received by Borrower, Guarantor or its Subsidiaries by any party that any use, operation, or condition of the Real Estate has caused any nuisance or any other liability or adverse condition on any other property which could reasonably be expected to have a Material Adverse Effect, nor is there any knowledge of any basis for such a claim.

               (g) In the event that any event or circumstance described in ss.6.20 shall occur with respect to any ReaL Estate of Borrower, Guarantor or its Subsidiaries after the date hereof that Borrower is permitted to address pursuant to ss.8.6, or that is being remedied by Tenant, such event or circumstance shall not constitute A misrepresentation of Borrower at any time the representations and warranties under this ss.6.20 are repeated oR deemed repeated; provided further that the foregoing shall not limit the requirement that such representations with respect to Mortgaged Properties be correct when such properties are accepted as Collateral.

          ss.6.21 SUBSIDIARIES. The Borrower does not have nor during any time that any Obligations are outstanding, shall the Borrower have any Subsidiaries. SCHEDULE 6.21(A) sets forth, as of the date hereof, all of
     the   Subsidiaries  of  the  Guarantors,   the  form  and
     jurisdiction of organization of each of the Subsidiaries, and the owners of the direct and indirect ownership interests therein. SCHEDULE 6.21(B) sets forth, as of the date hereof, all of the Affiliates of the Borrower, the Guarantor and its Subsidiaries that are not also Subsidiaries, the form and jurisdiction of organization of each of the Affiliates, any Guarantor's or its Subsidiary's ownership interest therein and the other owners of the applicable Affiliates. No Person owns any legal, equitable or beneficial interest in any of the Persons set forth on SCHEDULES 6.21(A) and 6.21(B) except as set forth on such Schedules.

          ss.6.22 LEASES. The Borrower has delivered to the Agent true copies of the Leases relating to each MortgageD Property required to be delivered as a part of the Eligible Real Estate Qualification Documents as of the date hereof. An accurate and complete Rent Roll and Lease Summary as of the date of inclusion of each Mortgaged Property in the Collateral with respect to all Leases of any portion of the Mortgaged Property has been provided to the Agent. The Leases reflected on such Rent Roll constitute as of the date thereof the sole agreements relating to leasing or licensing of space at such Mortgaged Property and in the Building relating thereto. No tenant is entitled to any free rent, partial rent, rebate of rent payments, credit, offset or deduction in rent, including, without limitation, lease support payments or lease buy-outs, except as reflected in such Rent Roll or the applicable Lease. Except as set forth in SCHEDULE 6.22 or the applicable estoppel, the Leases reflected therein are, as of the date of inclusion of the applicable Mortgaged Property in the Collateral, in full force and effect in accordance with their terms, without any payment default or any other material default thereunder, nor are there any defenses, counterclaims, offsets, concessions or rebates available to any tenant thereunder, except as provided in the applicable Leases or to the extent Borrower has knowledge thereof, neither the Borrower nor any Guarantor has given or made, any notice of any payment or other material default, or any claim, which remains uncured or unsatisfied, with respect to any of the Leases, and to the best of the knowledge and belief of the Borrower, there is no basis for any such claim or notice of default by any tenant. No property other than the Mortgaged Property which is the subject of the applicable Lease is necessary to comply with the requirements (including, without limitation, parking requirements) contained in such Lease.

          ss.6.23 PROPERTY. All of the Mortgaged Properties are in good condition and working order subject to ordinarY wear and tear and casualty and condemnation permitted in the Loan Documents. All of the other Real Estate of the Borrower, Guarantors and its Subsidiaries is in good condition and working order subject to ordinary wear and tear and casualty and condemnation permitted in the Loan Documents, except for such portion of such Real Estate which is not occupied by any tenant and where such failure would not have a Material Adverse Effect. Such Real Estate, and the use and operation thereof, is in material compliance with all applicable zoning, building codes and other applicable governmental regulations. There are no unpaid or outstanding real estate or other taxes or assessments on or against any of the Mortgaged Properties which are payable by the Borrower or any Guarantor (except only real estate or other taxes or assessments, that are not yet delinquent or are being protested as permitted by this Agreement or the applicable Leases). There are no unpaid or outstanding real estate or other taxes or assessments on or against any other property of the Borrower, the Guarantors or any of its Subsidiaries which are payable by any of such Persons in any material amount (except only real estate or other taxes or assessments, that are not yet delinquent or are being protested as permitted by this Agreement). There are no pending eminent domain proceedings against any property of the Borrower, the Guarantors or its Subsidiaries or any part thereof, and, to the knowledge of the Borrower, no such proceedings are presently threatened by any taking authority which may individually or in the aggregate have any Material Adverse Effect. None of the property of the Borrower, the Guarantors or its Subsidiaries is now damaged as a result of any fire, explosion, accident, flood or other casualty in any manner which individually or in the aggregate would have any Material Adverse Effect.

          ss.6.24 BROKERS. Neither the Borrower, any Guarantor nor any of its Subsidiaries has engaged or otherwise dealT with any broker, finder or similar entity in connection with this Agreement or the Loans contemplated hereunder.

          ss.6.25 OTHER DEBT. None of the Guarantor or any of its Subsidiaries is in default of the payment of anY Indebtedness in an amount equal to or greater than $1,000,000.00 in the aggregate, or the material performance of any related agreement, mortgage, deed of trust, security agreement, financing agreement, indenture or lease to which any of them is a party. The Borrower is not a party to or bound by any agreement, instrument or indenture that may require the subordination in right or time or payment of any of the Obligations to any other indebtedness or obligation of the Borrower. SCHEDULE 6.25 hereto sets forth all agreements, mortgages, deeds of trust, financing agreements or other material agreements binding upon the Borrower and each Guarantor and its Subsidiaries or their respective properties and entered into by the Borrower and/or such Guarantor as of the date of this Agreement with respect to any Indebtedness of the Borrower or any Guarantor or any of its Subsidiaries in an amount equal to or greater than $1,000,000.00, in the aggregate, and the Borrower has provided the Agent with true, correct and complete copies thereof.

          ss.6.26 SOLVENCY. As of the Closing Date and after giving effect to the transactions contemplated by thiS Agreement and the other Loan Documents, including all Loans made or to be made hereunder, neither the Borrower nor any Guarantor is insolvent on a balance sheet basis such that the sum of such Person's assets exceeds the sum of such Person's liabilities, the Borrower and each Guarantor is able to pay its debts as they become due, and the Borrower and each Guarantor has sufficient capital to carry on its business.

          ss.6.27 NO BANKRUPTCY FILING. None of the Borrower or any Guarantor is contemplating either the filing of A petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of its assets or property, and the Borrower has no knowledge of any Person contemplating the filing of any such petition against it or any Guarantor.

          ss.6.28 NO FRAUDULENT INTENT. Neither the execution and delivery of this Agreement or any of the other LoaN Documents nor the performance of any actions required hereunder or thereunder is being undertaken by the Borrower or any Guarantor or any of its Subsidiaries with or as a result of any actual intent by any of such Persons to hinder, delay or defraud any entity to which any of such Persons is now or will hereafter become indebted.

          ss.6.29 TRANSACTION IN BEST INTERESTS OF BORROWER; CONSIDERATION. The transaction evidenced by this AgreemenT and the other Loan Documents is in the best interests of the Borrower, each Guarantor and its Subsidiaries. The direct and indirect benefits to inure to the Borrower, its Subsidiaries, the Guarantors and its Subsidiaries pursuant to this Agreement and the other Loan Documents constitute substantially more than "reasonably equivalent value" (as such term is used in ss.548 of the Bankruptcy Code) and "valuable consideration," "fair value," anD "fair consideration," (as such terms are used in any applicable state fraudulent conveyance law), in exchange for the benefits to be provided by the Borrower, the Guarantors and its

     Subsidiaries pursuant to this Agreement and the other Loan Documents, and but for the willingness of each Guarantor to guaranty the Loan, the Borrower would be unable to obtain the financing contemplated hereunder which financing will enable the Borrower, each Guarantor and its Subsidiaries to have available financing to conduct and expand their business.

          ss.6.30 CAPITALIZATION. The authorized membership interest of Pershing and the corporate shares of Hialeah anD Megaplex Four are owned 100% by EPR; the authorized membership interest of Westcol is owned 100% by Megaplex Four.

          ss.6.31 NOTICE OF REIT STATUS. EPR shall give each Lender notice in the event it does not maintain its statuS as a REIT or takes any action which could lead to its disqualification as a REIT.

          ss.6.32 INTENTIONALLY DELETED.

          ss.6.33 CERTIFICATES OF OCCUPANCY; LICENSES. All certificates of completion and occupancy permits and, to thE best knowledge of Borrower, all other certifications, permits, licenses and approvals, including any applicable liquor license required for the legal use, occupancy and operation of each of the Mortgaged Properties as a Megaplex Movie Theatre and all appurtenant and related uses (collectively, the "LICENSES"), have been obtained and are in full force and effect.

          ss.6.34 INSURANCE. Borrower shall, in connection with the closing hereunder and prior to the expiration of anY insurance required hereunder, deliver to the Agent and Lenders certificates of any insurance required hereunder evidencing the existence of such insurance, which such certificates shall be in form and substance reasonably satisfactory to Agent and Lenders, it being agreed that such insurance and certificates may be maintained by a Tenant at each of the Mortgaged Properties. Insurance certificates which comply with the terms of the applicable Leases approved by Agent shall be deemed acceptable to Agent and Lenders.

          ss.6.35 REAFFIRMATION OF REPRESENTATIONS. Borrower hereby restates and reaffirms each of the representationS and warranties made by Borrower or any Guarantor set forth in the Mortgage and the Assignment of Leases and Rents as if the same were fully set forth herein, it being understood and agreed that any representation or warranty which by its terms is made as of a specified date (other than that made as of the closing date) shall be required to be true and correct only as of such specified date.

ss.7. AFFIRMATIVE COVENANTS.

     The Borrower and each Guarantor (as applicable) covenants and agrees to the following, so long as any Obligation, Loan, Note or any Letter of Credit is outstanding or any of the Lenders have any obligation to make any Loans or issue Letters of Credit:

          ss.7.1 PUNCTUAL PAYMENT. The Borrower will duly and punctually pay or cause to be paid the principal anD interest on the Loans and all interest and fees provided for in this Agreement, all in accordance with the terms of this Agreement and the Notes, as well as all other sums owing pursuant to the Loan Documents.

          ss.7.2 MAINTENANCE OF OFFICE. The Borrower and each Guarantor will maintain its respective chief executive office at 30 Pershing Road, Suite 201, Kansas City, MO,64108, or at such other place in the United States of America as the Borrower or any Guarantor shall designate prior to any such change in location by written notice to the Agent and the Lenders, where notices, presentations and demands to or upon the Borrower or such Guarantor in respect of the Loan Documents may be given or made.

          ss.7.3 RECORDS AND ACCOUNTS. The Borrower and each Guarantor will (a) keep, and cause each of its Subsidiaries to keep, proper records and books of account in which true and correct entries will be made in accordance with GAAP and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation and amortization of its properties and the properties of its Subsidiaries, contingencies and other reserves. Neither the Borrower, any Guarantor nor any of its Subsidiaries shall, without the prior written consent of the Required Lenders, (x) make any material change to the accounting procedures used by such Person in preparing the financial statements and other information described in ss.6.4 or ss.7.4, except as required by SEC Rules or interpretatioNS thereof or accounting industry pronouncements or (y) change its fiscal year.

          ss.7.4 FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. Borrower will deliver or cause to be delivered to the Agent with sufficient copies for each of the Lenders which will be delivered by Agent to Lenders:

               (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of Borrower, commencing with the fiscal year ending December 31, 2003, the audited Consolidated balance sheet of Borrower, Guarantor and its Consolidated Subsidiaries at the end of such year, and the related audited
          Consolidated statements of income, changes in capital and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with GAAP, and accompanied by an auditor's report prepared without qualification as to the scope of the audit by a "Big Four" accounting firm or another nationally recognized firm acceptable to the Agent (the foregoing with respect to EPR may be satisfied by delivery of the Form 10-K of EPR filed with the SEC, PROVIDED, HOWEVER, that in no event shall any reference to any prior 10-Ks or Proxy Statements which may be incorporated by reference within the filings then being delivered to Agent be deemed delivered to Agent nor shall any such information contained in any such prior filings be deemed delivered to Agent), and any other information the Agent may reasonably request to complete a financial analysis of the Borrower, EPR and its Subsidiaries, together with a written statement from such accountants to the effect that they have read this Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any Default or Event of Default they shall disclose in such statement any such Default or Event of Default;

               (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each fiscal quarter (including the fourth quarter) of Borrower, copies of the unaudited Consolidated balance sheet of the Borrower, Guarantor and its Subsidiaries as at the end of such quarter, and the related unaudited Consolidated statements of income and cash flows for the portion of Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with GAAP (the foregoing with respect to EPR and its Subsidiaries may be satisfied by delivery of the Form 10-Q of EPR filed with the SEC PROVIDED, HOWEVER, that in no event shall any reference to any prior 10-Qs or Proxy Statements which may be incorporated by reference within the filings then being delivered to Lender be deemed delivered to Lender nor shall any such information contained in any such prior filings be deemed delivered to Lender), together with a certification by the chief financial officer or accounting officer of Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower, Guarantor and its Subsidiaries on the date thereof (subject to year-end adjustments);

               (c) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement (a "COMPLIANCE CERTIFICATE") certified by the chief financial officer or chief accounting officer of Borrower in the form of EXHIBIT K hereto (or in such other form as the Agent may approve from time to time) setting forth in reasonable detail computations evidencing compliance or non-compliance (as the case may be) with the covenants contained in ss.9 and the other covenants described in such certificate and (if applicable) setting forth reconciliations to reflect changes in GAAP since the Balance Sheet Date. Borrower shall submit with the Compliance Certificate a Borrowing Base Certificate in the form of EXHIBIT J attached hereto pursuant to which the Borrower shall calculate the amount of the Borrowing Base as of the end of the immediately preceding fiscal quarter of the Borrower. All income, expense and value associated with Real Estate or other Investments disposed of during any quarter will be eliminated from calculations, where applicable. The Compliance Certificate shall be accompanied by copies of the statements of the Mortgaged Property Net Operating Income for such fiscal quarter and on a trailing four-quarter basis for each of the Mortgaged Properties, prepared on a basis consistent with the statements furnished to the Lenders prior to the date hereof and otherwise in form and substance reasonably satisfactory to the Agent, together with a certification by the chief financial officer or chief accounting officer of Borrower that the information contained in such statement fairly presents the Mortgaged Property Net Operating Income of the Mortgaged Properties for such periods;

               (d) contemporaneously with the delivery of the financial statements referred to in clause (a) above, the statement of all contingent liabilities involving amounts of $1,000,000.00 or more of the Borrower, Guarantor and its Subsidiaries which are not reflected in such financial statements or referred to in the notes thereto (including, without limitation, all guaranties, endorsements and other contingent obligations in respect of the indebtedness of others, and obligations to reimburse the issuer in respect of any letters of credit);

               (e) as soon as practicable but in any event not later than forty-five (45) days after the end of each fiscal quarter of Borrower (including the fourth fiscal quarter in each year), a Rent Roll for each of the Mortgaged Properties and a Consolidated operating statement for the Mortgaged Properties, and a copy of each Lease or amendment entered into with respect to a Mortgaged Property during such quarter;

               (f) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature, reports or proxy statements sent to the shareholders of the Borrower;

               (g) Intentionally deleted;

               (h) promptly upon the filing hereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent);

               (i) Intentionally Deleted;

               (j) evidence reasonably satisfactory to Agent of the timely payment of all real estate taxes for the Mortgaged Properties;

               (k) not later than November 15 of each year, the cash flow projections of the Borrower, Guarantor and its Subsidiaries for the next three years;

               (l) from time to time such other financial data and information in the possession of the Borrower, each Guarantor or its Subsidiaries (including without limitation auditors' management letters, status of litigation or investigations against the Borrower and any settlement discussions relating thereto, property inspection and environmental reports and information as to zoning and other legal and regulatory changes affecting the Borrower or any Guarantor) as the Agent may reasonably request. Information concerning such litigation or settlement discussions shall not include attorney-client privileged communications, but shall otherwise include information which may be confidential or subject to a work-product privilege so that the Agent and the Lenders receive the same level of disclosure from the Borrower with respect to such matters as has been made prior to the Closing Date.

               (m) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, that Borrower or Guarantor shall have filed with the Commission (or any Governmental Authority substituted therefor) or any national securities exchange, including each Form 8-K, Form 10-K and Form 10-Q filed with the Commission.

               (n) as soon as is reasonably practicable, but in any event not later than forty-five (45) days after the end of each fiscal quarter (including the fourth quarter), statements of Exhibitor's EBITDAR for the prior quarter and for the trailing four quarters.

          ss.7.5 NOTICES.

               (a) DEFAULTS.  The Borrower and each Guarantor  will  immediately upon obtaining actual knowledge of same notify the Agent in writing of the occurrence of any Default or Event of Default, which notice shall describe such occurrence with reasonable specificity and shall state that such notice is a "notice of default or event of default". If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Agreement or under any note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower, any Guarantor or any of its Subsidiaries is a party or obligor, whether as principal or surety, and such default would permit the holder of such note or obligation or other evidence of indebtedness to accelerate the maturity thereof, which acceleration would either cause a Default or have a Material Adverse Effect, the Borrower or such Guarantor shall promptly give written notice thereof to the Agent and each of the Lenders, describing the notice or action and the nature of the claimed default.

               (b) ENVIRONMENTAL EVENTS. The Borrower and each Guarantor will give notice to the Agent within five (5) Business Days of obtaining actual knowledge of (i) any potential or known Release, or threat of Release, of any Hazardous Substances in an amount that may be required to be contained, removed or otherwise remediated at or from any Real Estate; (ii) any violation of any Environmental Law that the Borrower, any Guarantor or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency or
          (iii) any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, that in either case involves (A) any Mortgaged Property, (B) any other Real Estate and could reasonably be expected to have a Material Adverse Effect, or (C) or the Agent's liens or security title on the Collateral pursuant to the Security Documents.

               (c) NOTIFICATION OF CLAIMS AGAINST COLLATERAL. The Borrower and each Guarantor will give notice to the Agent in writing within five
          (5) Business Days of obtaining actual knowledge of any material setoff, claims (including, with respect to the Mortgaged Property, environmental claims), withholdings or other defenses to which any of the Collateral, or the rights of the Agent or the Lenders with respect to the Collateral, are subject.

               (d) NOTICE OF LITIGATION AND JUDGMENTS. The Borrower and each Guarantor will give notice to the Agent in writing within five (5) Business Days of obtaining actual knowledge of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower, any Guarantor or any of its Subsidiaries or to which the Borrower, any Guarantor or any of its Subsidiaries is or is to become a party involving an uninsured claim against any of the Borrower, any Guarantor or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect and stating the nature and status of such litigation or proceedings. The Borrower and each Guarantor will give notice to the Agent, in writing, in form and detail reasonably satisfactory to the Agent and each of the Lenders, within ten days of any judgment not covered by insurance, whether final or otherwise, against any of the Borrower, any Guarantor or any of its Subsidiaries in an amount in excess of $1,000,000 in the aggregate, except that notice is not required hereunder for EPR unless such amount exceeds $5,000,000 in the aggregate.

               (e) NOTICE OF PROPOSED SALES, ENCUMBRANCES, REFINANCE OR TRANSFER OF NON-MORTGAGED PROPERTY. The Borrower and each Guarantor will give notice to the Agent of any completed sale, encumbrance, refinance or transfer of any Real Estate in amounts exceeding $5,000,000.00 (other than the Mortgaged Properties) or other Investments of the type described in ss.8.3(i) of the Borrower or EPR, within any fiscal quarter of Borrower, such notice to be submitted together with the Compliance Certificate provided or required to be provided to the Agent and the Lenders under ss.7.4 with respect to such fiscal quarter. The Compliance Certificate shall with respect to any completed sale, encumbrance, refinance or transfer be adjusted in the best good faith estimate of Borrower to give effect to such sale, encumbrance, refinance or transfer and demonstrate that no Default or Event of Default with respect to the covenants referred to therein shall exist after giving effect to such sale, encumbrance, refinance or transfer. Notwithstanding the foregoing, in the event of any sale, encumbrance, refinance or transfer of any Real Estate or other Investment of the type described in ss.8.3(i) involving Real Estate or such other Investment by EPR in an amount in excess of $25,000,000 per quarter, the Borrower shall promptly give notice to the Agent of such transaction, which notice shall be accompanied by a Compliance Certificate prepared using the financial statements of Borrower most recently provided or required to be provided to the Agent and the Lenders under ss.6.4 or ss.7.4, adjusted as provided in this paragraph.

               (f) ERISA. The Borrower will give notice to the Agent within five
          (5) Business Days after the Borrower or any ERISA Affiliate (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in ss.4043 of ERISA) with respect to any Guaranteed Pension Plan, Multiemployer Plan or Employee Benefit Plan, or knows that the plan administrator of any such plan has given or is required to give notice of any such reportable event; (ii) gives a copy of any notice of complete or partial withdrawal liability under Title IV of ERISA; or (iii) receives any notice from the PBGC under Title IV or ERISA of an intent to terminate or appoint a trustee to administer any such plan.

               (g) NOTIFICATION OF LENDERS. Within five (5) Business Days after receiving any notice under this ss.7.5, the Agent will forward a copy thereof to each of the Lenders, together with copies of any certificates or other written information that accompanied such notice.

          ss.7.6 EXISTENCE; MAINTENANCE OF PROPERTIES.

               (a) The Borrower will preserve and keep in full force and effect its status as a Special Purpose Entity, as set forth in Section 6.1(a) herein. EPR will preserve and keep in full force and effect its existence as a Maryland real estate investment trust. Each other Guarantor (if any) will preserve and keep in full force and effect its legal existence in the jurisdiction of its incorporation or formation. The Borrower and each Guarantor will cause each of its Subsidiaries to preserve and keep in full force and effect their legal existence in the jurisdiction of its incorporation or formation. The Borrower will preserve and keep in full force all of its rights and franchises and those of its Subsidiaries, the preservation of which is necessary to the conduct of their business. Borrower shall at all times comply with all requirements and applicable laws, guidelines and regulations necessary to maintain its Special Purpose Entity status. EPR shall at all times comply with all requirements and applicable laws and regulations necessary to maintain REIT status. The common shares of EPR shall at all times be listed for trading and be traded on the New York Stock Exchange (NYSE), unless otherwise consented to by the Required Lenders.

               (b) The Borrower and EPR, as applicable, (i) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment, and (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof in all cases in which the failure so to do would have a material adverse effect on the condition of any Mortgaged Property or would cause a Material Adverse Effect. Without limitation of the obligations of the Borrower under this Agreement with respect to the maintenance of the Mortgaged Properties, the Borrower shall promptly and diligently comply with the recommendations of the Environmental Engineer concerning the maintenance, operation or upkeep of the Mortgaged Properties contained in the building inspection and environmental reports delivered to the Agent or otherwise obtained by Borrower or any Guarantor. This Section 7.6(b) shall be subject, however, to any provisions in the applicable Leases regarding restriction of Borrower, EPR or the applicable Subsidiaries, to make such repairs, renewals, replacements, etc.

          ss.7.7 INSURANCE.

               (a) The Borrower and Guarantor will procure and maintain or cause to be procured and maintained (i) insurance covering the Borrower and the Guarantors and its Subsidiaries, the Mortgaged Properties and its properties (the cost of such insurance to be borne by the insured thereunder) with financially sound and reputable insurers (or self-insurance provided by creditworthy tenants) in such amounts and against such risks and casualties as are customary for properties of similar character and location, due regard being given to the type of improvements thereon, their construction, location, use and occupancy, and insuring the interests of the Lenders pursuant to this Agreement, and (ii) such insurance as is required by the Required Lenders, including without limitation, the following with respect to each of the Mortgaged Properties provided that the coverage in place as required in the applicable Leases for the Mortgaged Properties shall be deemed acceptable to the Required Lenders and deemed to meet the requirements set forth in this Section 7.7:

                    (i) Property insurance for each of the Mortgaged  Properties will be maintained by the Tenant under each of the applicable leases for the Mortgaged Property at Tenant's sole cost and expense, for the mutual benefit of such tenant, Borrower and the Agent and the Required Lenders. The requirements as specified in the applicable lease will be the required coverage under this Agreement for the property to which such lease relates.

                    (ii) Commercial  general liability  insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about each Mortgaged Property, such insurance (A) to be the so-called "occurrence" form with a combined limit of not less than Five Million Dollars ($5,000,000) in the aggregate and One Million Dollars ($1,000,000) per occurrence; (B) to continue at not less than the aforesaid limit until required to be changed by the Required Lenders in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; (4) blanket contractual liability for all legal contracts; and (5) contractual liability covering the indemnities contained in the applicable Mortgaged Property mortgages, to the extent the same is available.

                    (iii)  Automobile  liability  coverage  for  all  owned  and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence of One Million Dollars ($1,000,000).

                    (iv)  Worker's   compensation   and   employee's   liability
               insurance subject to the worker's compensation laws of the applicable state.

                    (v) Umbrella liability  insurance in an amount not less than
               Fifty Million Dollars ($50,000,000) per occurrence on terms consistent with the commercial general liability insurance policy required under subsection (ii) above, including supplemental coverage for commercial general liability, employer's liability and automobile liability.

                    (vi) Rent loss or business interruption insurance in an amount equal to one year's projected revenues.

                    (vii) Flood  Insurance if the Mortgaged  Property is located in a flood prone or flood prone, flood risk or flood hazard area as designated pursuant to the Federal Flood Disaster Protection Act of 1978, as amended, and the regulations thereunder, or if otherwise reasonably required by Agent.

                    (viii) Such other  insurance  coverages on the events as the
               Agent or the Required Lenders may request consistent with customary practice for similar properties.

               (b) The Borrower shall, prior to the expiration of any insurance required hereunder, deliver to Agent evidence of insurance evidencing the existence of all such insurance, such certificates to be in form and substance reasonably satisfactory to Agent, it being agreed that such insurance certificates may be maintained by the Tenant under its applicable lease for the Mortgaged Property.

               (c) All insurance provided for in Section 7.7(a) above shall be obtained under valid and enforceable policies (collectively, the "POLICIES" or in the singular, the "POLICY"), and shall be subject to the approval of Agent as to insurance companies, amounts, deductibles, loss payees and insureds. The Policies shall be issued by financially sound and responsible insurance companies authorized to do business in the applicable state and having a financial strength rating of not less than the better of A- and "A2" or better by the Rating Agencies selected by Agent. The Policies described in Section 7.7(a) shall designate Agent for the benefit of the Lenders as additional insured on all policies of liability insurance and shall include a loss payable clause and standard non-contributing mortgagee clause in favor of Agent for the benefit of the Lenders providing that any loss thereunder shall be payable to lenders. Not less than ten (10) days prior to the expiration dates of the Policies theretofore furnished to Agent, Borrower shall cause certificates of insurance evidencing the Policies specified in 7.7(a) accompanied by evidence satisfactory to Agent of payment of the premiums due thereunder (the "INSURANCE PREMIUMS"), to be delivered by Borrower to Agent.

               (d) Any blanket insurance Policy shall specifically allocate to the each individual Mortgaged Property, the amount of coverage from time to time required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Mortgaged Properties in compliance with the provisions of Section 7.7(a).

               (e) All Policies provided for in Section 7.7(a) shall contain clauses or endorsements to the effect that:

                    (i) no act or  negligence  of any Obligor,  or anyone acting for Obligor, or any tenant or occupant, or failure to comply with the provisions of any Policy, which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as the Agent or any Lender is concerned.

                    (ii) The Policy shall not be materially  changed (other than to increase the coverage provided thereby) or cancelled without at least thirty (30) days' written notice to the Agent and the Lenders and any other party named therein as an additional insured;

                    (iii) The issuers thereof shall give written notice to Agent and the Lenders if the Policy has not been renewed thirty (30) days prior to its expiration; and

                    (iv) Neither the Agent nor any Lender shall be liable for any Insurance Premiums thereon or subject to any assessments thereunder.

               (f) If at any time Agent is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Agent shall have the right, without notice to any Obligor, to take such action as the Agent deems necessary to protect the Lenders' interest in each Mortgaged Property, including the obtaining of such insurance coverage as Agent in its sole discretion deems appropriate. All premiums incurred by Agent in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Agent upon demand and until paid shall be secured by the Mortgagee and bear interest at the Default Rate.

               (g) In the event of any loss or damage to the Mortgaged Property, the Borrower or the applicable Guarantor shall give prompt written notice to the insurance carrier and the Agent and the Lenders. Each of the Borrower and the Guarantors hereby irrevocably authorizes and empowers the Agent, at the Agent's option and in the Agent's sole discretion or at the request of the Required Lenders in their sole discretion, as its attorney in fact, to make proof of such loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive Insurance Proceeds, and to deduct therefrom the Agent's expenses incurred in the collection of such Insurance Proceeds; provided, however, that so long as no Default or Event of Default has occurred and is continuing and so long as the Borrower or any Guarantor shall in good faith diligently pursue such claim, the Borrower or such Guarantor may make proof of loss and appear in any proceedings or negotiations with respect to the adjustment of such claim, except that the Borrower or such Guarantor may not settle, adjust or compromise any such claim without the prior written consent of the Agent, which consent shall not be unreasonably withheld or delayed; provided, further, that the Borrower or such Guarantor may make proof of loss and adjust and compromise any claim under casualty insurance policies which is in an amount less than $500,000 so long as no Default or Event of Default has occurred and is continuing and so long as the Borrower or such Guarantor shall in good faith diligently pursue such claim. The Borrower and each Guarantor further authorize the Agent, at the Agent's option, to (i) apply the balance of such Insurance Proceeds to the payment of the Obligations whether or not then due, or (ii) if the Agent shall require the reconstruction or repair of the Mortgaged Property, to hold the balance of such proceeds as trustee to be used to pay taxes, charges, sewer use fees, water rates and assessments which may be imposed on the Mortgaged Property and the Obligations as they become due during the course of reconstruction or repair of the Mortgaged Property and to reimburse the Borrower or such Guarantor, in accordance with such terms and conditions as the Agent may prescribe, for the costs of reconstruction or repair of the Mortgaged Property, and upon completion of such reconstruction or repair to apply any excess to the payment of the Obligations.

               (h) Notwithstanding the foregoing or anything in the Mortgages but subject in all events to the terms of the applicable Leases, the Agent shall make net Insurance Proceeds and Condemnation Proceeds available to the Borrower or such Guarantor to reconstruct and repair the Mortgaged Property, in accordance with such terms and conditions as the Agent may prescribe in the Agent's discretion for the disbursement of the proceeds, provided that (i) the cost of such reconstruction or repair is not estimated by the Agent to exceed fifty percent (50%) of the replacement cost of the damaged Building (as reasonably estimated by the Agent), (ii) no Event of Default shall have occurred and be continuing, (iii) the Borrower or such Guarantor shall have provided to the Agent additional cash security in an amount equal to the amount reasonably estimated by the Agent to be the amount in excess of such proceeds which will be required to complete such repair or restoration, (iv) the Agent shall have approved the plans and specifications, construction budget, construction contracts, and construction schedule for such repair or restoration and reasonably determined that the repaired or restored Mortgaged Property will provide the Agent with adequate security for the Obligations (provided that the Agent shall not disapprove such plans and specifications if the Building is to be restored to its condition immediately prior to such damage), (v) the Borrower or such Guarantor shall have delivered to the Agent written agreements binding upon the Tenants in possession of any portion of the affected Mortgaged Property or having any right to require repair, restoration or completion of the Mortgaged Property or any portion thereof, agreeing upon a date for delivery of possession of the Mortgaged Property or their respective portions thereof, to permit time which is sufficient in the judgment of the Agent for such repair or restoration and approving the plans and specifications for such repair or restoration, or other evidence satisfactory to the Agent that none of such tenants or other parties may terminate their Leases as a result of such casualty or as a result of having a right to approve the plans and specifications for such repair or restoration, (vi) the Agent shall reasonably determine that such repair or reconstruction can be completed prior to the Maturity Date, (vii) the Agent shall receive evidence reasonably satisfactory to it that any such restoration, repair or rebuilding complies in all respects with any and all applicable state, federal and local laws, ordinances and regulations, including without limitation, zoning laws, ordinances and regulations, and that all required permits, licenses and approvals relative thereto have been or will be issued in a manner so as not to materially impede the progress of restoration, (viii) the Agent shall receive evidence reasonably satisfactory to it that the insurer under such policies of fire or other casualty insurance does not assert any defense to payment under such policies against the Borrower, any Guarantor or the Agent, and (ix) with respect to any taking or condemnation, Agent shall determine that following such repair or restoration there shall be no more than the lesser of (i) a fifty percent (50%) reduction in occupancy or rental income from the Mortgaged Property so affected by such specific condemnation or taking (excluding any proceeds from rental loss insurance or proceeds from such award allocable to rent) or (ii) a fifteen percent (15%) reduction in occupancy or in rental income from all of the Mortgaged Properties (excluding any proceeds from rental loss insurance or proceeds of such award allocable to rent), after giving effect to the current condemnation or taking and any previous condemnations or takings which may have occurred. Any excess Insurance Proceeds shall be paid to the Borrower, or if an Event of Default has occurred and is continuing, such proceeds shall be applied to the payment of the Obligations, unless in either case by the terms of the applicable insurance policy the excess proceeds are required to be returned to such insurer. Any excess Condemnation Proceeds shall be applied to the payment of the Obligations. In no event shall the provisions of this section be construed to extend the Maturity Date or to limit in any way any right or remedy of the Agent upon the occurrence of an Event of Default hereunder. If the Mortgaged Property is sold or the Mortgaged Property is acquired by the Agent, all right, title and interest of the Borrower and any Guarantor in and to any insurance policies and unearned premiums thereon and in and to the proceeds thereof resulting from loss or damage to the Mortgaged Property prior to the sale or acquisition shall pass to the Agent or any other successor in interest to the Borrower or purchaser of the Mortgaged Property.

               (i) The Borrower and the Guarantors will provide to the Agent for the benefit of the Lenders Title Policies for all of the Mortgaged Properties of such Person. Each Title Policy shall also contain, to the extent available, a tie-in endorsement aggregating the insurance coverage provided under all of the policies issued by the same title insurance company relating to the Borrower and each Guarantor.

          ss.7.8 TAXES; LIENS. The Borrower and the Guarantors will, and will cause its Subsidiaries to (which shall include permitting the applicable Tenant to pay directly), duly pay and discharge, or cause to be paid and discharged, before the same shall become delinquent, all taxes, assessments and other governmental charges imposed upon them or upon the Mortgaged Properties or the other Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom as well as all claims for labor, materials or supplies that if unpaid might by law become a lien or charge upon any of its property or other Liens affecting any of the Collateral or other property of Borrower, the Guarantors or its Subsidiaries, PROVIDED that any such tax, assessment, charge or levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by Borrower, Guarantor or the applicable Tenant in accordance with the applicable Lease by appropriate proceedings which shall suspend the collection thereof with respect to such property, neither such property nor any portion thereof or interest therein would be in any danger of sale, forfeiture or loss by reason of such proceeding and the Borrower, any such Guarantor or any such Subsidiary shall have set aside on its books adequate reserves in accordance with GAAP; and PROVIDED, FURTHER, that forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor, the Borrower, any such Guarantor or any such Subsidiary either (i) will provide a bond issued by a surety reasonably acceptable to the Agent and sufficient to stay all such proceedings or (ii) if no such bond is provided, will pay each such tax, assessment, charge or levy.

          ss.7.9 INSPECTION OF PROPERTIES AND BOOKS. The Borrower and the Guarantors will, and will cause its Subsidiaries to, permit the Agent or any Lender or any representative designated by the Agent or any Lender, at the Borrower's expense and upon reasonable prior notice, to visit and inspect any of the properties of the Borrower, each Guarantor or any of its Subsidiaries, to examine the books of account of the Borrower, each Guarantor and its Subsidiaries (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Borrower, any Guarantor and its Subsidiaries with, and to be advised as to the same by, its officers, all at such reasonable times and intervals as the Agent or any Lender may reasonably request, provided that so long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall not be required to pay for such visits and inspections more often than once in any twelve (12) month period. The Lenders shall use good faith efforts to coordinate such visits and inspections so as to minimize the necessity of multiple site visits to the same geographic location and the interference with and disruption to the normal business operations of the Borrower, the Guarantors and its Subsidiaries.

          ss.7.10 COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. The Borrower and the Guarantors will, and will cause each of its Subsidiaries to, comply in all respects with (i) all applicable laws and regulations now or hereafter in effect wherever its business is conducted, including all Environmental Laws, (ii) the provisions of its corporate charter, partnership agreement, limited liability company agreement or declaration of trust, as the case may be, and other charter documents and bylaws, (iii) all agreements and instruments to which it is a party or by which it or any of its properties may be bound, (iv) all applicable decrees, orders, and judgments, and (v) all licenses and permits required by applicable laws and regulations for the conduct of its business or the ownership, use or operation of its properties, except where a failure to so comply with any of clauses (i) through (v) would not have a Material Adverse Effect. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower, any Guarantor or its Subsidiaries may fulfill any of its obligations hereunder, the Borrower, such Guarantor or such Subsidiary will immediately take or cause to be taken all steps necessary to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Lenders with evidence thereof.

          ss.7.11 FURTHER ASSURANCES. The Borrower and each Guarantor will and will cause each of its Subsidiaries to, cooperate with the Agent and the Lenders and execute such further instruments and documents as the Lenders or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

          ss.7.12 MANAGEMENT. The Borrower shall not and shall not permit any Guarantor to enter into any management agreement with a third party manager after the date hereof for any Mortgaged Property without the prior written consent of the Agent (which shall not be unreasonably withheld or delayed). Agent may condition any approval of a new manager upon the execution and delivery to Agent of collateral assignment of such management agreement to Agent and a subordination of the manager's rights thereunder to the rights of the Agent and the Lenders under the Loan Documents. Borrower has provided to Agent full and complete copies of the currently existing management contracts for the initial Mortgaged Properties (the "INITIAL MANAGEMENT CONTRACTS"), which such Initial Management Contracts are in full force and effect as of the date of this Agreement. The parties acknowledge that Agent has approved said Initial Management Contracts.

          ss.7.13 LEASES OF THE PROPERTY. Neither the Borrower nor any Additional Guarantor will lease all or any portion of a Mortgaged Property or amend, supplement or otherwise modify, terminate or cancel, or accept the surrender of, or consent to the assignment or subletting of, or grant any concessions to or waive the performance of any obligations of any tenant, lessee or licensee under, any now existing or future Lease without the prior written consent of the Agent, which such consent may be withheld or conditioned in Agent's reasonable discretion, except for those properties that do not exceed the Megaplex Threshold or the Entertainment Retail Threshold, as applicable, for which no consent shall be required.

          ss.7.14 BUSINESS OPERATIONS. The Borrower, the Guarantors and its Subsidiaries shall operate their respective businesses in substantially the same manner and in substantially the same fields and lines of business as such business is now conducted and in compliance with the terms and conditions of this Agreement and the Loan Documents.

          ss.7.15 REGISTERED SERVICEMARK. Without the prior written consent of the Agent, none of the Mortgaged Properties shall be owned or operated by the Borrower or any Guarantor under any registered or protected trademark, tradename, servicemark or logo. Without limiting the foregoing, the Agent may condition its consent to the use of any of the foregoing upon the granting to the Agent for the benefit of the Lenders of a perfected first priority security interest therein. Notwithstanding the foregoing, this provision shall not prevent any applicable Tenant from operating the Mortgaged Property under its trademarks and tradenames or service marks.

          ss.7.16 DEPOSIT OF PROCEEDS; OTHER BANK ACCOUNTS.

               (a) Borrower shall maintain all of its accounts (including without limitation, operating accounts, tenant security deposit accounts, etc.) (collectively, the "ACCOUNTS," singly, an "ACCOUNT"), with Agent.

               (b) (i) If any payment is not made when due under any of the Loan Documents, after giving regard to applicable grace periods, if any or
          (ii) if any Event of Default, or other event which would entitle Agent to accelerate the indebtedness under any Note occurs; then, in any such event, any deposits, balances or other sums credited by or due from Agent in the Account may to the fullest extent not prohibited by applicable law at any time or from time to time, without regard to the existence, sufficiency or adequacy of any other collateral, and without notice or compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise, all of which are hereby waived, be set off, debited and appropriated, and applied by Agent against any or all of the Obligations irrespective of whether demand shall have been made and although such Obligations may be unmatured, in such manner as Agent in its sole and absolute discretion may determine. Within five (5) Business Days of making any such set off, debit or appropriation and application with respect to the Account, Agent agrees to notify Borrower thereof, provided the failure to give such notice shall not affect the validity of such set off, debit or appropriation and application.

               (c) The Borrower shall provide notice to all Tenants which such notice shall (i) direct all Tenants to deposit all payments into the operating account, and (ii) be irrevocable as to Borrower and may not be rescinded unless by written notice from the Agent. Notwithstanding anything to the contrary, however, until an Event of Default has occurred hereunder, and subject to the other terms and conditions contained in this Agreement, the Borrower shall be permitted to withdraw funds from the Accounts. Agent, as depository bank for the Accounts ("DEPOSITORY BANK"), shall have a validly perfected lender's first lien security interest in such Accounts.

          ss.7.17 DISTRIBUTIONS OF INCOME TO EPR. EPR shall cause its Subsidiaries to promptly distribute to EPR (but not less frequently than once each fiscal quarter of EPR, unless otherwise approved by the Agent), whether in the form of dividends, distributions or otherwise, all profits, proceeds or other income relating to or arising from its Subsidiaries' use, operation, financing, refinancing, sale or other disposition of their respective assets and properties after (a) the payment by each Subsidiary of its debt service and operating expenses for such quarter and (b) the establishment of reasonable reserves for the payment of operating expenses not paid on at least a quarterly basis and capital improvements to be made to such Subsidiary's assets and properties approved by such Subsidiary in the ordinary course of business consistent with its past practices, or reserves required under applicable loan covenants; provided however, that in the event that (i) an Event of Default shall have occurred and be continuing, and the maturity of the Obligations has been accelerated, or (ii) there shall have occurred and be continuing, an Event of Default under 12.1(a), 12.1(b), 12.1(h), 12.1(i), or 12.1 (j), then Borrower shall not make any Distributions, either directly or indirectly to EPR, whatsoever.

          ss.7.18 MORTGAGED PROPERTY APPRAISALS. Agent reserves the right to require the Mortgaged Properties to be re-appraised at any time, provided however, the Borrower shall only be responsible for the cost of an appraisal at the time a property is initially proposed as a Mortgaged Property, and once every eighteen (18) months thereafter, unless more frequently required by any applicable real estate lending regulations or other laws, or in the event of an Event of Default.. Borrower shall cooperate with Agent at any time Agent requires any such re-appraisal.

          ss.7.19 INTENTIONALLY DELETED.

          ss.7.20 PLAN ASSETS. The Borrower will do, or cause to be done, all things necessary to ensure that none of the Mortgaged Properties will be deemed to be Plan Assets at any time.

          ss.7.21 CERTIFICATES OF OCCUPANCY; LICENSES. Borrower shall keep and maintain or cause the applicable tenants to keep and maintain, all licenses necessary for the operation of the Mortgaged Properties as a Megaplex Movie Theatre and all appurtenant and related uses. The use being made of each of the Mortgaged Properties is in conformity with the certificate of occupancy issued for each such Mortgaged Property.

          ss.7.22 INTENTIONALLY DELETED.

          ss.7.23 GROUND LEASES. Borrower and any applicable Additional Guarantor covenants, represents and warrants to Agent and each of the Lenders with respect to any ground lease of any of the Mortgaged Properties (a "QUALIFIED GROUND LEASE" or collectively, "QUALIFIED GROUND LEASES"), if any, as follows:

               (a) Except as previously disclosed to Agent, to the best knowledge of the Borrower, no default has occurred and is continuing under the terms of any Qualified Ground Lease, and no event has occurred that, with the passage of time or service of notice, or both, would constitute an event of default under any Qualified Ground Lease.

               (b) Each Qualified Ground Lease is in full force and effect.

               (c) All rents, additional rents, percentage rents and all other charges due and payable under each Qualified Ground Lease have been fully paid.

               (d) Subject to the Permitted Encumbrances, Borrower (or any Additional Guarantor, as applicable) is the owner of the entire lessee's interest in and under each Qualified Ground Lease and has the right and authority under each Qualified Ground

          Lease to execute this Agreement, the related Mortgage and other related Loan Documents, and to encumber Borrower's interest in the Qualified Ground Leases.

               (e) Borrower and any Additional Guarantor, as applicable, shall, at its sole cost and expense, promptly and timely perform and observe, or cause the applicable Tenant under a Qualified Ground Lease to promptly and timely perform and observe, all the material terms, covenants and conditions required to be performed and observed by Borrower as lessee under each Qualified Ground Lease (including the payment of all rent, additional rent, percentage rent and other charges required to be paid under such Qualified Ground Lease).

               (f) If Borrower or any Additional Guarantor, as applicable, shall violate any of the covenants specified above, then, subject to the applicable Qualified Ground Lease terms, Borrower grants Agent the right (but not the obligation) to cause the default or defaults under any Qualified Ground Lease and the applicable Tenant Lease to be remedied and otherwise exercise any and all rights of Borrower or Additional Guarantor under each Qualified Ground Lease, as may be necessary to prevent or cure any default, provided such actions are necessary to protect Lenders' interest under this instrument, and Agent shall have the right subject to the terms of the Qualified Ground Lease to enter all or any portion of such Mortgaged Property at such times and in such manner as Agent deems necessary, to prevent or to cure any such default.

               (g) The actions or payments of Agent to cure any default by Borrower or any Additional Guarantor, as applicable, under any Qualified Ground Lease shall not remove or waive, as between any Obligor and Lenders, the default that occurred under this Agreement by virtue of the default by Borrower or Guarantor, as applicable, under any Qualified Ground Lease. All sums expended by Agent to cure any such default shall be paid by Borrower to Agent, upon demand, with interest on such sum at the rate set forth in the Notes from the date such sum is expended to and including the date the reimbursement payment is made to the Agent. All such indebtedness shall be deemed to be secured by the Mortgages and other Loan Documents.

               (h) Borrower shall notify Agent promptly in writing after any Obligor receives notice of the occurrence of any material default by the lessor under any Qualified Ground Lease or the occurrence of any event that, with the passage of time or service of notice, or both, would constitute a material default by the lessor under any Qualified Ground Lease, and the receipt by Borrower or any Additional Guarantor, as applicable, of any notice (written or otherwise) from the lessor under any Qualified Ground Lease noting or claiming the occurrence of any default by any Obligor under any Qualified Ground Lease or the occurrence of any event that, with the passage of time or service of notice, or both, would constitute a default by any Obligor under any Qualified Ground Lease. Borrower shall promptly deliver to Agent a copy of any such written notice of default.

               (i) Within thirty (30) days after written demand by Agent, Borrower or Additional Guarantor shall use reasonable efforts (other than payments to the lessor) to obtain from the lessor under any Qualified Ground Lease and furnish to Agent the estoppel certificate of such lessor stating the date through which rent has been paid and whether or not there are any defaults thereunder and specifying the nature of such claimed defaults, if any.

               (j) Subject to the applicable Qualified Ground Lease terms, and the terms of the applicable Lease Borrower or Additional Guarantor, as applicable, shall promptly execute, acknowledge and deliver to Agent such instruments as may reasonably be required to permit Agent to cure any default under any Qualified Ground Lease or permit Agent to take such other action required to enable Agent to cure or remedy the matter in default and preserve the security interest of Agent under the Loan Documents with respect to any Property which is the subject of a Qualified Ground Lease. Borrower irrevocably appoints Agent as its true and lawful attorney-in-fact to do, in its name or otherwise, any and all acts and to execute any and all documents that are necessary to preserve any rights of Borrower under or with respect to the Qualified Ground Leases, after an Event of Default, including the right to effectuate any extension or renewal of any Qualified Ground Lease, or to preserve any rights of Borrower or Additional Guarantor, as applicable, whatsoever in respect of any part of any Qualified Ground Lease (and the above powers granted to Agent are coupled with an interest and shall be irrevocable).

               (k) The generality of the provisions of this section relating to the Qualified Ground Lease shall not be limited by other provisions of this Agreement or the other Loan Documents setting forth particular obligations of any Obligor that are also required of Borrower or any Additional Guarantor, as applicable, with respect to the Qualified Ground Leases or any related Mortgaged Properties subject to any such Qualified Ground Lease.

               (l) Borrower or Additional Guarantor, as applicable, shall not, without Agent's prior written consent, surrender, terminate, forfeit, or suffer or permit the surrender, termination or forfeiture of, or change, modify or amend in a material or adverse manner, any Qualified Ground Lease. Consent to one amendment, change, agreement or modification shall not be deemed to be a waiver of the right to require consent to other, future or successive amendments, changes, agreements or modifications. Any acquisition of any lessor's interest in any Qualified Ground Lease by Borrower or Additional Guarantor, or any affiliate of Borrower or Additional Guarantor, shall be accomplished by Borrower or any such Additional Guarantor in such a manner so as to avoid a merger of the interests of lessor and lessee in such Qualified Ground Lease, unless consent to such merger is granted by Agent.

               (m) Notwithstanding anything to the contrary contained in this Agreement with respect to the Qualified Ground Leases:

                    (i) The  lien of the  related  Mortgage  attaches  to all of
               Borrower's rights and remedies at any time arising under or pursuant to Subsection 365(h) of the Bankruptcy Code, 11 U.S.C. Sections 101 et seq. (the "BANKRUPTCY CODE"), including all of Borrower's rights, as debtor, to remain in possession of the related Mortgaged Property subject to such Qualified Ground Lease.

                    (ii) Borrower or an Additional  Guarantor shall not, without
               Agent's written consent, elect to treat any Qualified Ground Lease as terminated under subsection 365(h)(1) of the Bankruptcy Code. Any such election made without Agent's prior written consent shall be void.

                    (iii) As security for the Loan,  but subject to the terms of the applicable Leases, Borrower and Additional Guarantor, as applicable, unconditionally assigns, transfers and sets over to Agent for the benefit of the Lenders all of Borrower's and Additional Guarantor's claims and rights to the payment of damages arising from any rejection by the lessor under any Qualified Ground Lease under the Bankruptcy Code. Agent and Borrower and/or Additional Guarantor shall proceed jointly or in the name of Borrower and/or Additional Guarantor in respect of any claim, suit, action or proceeding relating to the rejection of any Qualified Ground Lease, including the right to file and prosecute any proofs of claim, complaints, motions, applications, notices and other documents in any case in respect of lessor under the Bankruptcy Code. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until all of the Loan and other obligations of Borrower to Agent under the Loan Documents shall have been satisfied and discharged in full. Any amounts received by Agent or Borrower or Additional Guarantor as damages arising out of the rejection of any Qualified Ground Lease as aforesaid shall be applied first to all costs and expenses of Agent (including attorneys' fees and costs) incurred in connection with the exercise of any of its rights or remedies under this Section 7.23(m) and then in accordance with the other applicable provisions of this Agreement.

                    (iv) If,  pursuant to  subsection  365(h) of the  Bankruptcy
               Code, Borrower or any Additional Guarantor seeks to offset, against the rent reserved in any Qualified Ground Lease, the amount of any damages caused by the nonperformance by the lessor of any of its obligations thereunder after the rejection by lessor of any Qualified Ground Lease under the Bankruptcy Code, then Borrower or Additional Guarantor shall not effect any offset of the amounts so objected to by Agent. If Agent has failed to object as aforesaid within ten (10) days after notice from Borrower of any such offset, Borrower may proceed to offset the amounts set forth in such notice.

                    (v) If any  action,  proceeding,  motion or notice  shall be commenced or filed in respect of any lessor of all or any part of the leasehold property in connection with any case under the Bankruptcy Code, Agent and Borrower and Additional Guarantor shall cooperatively conduct and control any such litigation with counsel agreed upon between Borrower and Agent in connection with such litigation. Borrower shall, upon demand, pay to Agent all costs and expenses (including reasonable attorneys' fees and costs) actually paid or actually incurred by Agent in connection with the cooperative prosecution or conduct of any such proceedings. All such costs and expenses shall be secured by the lien of the Mortgages and other Loan Documents.

                    (vi) Borrower or Additional Guarantor shall promptly,  after obtaining knowledge of such filing notify Agent orally of any filing, by or against any lessor under a Qualified Ground Lease of a petition under the Bankruptcy Code. Borrower shall thereafter promptly give written notice of such filing to Agent, setting forth any information available to Borrower as to the date of such filing, the court in which such petition was filed, and the relief sought in such filing. Borrower shall promptly deliver to Agent any and all notices, summonses, pleadings, applications and other documents received by Borrower in connection with any such petition and any proceedings relating to such petition.

               (n) In addition to those events otherwise set forth in this Agreement, the occurrence of any of the following events shall, at Agent's option, constitute an Event of Default, and, upon the occurrence of an Event of Default, Agent shall have all of the rights and remedies available to it under this Agreement and the other Loan Documents;

                    (i) A breach or default by Borrower, any Additional Guarantor or its Subsidiaries under any condition or obligation contained in any Qualified Ground Lease for which such Borrower, Additional Guarantor or Subsidiary is required to receive notice, that is not cured within any applicable cure period provided therein or an action to terminate the Ground lease has been commenced by the Ground lessor;

                    (ii) A breach or default by Borrower, any Additional Guarantor or its Subsidiaries of any payment obligation contained in any Qualified Ground Lease, provided however, that if notice is required with respect to same, then notice shall have been given and such default not cured within such applicable time period, or any action to terminate the Ground lease has been commenced by the Ground lessor

                    (ii) The occurrence of any event or condition that gives the lessor under any Qualified Ground Lease a right to terminate or cancel such Qualified Ground Lease unless cured by Borrower; or

                    (iii) Borrower's or Additional Guarantor's failure to permit
               Agent and/or its representatives at all reasonable times upon reasonable prior written notice, but subject to the applicable Qualified Ground Lease and Qualified Lease respective terms, to make investigation or examination concerning Borrower's or Additional Guarantor's performance and observance of the terms, covenants and conditions of any Qualified Ground Lease.

               (o) Borrower or any applicable Additional Guarantor shall not, without Agent's written consent, fail to exercise to exercise any option or right to renew or extend the term of any Qualified Ground Lease at least six (6) months prior to the date of termination of any such option or right, and shall give immediate written notice to Agent and shall execute, acknowledge, deliver and record any document requested by Agent to evidence the lien of the applicable Mortgage on such extended or renewed lease term; provided, however, Borrower or any applicable Additional Guarantor shall not be required to exercise any particular such option or right to renew or extend to the extent Borrower or any applicable Additional Guarantor shall have received the prior written consent of Agent (which consent may be withheld by Agent in its sole and absolute discretion) allowing Borrower or any applicable Additional Guarantor to forego exercising such option or right to renew or extend. If Borrower or any applicable Additional Guarantor shall fail to exercise any such option or right as aforesaid, Agent may exercise the option or right as Borrower's or Additional Guarantor's agent and attorney-in-fact as provided above in Agent's own name or in the name of and on behalf of a nominee of Agent, as Agent may determine in the exercise of its sole and absolute discretion.

               (p) Upon the request of Agent, Borrower shall deposit with Agent a copy of each fully executed Qualified Ground Lease certified by Borrower or applicable Additional Guarantor as true and correct, as further security to Agent, until all of the obligations are fully paid and performed.

               (q) Borrower or any applicable Additional Guarantor shall not waive, excuse, condone or in any way release or discharge the lessor under any Qualified Ground Lease of or from such lessor's material obligations, covenant and/or conditions under such Qualified Ground Lease without the prior written consent of Agent.

               (r) To the best of Borrower's knowledge, as of the Closing Date, there has been no event which would materially alter information contained in those ground lessor estoppels delivered by Borrower to Agent with respect to the Qualified Ground Leases prior to the date hereof.

ss.8. NEGATIVE COVENANTS.

     The Borrower and Additional Guarantors (and Guarantor, as applicable) covenants and agrees that, so long as any Obligations, Loan, Note or Letter of Credit is outstanding or any of the Lenders has any obligation to make any Loans or issue any Letters of Credit:

          ss.8.1 RESTRICTIONS ON INDEBTEDNESS.

               A. BORROWER. Neither the Borrower nor any Additional Guarantors will create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

                    (a) Indebtedness to the Lenders and the Agent arising under any of the Loan Documents;

                    (b) current liabilities of the Borrower,  and the Additional
               Guarantors or its Subsidiaries incurred in the ordinary course of business but not incurred through (i) the borrowing of money, or
               (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

                    (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of ss.7.8;

                    (d) Indebtedness in respect of judgments only to the extent, for the period and for an amount not resulting in a Default;

                    (e) endorsements for collection,  deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business; and

                    (f) a limited  guaranty  of the Bridge  Loan (as  defined in
               ss.9.8 herein), secured by the AMC Properties, PROVIDED HOWEVER that recourse of RBC and Chase (as each is defined in ss.9.8) to Pershing under such limited guaranty be limited in the aggregate to Pershing's interest in the AMC Properties up to the fair market value thereof, only.

               B. GUARANTOR. The Guarantor shall not without the prior written consent of the Required Lenders create, incur, assume, guarantee or be or remain liable, contingently or otherwise with respect to any Indebtedness on a recourse basis, except: (a) with respect to the Facility; (b) limited secured recourse Indebtedness not in violation of ss.9.8 of this Agreement; (c) approximately $17 million (Canadian dollars) in Letters of Credit which Letters of Credit shall within one-hundred twenty (120) days from the date of this Agreement, be either retired or otherwise collateralized in a manner satisfactory to the Agent; (d) Indebtedness whose recourse is solely for so-called "bad boy" acts, including without limitation, (i) failure to account for a tenant's security deposits, if any, for rent or any other payment collected by a borrower from a tenant under the lease, all in accordance with the provisions of any applicable loan documents; (ii) fraud or a material misrepresentation made by a borrower, guarantor, or the holders of beneficial or ownership interests in such borrower, in connection with the financing evidenced by the applicable loan documents;(iii) any attempt by a borrower or guarantor to divert or otherwise cause to be diverted any amounts payable to the applicable lender in accordance with the applicable loan documents; (iv) the misappropriation or misapplication of any insurance proceeds or condemnation awards relating to the mortgaged property; (v) voluntary bankruptcy by a borrower or guarantor; and (vi) any environmental matter(s) affecting any mortgaged property which is introduced or caused by a borrower or guarantor or any holder of a beneficial or ownership interest in a borrower.

          ss.8.2 RESTRICTIONS ON LIENS, ETC. The Borrower will not (a) create or incur or suffer to be created or incurred or to exist any lien, security title, encumbrance, mortgage, pledge, negative pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of its property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over any of its general creditors;  (e) sell,  assign,  pledge or otherwise  transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse (provided that this clause (e) shall not prohibit a true sale of a land option or development agreement); or (f) incur or maintain any obligation to any holder of Indebtedness of Borrower which prohibits the creation or maintenance of any lien securing the Obligations (collectively, "LIENS"); PROVIDED that the Borrower may create or incur or suffer to be created or incurred or to exist:

               (i) Liens on properties to secure taxes, assessments and other governmental charges or claims for labor, material or supplies in respect of obligations not then delinquent or being contested in good faith;

               (ii) deposits or pledges made in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pensions or other social security obligations;

               (iii) Liens on assets other than the Collateral, the Mortgaged Property or any interest therein (including the rents, issues and profits therefrom) in respect of judgments, awards or Indebtedness which is permitted by ss.8.1A;

               (iv) encumbrances on the Mortgaged Properties permitted under the applicable Lease or consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower, the Guarantors or any such Subsidiary is a party, purchase money security interests and other liens or encumbrances, which do not individually or in the aggregate have a materially adverse effect on the business of the Borrower on a consolidated basis;

               (v) liens in favor of the Agent and the Lenders under the Loan Documents to secure the Obligations; and

               (vi) liens and encumbrances on a Mortgaged Property expressly permitted hereunder or under the terms of the Mortgage relating thereto.

          ss.8.3 RESTRICTIONS ON INVESTMENTS. The Borrower will not make or permit to exist or to remain outstanding any Investment except Investments in:

               (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower or any such Subsidiary;

               (b)  marketable  direct  obligations  of any  of  the  following:
          Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Banks, Export-Import Bank of the United States, Federal Land Banks, or any other agency or bank of the United States of America;

               (c) demand deposits, certificates of deposit, bankers acceptances and time deposits of any of the Lenders or any United States banks having total assets in excess of $100,000,000; PROVIDED, HOWEVER, that the aggregate amount at any time so invested with any single bank having total assets of less than $1,000,000,000 will not exceed $1,000,000;

               (d) securities commonly known as "commercial paper" issued by any Lender, or by a corporation organized and existing under the laws of the United States of America or any State which at the time of purchase are rated by Moody's Investors Service, Inc. or by Standard & Poor's Corporation at not less than "P 1" if then rated by Moody's Investors Service, Inc., and not less than "A 1", if then rated by Standard & Poor's Corporation;

               (e) mortgage-backed securities guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other mortgage-backed bonds which at the time of purchase are rated by Moody's Investors Service, Inc. or by Standard & Poor's Corporation at not less than "AA" if then rated by Moody's Investors Service, Inc. and not less than "AA" if then rated by Standard & Poor's Corporation;

               (f) repurchase agreements having a term not greater than 180 days and fully secured by securities described in the foregoing subsections
          (a), (b) or (e) with the Lenders, banks described in the foregoing subsection (c) or financial institutions or other corporations having total assets in excess of $500,000,000;

               (g) shares of so-called "money market funds" registered with the Securities and Exchange Commission under the Investment Company Act of 1940 which maintain a level per-share value, invest principally in investments described in the foregoing subsections (a) through (f) and have total assets in excess of $50,000,000;

               (h) subject to ss.9, options, easements, licenses, fee interests and leasehold interests and similar interests in Real Estate utilized or to be utilized principally for Megaplex Movie Theatre or Entertainment-Related Retail Improvements purposes or a related purpose, including earnest money deposits relating thereto and transaction costs;

               (i) subject to the terms of this Agreement, Investments in Subsidiaries of Borrower existing as of the date hereof, and Investments in new wholly-owned Subsidiaries of Borrower created after the date of this Agreement;

               (j) deposits required by government agencies or public utilities;

          ss.8.4 MERGER, CONSOLIDATION.

               (a) The Borrower will not become a party to any dissolution, liquidation or disposition of all or substantially all of Borrower's assets or business, a merger, reorganization, consolidation or other business combination or agree to effect any asset acquisition, stock acquisition or other acquisition individually or in a series of transactions which may have a similar effect as any of the foregoing, in each case without the prior written consent of the Required Lenders, except for (i) the merger or consolidation of Borrower with another Subsidiary of EPR or any Guarantor, and (ii) the merger or consolidation of Borrower where the

          Borrower is the sole surviving entity provided however that any such merger or consolidation does not violate Borrower's status as a Special Purpose Entity.

               (b) EPR will not become a party to any dissolution, liquidation or disposition of all or substantially all of EPR's assets or business, a merger, reorganization, consolidation or other business combination or agree to effect any asset acquisition, stock acquisition or other acquisition individually or in a series of transactions which may have a similar effect as any of the foregoing, in each case without the prior written consent of Required Lenders, except for (i) the merger or consolidation of EPR with one of its Subsidiaries, provided that such Subsidiary is other than the Borrower
          (ii) the merger or consolidation of EPR where EPR is the sole surviving entity provided however that any such merger or consolidation does not violate EPR's status as a REIT, (iii) any acquisitions or investments; or (iv) any merger where EPR is the surviving entity such that a majority of the seats of the Board of Directors of the newly constituted entity are held by directors of EPR serving as such prior to the time of such merger, or EPR otherwise maintains a controlling interest therein, PROVIDED FURTHER that such exceptions do not otherwise create any Default or Event of Default hereunder.

          ss.8.5 INTENTIONALLY DELETED.

          ss.8.6 COMPLIANCE WITH ENVIRONMENTAL LAWS. Neither the Borrower nor EPR shall do nor shall EPR permit any of its Subsidiaries or any other Person to, do any of the following: (a) use any of the Real Estate or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Substances, except for small quantities of Hazardous Substances used in the ordinary course of business and in material compliance with all applicable Environmental Laws, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances except in full compliance with Environmental Laws, (c) generate any Hazardous Substances on any of the Real Estate except in full compliance with Environmental Laws, (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a Release of Hazardous Substances on, upon or into the Real Estate or any surrounding properties or any threatened Release of Hazardous Substances which might give rise to liability under CERCLA or any other Environmental Law, or (e) directly or indirectly transport or arrange for the transport of any Hazardous Substances (except in compliance with all Environmental Laws).

          The Borrower and EPR shall, and shall cause EPR's Subsidiaries to:

               (i) in the event of any material change in Environmental Laws governing the assessment, release or removal of Hazardous Substances, take all reasonable action (including, without limitation, the conducting of engineering tests at the sole expense of the Borrower) to confirm, if required by such change in Environmental Laws that no Hazardous Substances are or ever were Released or disposed of by Borrower, any Guarantor per its Subsidiary, or to the best knowledge of Borrower or any Guarantor, any Tenant, on the Mortgaged Properties in violation of applicable Environmental Laws; and

               (ii) if any Release or disposal of Hazardous Substances which any Person may be legally obligated to contain, correct or otherwise remediate or which may otherwise expose it to liability shall occur or shall have occurred on the Real Estate (including without limitation any such Release or disposal occurring prior to the acquisition or leasing of such Real Estate by the Borrower or any such Subsidiary), the Borrower shall, after obtaining knowledge thereof, cause the prompt containment and removal of such Hazardous Substances and remediation of the Real Estate in full compliance with all applicable laws and regulations; PROVIDED, that each of the Borrower and its Subsidiaries shall be deemed to be in compliance with Environmental Laws for the purpose of this clause (ii) so long as it or a Tenant is taking reasonable action to remediate or manage any event of noncompliance to the reasonable satisfaction of the Agent and no action shall have been commenced by any enforcement agency. The
          Agent may engage its own Environmental Engineer to review the environmental assessments and the compliance with the covenants contained herein. Notwithstanding the foregoing, if any Release or disposal of Hazardous Substances shall occur or shall have occurred on the Real Estate (except any such Release or disposal occurring prior to the acquisition or leasing of such Real Estate by the Borrower or any Guarantor and disclosed in an environmental assessment delivered to the Agent and the Lenders prior to the inclusion of such Real
          Estate in the Collateral) and such Real Estate is a Mortgaged Property, the Agent shall have the right to require that the Borrower provide to the Agent a substitute Mortgaged Property which is Eligible Real Estate within ninety (90) days of demand by the Agent in accordance with ss.5.3 or obtain the release of such Mortgaged Property pursuant to ss.5.4.

               At any time after an Event of Default shall have occurred hereunder, or, whether or not an Event of Default shall have occurred, at any time that the Agent or the Required Lenders shall have reasonable grounds to believe that a Release or threatened Release of Hazardous Substances which any Person may be legally obligated to contain, correct or otherwise remediate or which otherwise may expose such Person to liability may have occurred, relating to any Mortgaged Property, or that any of the Mortgaged Property is not in compliance with Environmental Laws to the extent required by the Loan Documents, the Agent may at its election (and will at the request of the Required Lenders) obtain such environmental assessments of such Mortgaged Property prepared by an Environmental Engineer as may be necessary or advisable for the purpose of evaluating or confirming (i) whether any Hazardous Substances are present in the soil or water at or adjacent to such Mortgaged Property and (ii) whether the use and operation of such Mortgaged Property comply with all Environmental Laws to the extent required by the Loan Documents. Environmental assessments may include detailed visual inspections of such Mortgaged Property including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, as well as such other investigations or analyses as are reasonably necessary or appropriate for a complete determination of the compliance of such Mortgaged Property and the use and operation thereof with all applicable Environmental Laws. All such environmental assessments shall be at the sole cost and expense of the Borrower, and shall be conducted to the extent reasonably practicable to minimize disruption to the conduct of business at such Mortgaged Property.

          ss.8.7 DISTRIBUTIONS. EPR will not make any Distributions which would violate any of the following covenants:

               (a) EPR will not pay any Distribution to its shareholders the amount of which, when added to the amount of all other Distributions paid by it in the same fiscal quarter and the three immediately preceding fiscal quarters, would exceed ninety percent (90%) of its FFO for such period; provided that EPR shall be permitted to pay an amount in excess of such limit if necessary to permit EPR to maintain its REIT Status, as evidenced by a certification of the chief financial officer of EPR containing calculations in reasonable detail reasonably satisfactory in form and substance to the Agent. Notwithstanding the foregoing, EPR may, subject to the limitations set forth in this Agreement (including specifically, but without limitation, those contained in ss.8.7(b)) make Distributions (which shall not be included in the ninety percent (90%) FFO test set forth in the preceding sentence) in order to enable EPR to repurchase common shares of EPR and the right to redeem those Series A preferred shares in accordance with their terms so long as
          (i) any such repurchase or redemption is made in EPR's prudent business judgment, (ii) no Event of Default shall have occurred and be continuing on the date of any such repurchase or redemption and (iii) no Event of Default shall occur as a result of any such repurchase or redemption;

               (b) In the event that an Event of Default shall have occurred and be continuing, EPR shall not make any Distributions other than the minimum Distributions required under the Code to maintain the REIT Status of EPR, as evidenced by a certification of the chief financial officer of EPR containing calculations in reasonable detail reasonably satisfactory in form and substance to the Agent; provided, however, that EPR shall not be entitled to make any Distribution in connection with the repurchase of common stock of Borrower at any time after an Event of Default shall have occurred and be continuing; and

               (c) In the event that an Event of Default shall have occurred and be continuing and the maturity of the Obligations has been accelerated, EPR shall not make any Distributions whatsoever, either directly or indirectly.

          ss.8.8 ASSET SALES. Neither the Borrower, nor any Guarantor will sell, transfer or otherwise dispose of any Mortgaged Property other than for fair market value, and as otherwise set forth herein.

          ss.8.9 DEVELOPMENT ACTIVITY. The Borrower will not engage, directly or indirectly (including through any Affiliate in which the Borrower has an ownership interest or through other Investments), in the development of properties without the prior written consent of the Required Lenders in their sole discretion. Notwithstanding anything to the contrary contained herein, the Borrower may engage in the development of any real properties intended to become Mortgaged Property (the "DEVELOPMENT PROPERTY," or collectively, "DEVELOPMENT PROPERTIES") PROVIDED THAT Borrower shall not exceed a maximum aggregate outstanding amount of $25,000,000.00 in contractual liability with respect to such Development Property, without the prior written consent of the Required Lenders in their sole discretion. Upon acquisition of any Development Property, Borrower shall grant to Agent for the benefit of the Lenders a Mortgage therefor (the "DEVELOPMENT MORTGAGE") and shall deliver to Agent all other required documentation hereunder for Mortgaged Property, for each such Development Property and Borrower shall thereafter work diligently to qualify said Development Property as Eligible Real Estate.

          ss.8.10 RESTRICTION ON PREPAYMENT OF INDEBTEDNESS. The Borrower will not, (a) prepay, redeem, defease, purchase or otherwise retire the principal amount, in whole or in part, of any Indebtedness other than the Obligations and the Hedge Obligations after the occurrence of any Event of Default, or (b) modify any document evidencing any Indebtedness (other than the

     Obligations) to accelerate the maturity date of such Indebtedness; PROVIDED, that this ss.8.10 shall not prohibit (x) the prepayment of Indebtedness which is financed solely from the proceeds of a new loan which would otherwise be permitted by the terms of ss.8.1; (y) the prepayment of Indebtedness secured by Real Estate which is satisfied solely from the proceeds of a sale of the Real Estate securing such Indebtedness and (z) prepayment or defeasances permitted under other credit facilities.

          ss.8.11 ZONING AND CONTRACT CHANGES AND COMPLIANCE. Neither the Borrower nor any Guarantor shall initiate or consent to any zoning reclassification of any of its Mortgaged Property or seek any variance under any existing zoning ordinance or use or permit the use of any Mortgaged Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation. Neither the Borrower nor any Guarantor shall initiate any change in any laws, requirements of governmental authorities or obligations created by private contracts and Leases which now or hereafter may materially adversely affect the ownership, occupancy, use or operation of any Mortgaged Property.

          ss.8.12 DERIVATIVE OBLIGATIONS. The Borrower shall not contract, create, incur, assume or suffer to exist any Derivative Obligations without the prior written consent of the Required Lenders in their sole discretion.

          ss.8.13 SUBSIDIARY GUARANTEES AND PLEDGES. Any Subsidiaries of EPR which as of the date of this Agreement, do not guaranty any Indebtedness or have not granted any pledge of stock or other equity interests to secure any Indebtedness, are hereby prohibited from doing so, provided however, that any such Subsidiary may provide a guaranty of the Obligations, and PROVIDED FURTHER that any such Subsidiary may (i) incur Indebtedness with respect to acquisitions and/or refinancings or financings by such Subsidiary of Real Estate directly owned by such Subsidiary; (ii) incur Indebtedness with respect to acquisitions, financings and/or refinancings by one or more Subsidiaries in a related transaction, which is funded by a common lender, and is secured by mortgages on the Real Estate directly owned by each of such Subsidiaries, and from which Indebtedness, each of such Subsidiaries receives a benefit; and (iii) pledge its stock or other equity interests in a borrower or owner of Real Estate, to secure any Indebtedness that is also secured by a mortgage by such borrower or owner, granted pursuant to this Section 8.13(i) or (ii) hereinabove.

          ss.8.14 ORGANIZATIONAL DOCUMENT AMENDMENTS. Borrower shall not make any amendment to its organizational documents, including without limitation, its operating agreement, by-laws, articles or organization, articles or incorporation, or the like without the consent of the Agent and the Required Lenders, but in no event shall Borrower make any amendments to any organizational documents which may have a Material Adverse Effect on the Collateral hereunder or Borrower ability to perform its Obligations hereunder. Guarantor shall not make any amendment to its organizational documents in any manner which would have a Material Adverse Effect on the Collateral hereunder or on its or Borrower's ability to perform any Obligations hereunder.

ss.9. FINANCIAL COVENANTS.

     At all times, the Borrower and EPR covenant and agree that, so long as any Obligations, Loan, Note, or Letter of Credit is outstanding or any Lender has any obligation to make any Loans or issue any Letters of Credit, they shall at all times be in compliance with the following financial covenants. ss.9.2 through ss.9.6 anD ss.9.8 and ss.9.9 shall be tested as of the end of each quarter, based upon the results for that particular quarteR then ended. ss.9.1 and ss.9.7 shall be tested as of the end of each quarter, based upon the results for the trailinG four quarters then ended and ss.9.1 shall also be tested on and as of the date of each new Loan hereunder.

          ss.9.1 BORROWING BASE. The outstanding principal balance of the Loans including the Letters of Credit Outstanding shall at all times not be greater than and shall at all times be in compliance with the Borrowing Base.

          ss.9.2 DEBT SERVICE COVERAGE RATIO. Calculated on a Consolidated basis with respect to EPR, the ratio of Adjusted EBITDA to Debt Service shall not be less than 1.75:1.00.

          ss.9.3 TOTAL DEBT TO TOTAL ASSET VALUE. Calculated on a Consolidated basis with respect to EPR, at any time the ratio of Total Debt to Total Asset Value shall not exceed 60%.

          ss.9.4 MAXIMUM PERMITTED INVESTMENTS. Calculated on a Consolidated basis with respect to EPR, at any time the ratio of: (A) Investments in notes, mortgages and unimproved real estate (including cost of land under development), in the aggregate, to Total Asset Value shall not exceed 10%;
     (B) Investments in construction (total budgeted cost, excluding cost of land) to Total Asset Value shall not exceed 15%; (C) Investments in unconsolidated subsidiaries to Total Asset Value, shall not exceed 10%; and
     (D) Investments in the aggregate of (A) through (C) to Total Asset Value shall not exceed 25%.

          ss.9.5 TANGIBLE NET WORTH. The Consolidated Tangible Net Worth will not at any time be less than the sum of (a) $360,000,000.00 plus (b) seventy-five percent (75%) of the aggregate net proceeds received by EPR and its Subsidiaries on a Consolidated basis in connection with any Equity Offering subsequent to December 30, 2003.

          ss.9.6 INTEREST RATE PROTECTION. With regard to EPR, the ratio of Unhedged Variable Rate Debt to Total Asset Value shall not exceed twenty-five percent (25%).

          ss.9.7 MAXIMUM DISTRIBUTIONS. The ratio of Distributions of FFO to FFO shall not exceed ninety percent (90%), measured on a rolling four-quarter basis, provided however, as long as there is no Default or Event of Default and none of the Loans has been accelerated, EPR shall not be prohibited from making Distributions that are necessary to maintain REIT Status (measured on a rolling four quarter basis).

          ss. 9.8 MAXIMUM SECURED RECOURSE DEBT TO TOTAL ASSET VALUE. Secured Indebtedness (other than the subject Facility) that is recourse to the Guarantor, to Total Asset Value shall not exceed 15%; additionally, the amount of each such loan shall not at the time of origination, exceed 65% of the property securing such loan. For purposes of calculating amounts under this covenant, valuation of property shall: (i) in the case of existing properties, be based upon such property's net operating income (calculated in accordance with GAAP), capped at 11%, (ii) in the case of properties under construction, based upon such property's cost. Notwithstanding the foregoing financial tests set forth in this ss.9.8, that certain bridge loan dated as of in  the  amount of $65  million  from  Royal Bank of Canada
     ----------------
     ("RBC") and JPMorgan Chase ("CHASE") (the "BRIDGE LOAN") to Guarantor, shall be deemed to be a secured recourse loan compliant with this ss. 9.8.

          ss.  9.9  MINIMUM  FIXED  CHARGE  COVERAGE  RATIO.   Calculated  on  a
     Consolidated basis with respect to EPR, at any time, the ratio of Adjusted EBTIDA to Fixed Charges shall not be less than 1.65 to 1.00.

ss.10. CLOSING CONDITIONS.

     The obligation of the Lenders to establish the Facility and make the Loans or issue Letters of Credit from time to time hereunder shall be subject to the satisfaction of each of the following conditions precedent:

          ss.10.1 LOAN DOCUMENTS. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto and shall be in full force and effect. The Agent shall have received a fully executed counterpart of each such document, except that each Lender shall have received the fully executed original of its Note.

          ss.10.2 CERTIFIED COPIES OF ORGANIZATIONAL DOCUMENTS. The Agent shall have received from the Borrower and each Guarantor a copy, certified as of a recent date by the appropriate officer of each State in which such Person is organized or in which the Mortgaged Properties are located and a duly authorized officer or partner of such Person, as applicable, to be true and complete, of the partnership agreement or corporate charter of the Borrower and such Guarantor, as applicable, or its qualification to do business, as applicable, as in effect on such date of certification.

          ss.10.3 RESOLUTIONS. All action on the part of the Borrower and each applicable Guarantor, as applicable, necessary for the valid execution, delivery and performance by such Person of this Agreement and the other Loan Documents to which such Person is or is to become a party shall have been duly and effectively taken, and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

          ss.10.4 INCUMBENCY CERTIFICATE; AUTHORIZED SIGNERS. The Agent shall have received from Borrower and each applicable corporate Guarantor an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Person and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of such Person, each of the Loan Documents to which such Person is or is to become a party.

          ss.10.5 OPINION OF COUNSEL. The Agent shall have received such opinions addressed to the Lenders and the Agent and dated as of the Closing Date from counsel to the Borrower and each Guarantor addressing such matters as reasonably requested by Agent in form and substance reasonably satisfactory to the Agent, including an enforceability and due authority opinion with respect to Borrower and any Guarantors.

          ss.10.6 PAYMENT OF FEES. The Borrower shall have paid to the Agent the fees payable pursuant to ss.4.2.

          ss.10.7 INSURANCE. The Agent shall have received duplicate originals or certified copies of all certificates of insurance required by this Agreement.

          ss.10.8 PERFORMANCE; NO DEFAULT. Borrower and the applicable Guarantors shall have performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it on or prior to the Closing Date, and on the Closing Date there shall exist no Default or Event of Default.

          ss.10.9 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Borrower and the Guarantors in the Loan Documents or otherwise made by or on behalf of the Borrower, the Guarantors and its Subsidiaries in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the Closing Date.

          ss.10.10 PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory to the Agent and the Agent's counsel in form and substance, and the Agent shall have received all information and such counterpart originals or certified copies of such documents and such other certificates, opinions, assurances, consents, approvals or documents as the Agent and the Agent's counsel may reasonably require.

          ss.10.11 ELIGIBLE REAL ESTATE QUALIFICATION DOCUMENTS. The Eligible Real Estate Qualification Documents for each Mortgaged Property included in the Collateral as of the Closing Date shall have been delivered to the Agent at the Borrower's expense and shall be in form and substance satisfactory to the Agent.

          ss.10.12 COMPLIANCE CERTIFICATE. The Agent shall have received a Compliance Certificate dated as of the date of the Closing Date demonstrating compliance with each of the covenants calculated therein as of the most recent fiscal quarter for which Borrower has provided financial statements under ss.6.4 adjusted in the best good faith estimate of Borrower as of the Closing Date.

          ss.10.13 INTENTIONALLY DELETED.

          ss.10.14 ENDORSEMENTS TO TITLE POLICY. The Agent shall have received Title Policies with all premiums paid thereon, evidencing good and clear record and marketable title for each of the Mortgaged Properties as of the Closing Date with all required endorsements issued and attached and all standard exceptions deleted, insuring Agent's valid first priority lien on the Mortgaged Properties subject only to Permitted Encumbrances accepted by Agent.

          ss.10.15 STOCKHOLDER AND PARTNER CONSENTS. The Agent shall have received evidence reasonably satisfactory to the Agent that all necessary stockholder, partner, member or other consents required in connection with the consummation of the transactions contemplated by this Agreement and the other Loan Documents have been obtained.

          ss.10.16 INTENTIONALLY DELETED.

          ss.10.17. ESTOPPELS. The Agent shall have received estoppel letters from all Tenants whose leases exceed the Megaplex Threshold and the Entertainment Retail Threshold, as well as from any ground lessors with respect to the Mortgaged Properties, all in form and substance satisfactory to Agent and consistent with the terms of the applicable Leases or Ground Leases.

          ss.10.18 SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENTS. The Agent shall have received Subordination, Non-Disturbance and Attornment Agreements from all Tenants whose leases exceed the Megaplex Threshold and the Entertainment Retail Threshold and ground lessors with respect to the Mortgaged Properties, in form and substance satisfactory to Lender and consistent with the terms of the applicable Leases or Ground Leases.

          ss.10.19 CERTIFICATES OF OCCUPANCY. The Agent shall have received copies of certificates of occupancy (certified by a financial officer of the Borrower) covering each of the Mortgaged Properties.

          ss.10.20 ENVIRONMENTAL REPORTS, ENGINEERING REPORTS, APPRAISAL REPORTS AND STRUCTURAL REPORTS. The Agent shall have received from Borrower, a Phase I Environmental Report (and Phase II, if recommended by the Phase I report), engineering reports, appraisal reports and structural reports with respect to each of the Mortgaged Properties, in form and content satisfactory to Agent.

          ss.10.21 ZONING. With respect to each Mortgaged Property, Agent shall have received at Agent's option, either (i) (A) letters or other evidence with respect to each of the Mortgaged Properties from the appropriate municipal authorities (or other persons) concerning applicable zoning and building laws, or (B) an ALTA 3.1 zoning endorsement for the applicable title insurance policy or (ii) a zoning opinion letter, in each case, in substance reasonably satisfactory to Agent.

          ss.10.22 GUARANTY. The Agent shall have received a fully executed Guaranty from EPR in form and substance acceptable to Lender in its sole discretion.

          ss.10.23 OTHER. The Agent shall have reviewed such other documents, instruments, certificates, opinions, assurances, consents and approvals as the Agent or the Agent's counsel may reasonably have requested.

ss.11. CONDITIONS TO ALL BORROWINGS.

     The obligations of the Lenders to make any Loan or issue any Letter of Credit, whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

          ss.11.1PRIOR CONDITIONS SATISFIED. All conditions set forth in ss.10 shall continue to be satisfied as oF the date upon which any Loan is to be made or any Letter of Credit is to be issued.

          ss.11.2 REPRESENTATIONS TRUE; NO DEFAULT. With the exception of Third Party Information, each of the representations and warranties made by or on behalf of the Borrower, the Guarantors or any of its Subsidiaries contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true in all material respects both as of the date as of which they were made and shall also be true in all material respects as of the time of the making of such Loan with the same effect as if made at and as of that time, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date, other than that made as of the closing date shall be required to be true and correct only as of such specified date), and no Default or Event of Default shall have occurred and be continuing.

          ss.11.3 NO LEGAL IMPEDIMENT. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan or issue such Letter of Credit.

          ss.11.4 GOVERNMENTAL REGULATION. Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System in connection with any Loan.

          ss.11.5 PROCEEDINGS AND DOCUMENTS. All proceedings in connection with such Loan or Letter of Credit shall be reasonably satisfactory in substance and in form to the Agent, and the Agent's counsel in form and substance and the Agent shall have received all information and such counterpart originals or certified or other copies of such documents and such other certificates, opinions, assurances, consents, approvals or documents as the Agent and the Agent's counsel may reasonably require.

          ss.11.6 BORROWING DOCUMENTS. The Agent shall have received as of the date of each Loan Advance, a fully completed Loan Request for such Loan and the other documents and information (including, without limitation, a Borrowing Base Certificate and a Compliance Certificate) as required by ss.2.7, or a fully completed Letter of Credit Request required by ss.2.10 in the form of EXHIBIT I hereto fully completed, as applicable.

          ss.11.7 ENDORSEMENT TO TITLE POLICY. At such times as Agent shall determine in its discretion, to the extent available under applicable law, a "date down" endorsement to each Title Policy indicating no change in the state of title and containing no survey exceptions not approved by the Agent, which endorsement shall, expressly or by virtue of a proper "revolving credit" clause or endorsement in each Title Policy, increase the coverage of each Title Policy to the aggregate amount of all Loans advanced and outstanding and Letters of Credit issued and outstanding on or before the effective date of such endorsement (provided that the amount of coverage under an individual Title Policy for an individual Mortgaged Property need not equal the aggregate amount of all Loans), or if such endorsement is not available, such other evidence and assurances as the Agent may reasonably require (which evidence may include, without limitation, an affidavit from the Borrower stating that there have been no changes in title from the date of the last effective date of the Title Policy). Notwithstanding anything to the contrary contained herein, no "date down" endorsement shall be necessary where the appropriate "revolving credit" clause or endorsement to the Title Policy does not require the performance of a date-down certification to ensure Lenders' priority lien for future advances of the Loans.

          ss.11.8 FUTURE ADVANCES TAX PAYMENT. As a condition precedent to any Lender's obligations to make any Loans available to the Borrower hereunder, the Borrower will pay to the Agent any mortgage, recording, intangible, documentary stamp or other similar taxes and charges which the Agent reasonably determines to be payable as a result of such Loan to any state or any county or municipality thereof in which any of the Mortgaged Properties are located, and deliver to the Agent such affidavits or other information which the Agent reasonably determines to be necessary in connection with such payment in order to insure that the Mortgages on Mortgaged Property located in such state secure the Borrower's obligation with respect to the Loans then being requested by the Borrower. The provisions of this ss.11.8 shall not limit the Borrower's obligations under other provisions of the Loan Documents, including without limitation ss.15 hereof.

          ss.11.9 ISTAR AND INITIAL FACILITY. As a condition precedent to any Lender's obligations to make any Loans available to the Borrower hereunder, Borrower shall have minimum availability under the Borrowing Base to payoff in full the iStar Loans and to pay down and re-advance the outstanding amount under the Initial Facility. The iStar Loans shall be paid at the funding of the first Advance under this Amended and Restated Agreement.

ss.12. EVENTS OF DEFAULT; ACCELERATION; ETC.

          ss.12.1 EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("EVENTS OF DEFAULT") shall occur:

               (a) the Borrower shall fail to pay any principal of the Loans when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

               (b) the Borrower shall fail to pay any interest on the Loans, any reimbursement obligations with respect to the Letters of Credit or any other sums due hereunder or under any of the other Loan Documents (excluding payments due under ss.12.1(a) above) within five (5) days after the same shall become due and payable, on any fixed date for payment or otherwise, provided however that such grace period shall not be applicable where any interest payment is due at the stated date of maturity or any accelerated date of maturity;

               (c) the Borrower shall fail to comply with the covenants contained in ss.7.5 (a) or ss.9.1 and, with respect tO ss.9.1, such failure shall continue to exist after written notice thereof shall have been given to the Borrower by the Agent and the cure period provided in ss.12.2 shall have ended;

               (d) the Borrower or Guarantor shall fail to comply with any covenant contained in ss.9.2 through ss.9.9 and sucH failure shall continue for thirty (30) days after written notice thereof shall have been given to the Borrower by the Agent;

               (e) any of the Borrower, the Guarantors, or any of its Subsidiaries shall fail to perform any other term, covenant or agreement contained herein or in any of the other Loan Documents which they are required to perform (other than those specified in the other subclauses of this ss.12 or in the other Loan Documents) and shall fail to remedy such failure within thirty (30) days after written notice from Agent;

               (f) any representation or warranty made by or on behalf of the Borrower, the Guarantor, or any of its Subsidiaries in this Agreement or any other Loan Document, or any report, certificate, financial statement, request for a Loan, Letter of Credit Request or in any other document or instrument delivered pursuant to or in connection with this Agreement, any advance of a Loan, the issuance of any Letter of Credit or any of the other Loan Documents other than constituting or based upon Third Party Information on which Borrower, Guarantor or any of its Subsidiaries relied and had no knowledge or reason to believe was untrue in any material respect, shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated; notwithstanding anything to the contrary contained in this provision, the Borrower shall have a period of thirty (30) days to cure any unintentional inaccuracy or misrepresentation .

               (g)  any  of  the  Borrower,  the  Guarantors,   or  any  of  its
          Subsidiaries (i) shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or other Indebtedness, or (ii) shall fail to observe or perform any term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing any obligation for borrowed money or credit received or other Indebtedness for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof; PROVIDED that the events described in this ss.12.1(g) shall not constitute an Event of Default unless such failure to perform,
          together  with  other   failures  to  perform  as  described  in  this
          ss.12.1(g), involve singly or in the aggregate obligations for borrowed money or credit received totaling in excess of $5,000,000.00;

               (h)  any  of  the  Borrower,  the  Guarantors,   or  any  of  its
          Subsidiaries, (i) shall make an assignment for the benefit of creditors, or admit in writing its general inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver for it or any substantial part of its assets,
          (ii) shall commence any case or other proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or (iii) shall take any action to authorize or in furtherance of any of the foregoing;

               (i) a petition or application shall be filed for the appointment of a trustee or other custodian, liquidator or receiver of any of the Borrower, the Guarantors, or any of its Subsidiaries or any substantial part of the assets of any thereof, or a case or other proceeding shall be commenced against any such Person under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, and any such Person shall indicate its written approval thereof, written consent thereto or written acquiescence therein or such petition, application, case or proceeding shall not have been dismissed within sixty (60) days following the filing or commencement thereof;

               (j) a decree or order is entered appointing a trustee, custodian, liquidator or receiver for any of the Borrower, the Guarantors, or any of its Subsidiaries or adjudicating any such Person, bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any such Person in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

               (k) there shall remain in force, undischarged, unsatisfied and unstayed, for more than sixty (60) days, whether or not consecutive, one or more uninsured or unbonded final judgments against any of the Borrower, the Guarantors, or any of its Subsidiaries that, either individually or in the aggregate, exceed $1,000,000;

               (l) any of the Loan Documents shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or the express prior written agreement, consent or approval of the Lenders, or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any of the Borrower or the Guarantors, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination, or issue a judgment, order, decree or ruling, to the effect that any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

               (m) any dissolution, termination, liquidation of all or substantially all of the assets, merger or consolidation of any of the Borrower or any Guarantor shall occur unless Borrower or Guarantor is the surviving entity, or any sale, transfer or other disposition of all or substantially all of the assets, measured either by value or quantity, of any of the Borrower or any Guarantor shall occur, in each case other than as permitted under the terms of this Agreement or the other Loan Documents;

               (n) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Required Lenders shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of any of the Borrower, the Guarantors or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $2,000,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

               (o) Intentionally deleted;

               (p) the Borrower, any Guarantor or any of its Subsidiaries or any Person so connected with any of them shall be indicted for a federal crime, a punishment for which could include the forfeiture of (i) any assets of Borrower, any Guarantor or any of its Subsidiaries which in the good faith judgment of the Required Lenders could have a Material Adverse Effect, or (ii) the Collateral;

               (q) any Guarantor denies that it has any liability or obligation under the Guaranty or any other Loan Document, or shall notify the Agent or any of the Lenders of such Guarantor's intention to attempt to cancel or terminate the Guaranty or any other Loan Document, or shall fail to observe or comply with any term, covenant, condition or agreement under the Guaranty or any other Loan Document beyond any applicable cure period;

               (r) any Change in Control shall occur; or

               (s) an event of default, however defined, under any of the other Loan Documents shall occur;

     then, and in any such event, the Agent may, and upon the request of the Required Lenders shall, by notice in writing to the Borrower terminate the Facility and/or declare all amounts owing with respect to this Agreement, the Notes, the Letters of Credit and the other Loan Documents (including prepayment penalties or yield maintenance fees) to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; PROVIDED that in the event of any Event of Default specified in ss.12.1(h), ss.12.1(i) or ss.12.1(j), ALL such amounts shall become immediately due and payable automatically and without any requirement of presentment, demand, protest or other notice of any kind from any of the Lenders or the Agent. Upon demand by Agent or the Required Lenders in their absolute and sole discretion after the occurrence of an Event of Default, and regardless of whether the conditions precedent in this Agreement for a Revolving Credit Loan have been satisfied, the Lenders will cause a Revolving Credit Loan to be made in the undrawn amount of all Letters of Credit. The proceeds of any such Revolving Credit Loan will be pledged to and held by Agent as security for any amounts that become payable under the Letters of Credit and all other Obligations. In the alternative, if demanded by Agent in its absolute and sole discretion after the occurrence of an Event of Default, Borrower will deposit with and pledge to Agent cash in an amount equal to the amount of all undrawn Letters of Credit. Such amounts will be pledged to and held by Agent for the benefit of the Lenders as security for any amounts that become payable under the Letters of Credit and all other Obligations. Upon any draws under Letters of Credit, at Agent's sole discretion, Agent may apply any such amounts to the repayment of amounts drawn thereunder and upon the expiration of the Letters of Credit any remaining amounts will be applied to the payment of all other Obligations or if there are no outstanding Obligations and Lenders have no further obligation to make Revolving Credit Loans or issue Letters of Credit or if such excess no longer exists, such proceeds deposited by Borrower will be released to Borrower. If at any time the aggregate amount of funds pledged to Agent as collateral for such Letters of Credit shall exceed one hundred percent (100%) of the aggregate face amount of all amounts available to be drawn under such Letters of Credit (including any amounts that may be reinstated thereunder), Agent shall release the amount of such excess deposited by the Borrower to the Borrower.

          Notwithstanding anything to the contrary contained herein, the occurrence of any one of the aforementioned terms or conditions in this ss. 12.1, shall be, prior to the giving of any applicable notice or grace period, and until the same is cured as permitted by this Agreement, a "DEFAULT."

          ss.12.2 LIMITATION OF CURE PERIODS.

               (a) In the event that there shall occur any Default under ss.12.1(c), then within five (5) Business Days after receipt of notice of such Default from the Agent or the Required Lenders, the Borrower or any Additional Guarantor may elect to cure such Default by providing additional Collateral consisting of Potential Collateral, and/or to reduce the outstanding Loans to it, in which event such actions shall be completed within such five (5) Business Day period (or within thirty (30) days following the expiration of the initial five (5) Business Day period in the event that the Borrower intends to provide additional Mortgaged Property). The Borrower's notice of its election pursuant to the preceding sentence shall be delivered to the Agent within the period of five (5) Business Days provided above, and if not so delivered Borrower's cure period shall immediately terminate and such Default shall become an Event of Default. In the event that Borrower elects to add additional Mortgaged Property and fails within the time provided herein, the cure period shall terminate and such Default immediately shall constitute an Event of Default. In the event that the Borrower shall elect under ss.12.2(a) to provide additional Collateral consisting of Potential Collateral, the Real Estate to be added to the Collateral shall be Eligible Real Estate and on or prior to the expiration of the thirty
          (30) day period referred to above each of the Eligible Real Estate Qualification Documents shall have been completed at the Borrower's expense and provided to the Agent for the benefit of the Lenders and all other conditions to the acceptance of such Real Estate as a Mortgaged Property shall have been satisfied.

               (b) In the event that there shall occur any Default that affects only certain Mortgaged Property or the owner(s) thereof (if such owner is a Guarantor), then within five (5) Business Days after receipt of notice of such Default from the Agent or the Required Lenders, the Borrower may elect to cure such Default by electing to remove such Mortgaged Property from the Borrowing Base and reduce the outstanding Loans OR by substituting for such Mortgaged Property additional Collateral consisting of Potential Collateral for the Collateral to which such Default relates (PROVIDED THAT the value of such Collateral Replacement is such that after acceptance thereof, the Borrower is in compliance with the Borrowing Base requirements), in which event such actions shall be completed within five (5) Business Days following the expiration of the initial five (5) Business Day period (or within thirty (30) days following the expiration of the initial five (5) Business Day period in the event that the Borrower intends to provide additional or substitute Mortgaged Property). The Borrower's notice of its election pursuant to the preceding sentence shall be delivered to the Agent within the period of five (5) Business Days provided above, and if not so delivered Borrower's cure period shall immediately terminate and such Default shall become an Event of Default. In the event that Borrower elects to add additional or substitute Mortgaged Property and fails within the time provided herein, the cure period shall terminate and such Default immediately shall constitute an Event of Default. In the event that the Borrower shall elect to cure any Default in any covenant contained in ss.9.2 through ss.9.9, by providing additional Collateral consisting of PotentiaL Collateral, the Real Estate to be added to the Collateral shall be Eligible Real Estate and on or prior to the expiration of the thirty (30) day period referred to above each of the Eligible Real Estate Qualification Documents shall have been completed at the Borrower's expense and provided to the Agent for the benefit of the Lenders and all other conditions in this Agreement to the acceptance of such Real Estate as a Mortgaged Property shall have been satisfied.

          ss.12.3 TERMINATION OF COMMITMENTS. If any one or more Events of Default specified in ss.12.1(h), ss.12.1(i) or ss.12.1(j) shall occur, then immediately and without any action on the part of the Agent or any LendeR any unused portion of the credit hereunder shall terminate and the Lenders shall be relieved of all obligations to make Loans or issue Letters of Credit to the Borrower. If any other Event of Default shall have occurred, the Agent, upon the election of the

     Required Lenders, shall by notice to the Borrower terminate the obligation to make Loans to the Borrower or issue any Letters of Credit. No termination under this ss.12.3 shall relieve the Borrower of its obligations to the Lenders arising under this Agreement or the other Loan Documents.

          ss.12.4 REMEDIES. In case any one or more Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to ss.12.1, the Agent on behalf of the Lenders may, with the consent of the Required Lenders but not otherwise, proceed to protect and enforce their rights and remedies under this Agreement, the Notes and/or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, including to the full extent permitted by applicable law the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents, the obtaining of the EX PARTE appointment of a receiver, and, if any amount shall have become due, by declaration or otherwise, the enforcement of the payment thereof. No remedy herein conferred upon the Agent or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law. If Borrower or any Guarantor fails to perform any agreement or covenant contained in this Agreement or any of the other Loan Documents beyond any applicable period for notice and cure, Agent may itself perform, or cause to be performed, any agreement or covenant of such Person contained in this Agreement or any of the other Loan Documents which such Person shall fail to perform, and the out-of-pocket costs of such performance, together with any reasonable expenses, including reasonable attorneys' fees actually incurred (including attorneys' fees incurred in any appeal) by Agent in connection therewith, shall be payable by Borrower upon demand and shall constitute a part of the Obligations and shall if not paid within five (5) days after demand bear interest at the rate for overdue amounts as set forth in this Agreement. In the event that all or any portion of the Obligations is collected by or through an attorney-at-law, the Borrower shall pay all costs of collection including, but not limited to, reasonable attorney's fees.

          ss.12.5 DISTRIBUTION OF COLLATERAL PROCEEDS. In the event that, following the occurrence and during the continuance of any Event of Default, any monies are received in connection with the enforcement of any of the Security Documents, or otherwise with respect to the realization upon any of the Collateral or other assets of Borrower or the Guarantors, such monies shall be distributed for application as follows:

               (a) First, to the payment of, or (as the case may be) the reimbursement of the Agent for or in respect of, all reasonable costs, expenses, disbursements and losses which shall have been paid, incurred or sustained by the Agent to protect or preserve the Collateral or in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent or the Lenders under this Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent or the Lenders to such monies;

               (b) Second, to all other Obligations (including any interest, expenses or other obligations incurred after the commencement of a bankruptcy) in such order or preference as the Required Lenders shall determine; PROVIDED, that (i) distributions in respect of such other Obligations shall include, on a PARI PASSU basis, the Agent's fee payable pursuant to ss.4.3; (iii) in the event that any Lender shall have wrongfully failed or refused to make an advance under ss.2.5(d), ss.2.7 or ss.2.10(f) and such failure or refusal shall be continuiNG, advances made by other Lenders during the pendency of such failure or refusal shall be entitled to be repaid as to principal and accrued interest in priority to the other Obligations described in this subsection (b), and (iv) except as otherwise provided in clause (ii), Obligations owing to the Lenders with respect to each type of Obligation such as interest, principal, fees and expenses shall be made among the Lenders PRO RATA; and PROVIDED, further that the Required Lenders may in their discretion make proper allowance to take into account any Obligations not then due and payable; and

               (c) Third, to termination payments due with respect to the Hedge Obligations; and

               (d) Fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

SS.13. SETOFF.

          ss.13.1 SET-OFF. Regardless of the adequacy of any Collateral, during the continuance of any Event of Default, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch where such deposits are held) or other sums credited by or due from any Lender to the Borrower or the Guarantors and any securities or other property of the Borrower or the Guarantors in the possession of such Lender may be applied to or set off against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower or the Guarantors to such Lender. Each of the Lenders agrees with each other Lender that if such Lender shall receive from the Borrower or the Guarantors, whether by voluntary payment, exercise of the right of setoff, or otherwise, and shall retain and apply to the payment of the Note or Notes held by such Lender on a pro rata basis with all other Lenders consistent with the Commitment Percentage and such Lender shall make such disposition and arrangements with the other Lenders either by way of distribution, PRO TANTO assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Notes held by it its proportionate payment as contemplated by this Agreement. ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS AND REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

          ss.13.2 ADDITIONAL RIGHTS. The rights of Lenders and each affiliate of Lenders under this Article 13 are in addition to and not in limitation of, other rights and remedies, including other rights of set-off which Lenders may have upon an Event of Default.

SS.14. THE AGENT.

          ss.14.1 AUTHORIZATION. The Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, PROVIDED that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent. The obligations of the Agent hereunder are primarily administrative in nature, and nothing contained in this Agreement or any of the other Loan Documents shall be construed to constitute the Agent as a trustee for any Lender or to create an agency or fiduciary relationship. The Borrower and any other Person shall be entitled to conclusively rely on a statement from the Agent that it has the authority to act for and bind the Lenders pursuant to this Agreement and the other Loan Documents.

          ss.14.2 EMPLOYEES AND AGENTS. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

          ss.14.3 NO LIABILITY. Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent, or employee thereof, shall be liable to any of the Lenders for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, shall be liable for losses due to its willful misconduct or gross negligence.

          ss.14.4 NO REPRESENTATIONS. The Agent shall not be responsible for the execution or validity or enforceability of this Agreement, the Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower, the Guarantors or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any of the other Loan Documents. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower, the Guarantors or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the creditworthiness or financial condition of the Borrower, the Guarantors, or any of its Subsidiaries, or the value of the Collateral or any other assets of the Borrower or the Guarantors. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender, based upon such information and documents as it deems appropriate at the time, continue to make its own credit analysis and decisions in taking or not taking action under this Agreement and the other Loan Documents.

          ss.14.5 PAYMENTS.

               (a) A payment by the Borrower or any Guarantor to the Agent hereunder or under any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. The Agent agrees to distribute to each Lender not later than one Business Day after the Agent's receipt of good funds, determined in accordance with the Agent's customary practices, such Lender's PRO RATA share of payments received by the Agent for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan
          Documents. In the event that the Agent fails to distribute such amounts within one Business Day as provided above, the Agent shall pay interest on such amount at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect.

               (b) If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court. In the event that the Agent shall refrain from making any distribution of any amount received by it as provided in this ss.14.5(b), the Agent shall endeavor to hold such amounts in an interest bearing account and at such time as such amounts may be distributed to the Lenders, the Agent shall distribute to each Lender, based on their respective Commitment Percentages, its pro rata share of the interest or other earnings from such deposited amount.

               (c) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Lender that fails
          (i) to make  available  to the Agent its PRO RATA share of any Loan or
          (ii) to comply with the provisions of ss.13 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its PRO RATA share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Agreement, shall be deemed delinquent (a "DELINQUENT LENDER") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower or the Guarantors, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective PRO RATA shares of all outstanding Loans. The Delinquent Lender hereby authorizes the Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective PRO RATA shares of all outstanding Loans. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Lenders or as a result of other payments by the Delinquent Lenders to the nondelinquent Lenders, the Lenders' respective PRO RATA shares of all outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

          ss.14.6 HOLDERS OF NOTES. Subject to the terms of ss.18, the Agent may deem and treat the payee of anY Note as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

          ss.14.7 INDEMNITY. The Lenders ratably agree hereby to indemnify and hold harmless the Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by ss.15), and liabilities of every nature and character arising out of or related to this Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

          ss.14.8 AGENT AS LENDER. In its individual capacity, Fleet shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes as it would have were it not also the Agent.

          ss.14.9 RESIGNATION; REMOVAL. The Agent may resign at any time by giving 60 days' prior written notice thereof to the Lenders and the Borrower. The Required Lenders may remove the Agent from its capacity as Agent for failure to perform its material obligations under this Agreement provided that the Required Lenders shall have given prior written notice to the Agent of its failure to perform any of its material obligations under this Agreement and such failure shall not have been cured within thirty
     (30) calendar days after receipt of notice of such failure (or such failure cannot reasonably be cured within such thirty (30) day period, then within such longer period of time as may be necessary to complete such cure so long as Agent commences such cure within such thirty (30) day period and thereafter diligently pursues such cure to completion). Upon any such resignation or removal, the Required Lenders shall have the right to appoint as a successor Agent any Lender or any financial institution whose senior debt obligations are rated not less than "A2" or its equivalent by Moody's or not less than "A2" or its equivalent by S&P and which has a net worth of not less than $500,000,000. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or its removal, then the retiring or removed Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be any Lender or any financial institution whose senior debt obligations are rated not less than "A2" or its equivalent by Moody's or not less than "A" or its equivalent by S&P and which has a net worth of not less than $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from its duties and obligations hereunder as Agent thereafter arising. After any retiring or removed Agent's resignation or removal, the provisions of this Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.
     Notwithstanding anything herein to the contrary, in the event that Agent shall at any time hold a Commitment less than $10,000,000.00, then such Agent shall promptly provide written notice thereof to the Lenders and the Required Lenders shall have the right, to be exercised within fifteen (15) days of delivery of such notice by such Agent, to elect to remove such Agent as Agent and replace such Agent as Agent under the Loan Documents, subject to the terms of this ss.14.9.

          ss.14.10 DUTIES IN THE CASE OF ENFORCEMENT. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if
     (a) so requested by the Required Lenders and (b) the Lenders have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Required Lenders may direct, subject to the terms of any intercreditor agreement among the Agent and the Lenders, the Agent in writing as to the method and the extent of any such sale or other disposition, the Lenders hereby agreeing to indemnify and hold the Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes that the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

          ss.14.11 REQUEST FOR AGENT ACTION. Agent and the Lenders acknowledge that in the ordinary course of business of the Borrower, (a) Borrower and Guarantors will enter into leases or rental agreements covering Mortgaged Properties that may require the execution of a Subordination, Attornment and Non-Disturbance Agreement in favor of the tenant thereunder, (b) a Mortgaged Property may be subject to a Taking, (c) Borrower or a Guarantor may desire to enter into easements or other agreements affecting the Mortgaged Properties, or take other actions or enter into other agreements in the ordinary course of business which similarly require the consent, approval or agreement of the Agent. In connection with the foregoing, the Lenders hereby expressly authorize the Agent to (w) execute and deliver to the Borrower and the Guarantors Subordination, Attornment and Non-Disturbance Agreements with any tenant under a Lease upon such terms as Agent in its good faith judgment determines are appropriate and consistent with the provisions of the applicable Lease to control over the applicable provisions of the Loan Documents, (x) execute releases of liens in connection with any Taking, (y) execute consents or subordinations in form and substance satisfactory to Agent, consistent with the provisions of the applicable Leases in connection with any easements or agreements affecting the Mortgaged Property, or (z) execute consents, approvals, or other agreements in form and substance satisfactory to the Agent in connection with such other actions or agreements as may be necessary in the ordinary course of Borrower's business.

          ss.14.12 INTENTIONALLY DELETED..

          ss.14.13 REPLACEMENT OF HOLDOUT LENDER. If any action to be taken by the Lenders hereunder requires the unanimous consent, authorization, or agreement, of all Lenders, and a Lender ("HOLDOUT LENDER") fails to give its consent, authorization or agreement, then Agent, upon at least 5 Business Days prior irrevocable notice to the Holdout Lender, may, or upon

     Borrower's request, and otherwise in compliance with the terms of this ss.14.13, permanently replace the Holdout Lender with one or more substitute lenders (each, a "REPLACEMENT LENDER"), and the Holdout Lender shall have no right to refuse to be replaced hereunder. Any notice hereunder to replace the Holdout Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given.

          Prior to the effective date of such replacement, the Holdout Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance Agreement, subject only to the Holdout Lender being repaid its share of the outstanding obligations (including an assumption of its pro rata share of the risk participation liability) without any premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance Agreement prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance Agreement. Until such time as the Replacement Lender(s) shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make the Holdout Lender's Pro Rata Share of Advances.

          In the event that no new Lender is located to purchase the Holdout Lender's Commitment, then Borrower shall have the option after receipt of written notice from Agent to Borrower that no new Lender has been obtained, to terminate the Commitment of the Holdout Lender. Borrower agrees to pay all reasonably incurred costs or expenses incurred by any Lender in connection with this ss.14.13 including without limitation, all principal and accrued and unpaid interest or fees, including any accrued and unbilled LIBOR breakage fees.

SS.15. EXPENSES.

     The Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Agent or any of the Lenders (other than taxes based upon the Agent's or any Lender's gross or net income in the ordinary course, except that the Agent and the Lenders shall be entitled to indemnification for any and all amounts paid by them in respect of taxes based on income or other taxes assessed by any State in which Mortgaged Property or other Collateral is located, such indemnification to be limited to taxes DUE SOLELY on account of the granting of Collateral under the Security Documents and to be net of any credit allowed to the indemnified party from any other State on account of the payment or incurrence of such tax by such indemnified party), including any recording, mortgage, documentary or intangibles taxes in connection with the Mortgages and other Loan Documents, or other taxes payable on or with respect to the transactions contemplated by this Agreement, including any such taxes payable by the Agent or any of the Lenders after the Closing Date (the Borrower hereby agreeing to indemnify the Agent and each Lender with respect thereto), (c) all title insurance premiums, engineer's fees, environmental reviews and the reasonable fees, expenses and disbursements of the counsel to the Agent and any local counsel to the Agent incurred in connection with the preparation, administration, syndication or interpretation of the Loan Documents and other instruments mentioned herein (excluding, however, the preparation of agreements evidencing participations granted under ss.18.4), and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) all other reasonable out of pocket fees, expenses and disbursements of the Agent actually incurred by the Agent in connection with the preparation or interpretation of the Loan Documents and other instruments mentioned herein, the addition or substitution of additional Mortgaged Properties or other Collateral, the review of leases and Subordination, Attornment and Non-Disturbance Agreements, the making of each advance hereunder, the syndication of the Commitments pursuant to ss.18 (without duplication of those items addressed in subparagraph (c), above), (e) all reasonable out-of-pocket expenses (including reasonable attorneys' fees and costs, and the fees and costs of appraisers, engineers, investment bankers or other experts retained by any Lender or the Agent) actually incurred by any Lender or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or the Guarantors or the administration thereof after the occurrence of a Default or Event of Default and
(ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Agent's or any of the Lenders' relationship with the Borrower or the Guarantors, unless brought by Borrower or any Guarantor
(f) all reasonable fees, expenses and disbursements of the Agent incurred in connection with UCC searches, UCC filings, title rundowns, title searches or mortgage recordings, and (g) all reasonable fees, expenses and disbursements (including reasonable attorneys' fees and costs) which may be incurred by Fleet in connection with the execution and delivery of this Agreement and the other Loan Documents (without duplication of any of the items listed above). The covenants of this ss.15 shall survive the repayment of the Loans and the termination of the obligations of the Lenders hereunder.

SS.16 INDEMNIFICATION.

          ss.16.1 LENDER INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Agent and the Lenders and each director, officer, employee, agent and Person who controls the Agent or any Lender from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of or relating to this Agreement or any of the other Loan Documents or the transactions contemplated hereby and thereby including, without limitation, (a) any and all claims for brokerage, leasing, finders or similar fees which may be made relating to the Mortgaged Properties or the Loans, (b) any condition of the Mortgaged Properties, (c) any actual or proposed use by the Borrower of the proceeds of any of the Loans (d) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrower, the Guarantors, or any of its Subsidiaries comprised in the Collateral, (e) the Borrower and the Guarantors entering into or performing this Agreement or any of the other Loan Documents, (f) any actual or alleged violation of any law, ordinance, code, order, rule, regulation, approval, consent, permit or license relating to the Mortgaged Property, or
     (g) with respect to the Borrower, the Guarantors and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the Release or threatened Release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury, nuisance or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding; PROVIDED, HOWEVER, that the Borrower shall not be obligated under this ss.16 to indemnify any Person for liabilities arising from such Person's own gross negligence or willful misconduct. In litigation, or the preparation therefor, the Lenders and the Agent shall be entitled to select a single law firm as their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this ss.16 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this ss.16 shall survive the repayment of the Loans and the termination of the obligations of the Lenders hereunder.

          ss.16.2 BORROWER MUST NOTIFY. Agent and each Lender shall not be in default under this Agreement or under any other Loan Document, unless a written notice specifically setting forth the claim of Borrower shall have been given to Agent and each Lender within thirty (30) days after the Borrower first had actual knowledge or actual notice of the occurrence of the event which Borrower alleges gave rise to such claim and Agent and each Lender does not remedy or cure the default, if any there be, with reasonable promptness thereafter.

          ss.16.3 REMEDIES. If it is determined by the final order of a court of competent jurisdiction, which is not subject to further appeal, that Agent and/or Lender has breached any of its obligations under the Loan Documents and has not remedied or cured the same with reasonable promptness following notice thereof, Agent and/or Lender's responsibilities shall be limited to:
     (i) where the breach consists of the failure to grant consent or give approval in violation of the terms and requirements of a Loan Document, the obligation to grant such consent or give such approval and to pay
     Borrower's reasonable costs and expenses including, without limitation, reasonable attorneys fees and disbursements in connection with such court proceedings; and (ii) the case of any such failure to grant such consent or give such approval, or in the case of any other such default by Agent and/or Lender, where it is also so determined that Agent and/or Lender acted in bad faith, or that Agent and/or Lender's default constituted gross negligence or willful misconduct, the payment of any actual, direct, compensatory damages sustained by Borrower as a result thereof plus Borrower's reasonable costs and expenses, including without limitation, reasonable attorney's fees and disbursements in connection with such court proceedings.

          ss.16.4 LIMITATIONS. In no event, however, shall Agent and/or Lender be liable to Borrower or to Guarantor or anyone else for other damages such as, but not limited to, indirect, speculative or punitive damages whatever nature of the breach by Agent and/or Lender of its obligations under this Agreement or under any of the other Loan Documents. In no event shall Lender be liable to Borrower or to Guarantor or anyone else unless a written notice specifically setting forth the claim of Borrower shall have been given to lender within the time period specified above.

          ss.16.5 OBLIGATIONS ABSOLUTE. Except to the extent prohibited by applicable law which cannot be waived, the obligations of Borrower and obligations of the Guarantor under the Loan Documents shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of the Loan Documents under all circumstances whatsoever, including without limitation, the existence of any claim, set off, defense or other right which Borrower or any Guarantor may have at any time against Agent and/or Lender whether in connection with the Facility or any unrelated transaction.

SS.17. SURVIVAL OF COVENANTS, ETC.

     All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or the Guarantors or any of its Subsidiaries pursuant hereto or thereto shall be deemed to have been relied upon by the Lenders and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Loans, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement or the Notes or any of the other Loan Documents remains outstanding. The indemnification obligations of the Borrower provided herein and in the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of the Lenders hereunder and thereunder to the extent provided herein and therein. All statements contained in any certificate delivered to any Lender or the Agent at any time by or on behalf of the Borrower or the Guarantors or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Person hereunder.

SS.18. ASSIGNMENT AND PARTICIPATION.

          ss.18.1 CONDITIONS TO ASSIGNMENT BY LENDERS. Except as provided herein, each Lender may assign to one or more banks or other entities all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it and the Notes held by
     it); provided that (a) the Agent and, so long as no Event of Default exists hereunder, the Borrower shall have each given its prior written consent to such assignment, which consent shall not be unreasonably withheld or delayed (provided that (i) such consent shall not be required for any assignment to another Lender who was not admitted pursuant to a waiver of clause (e) below, to a lender which is and remains under common control with the assigning Lender or to a wholly-owned Subsidiary of such Lender, provided that such assignee shall remain a wholly-owned Subsidiary of such Lender, and (ii) the consent of Agent shall not be required if an Event of Default exists and is continuing so long as the assignee is an institutional lender), (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement, (c) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined) an Assignment and Acceptance Agreement in the form of EXHIBIT L annexed hereto, together with any Notes subject to such assignment, (d) in no event shall any voting, consent or approval rights of a Lender be assigned to any Person controlling, controlled by or under common control with, or which is not otherwise free from influence or control by, the Borrower or any Guarantor, which rights shall instead be allocated PRO RATA among the other remaining Lenders, (e) if such assignee is to become a Lender, such assignee shall have a net worth as of the date of such assignment of not less than $200,000,000, unless waived by the Agent and the Borrower, (f) such assignee shall acquire an interest in the Loans of not less than $3,000,000 (or if less, the remaining Loans of the assignor), unless waived by the Agent, and so long as no Event of Default exists hereunder, the Borrower, and (g) such assignee shall be subject to the terms of any intercreditor agreement among the Lenders and the Agent. Upon execution, delivery, acceptance and recording of such Assignment and Acceptance Agreement, (i) the assignee thereunder shall be a party hereto and all other Loan Documents executed by the Lenders and have the rights and obligations of a

     Lender hereunder, (ii) the assigning Lender shall, upon payment to the Agent of the registration fee referred to in ss.18.2, be released from its obligations under this Agreement arising after the effective date of such assignment with respect to the assigned portion of its interests, rights and obligations under this Agreement, and (iii) the Agent may unilaterally amend SCHEDULE 1 to reflect such assignment. In connection with each assignment, the assignee shall represent and warrant to the Agent, the assignor and each other Lender as to whether such assignee is controlling, controlled by, under common control with or is not otherwise free from influence or control by, the Borrower, the Guarantor or any of its Subsidiaries.

          ss.18.2 REGISTER. The Agent shall maintain on behalf of the Borrower a copy of each assignment delivered to it and a register or similar list (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitment Percentages of and principal amount of the Loans owing to the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Guarantors, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Agent a registration fee in the sum of $3,500 (provided that with respect to any assignment by a Lender to a Subsidiary as provided herein, the assigning Lender shall pay to Agent its reasonable expenses incurred in connection with such assignment in lieu of such registration fee).

          ss.18.3 NEW NOTES. Upon its receipt of an Assignment and Acceptance Agreement executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall record the information contained therein in the Register. Within five (5) Business Days after receipt of notice of such assignment from Agent, the Borrower, at Agent's expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such assignee in an amount equal to the amount assigned to such assignee pursuant to such Assignment and Acceptance Agreement and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance Agreement and shall otherwise be in substantially the form of the assigned Notes. The surrendered Notes shall be canceled and returned to the Borrower.

          ss.18.4 PARTICIPATIONS. Each Lender may sell participations to one or more Lenders or other entities in all or a portion of such Lender's rights and obligations under this Agreement and the other Loan Documents; PROVIDED that (a) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder, (b) such participation shall not entitle such participant to any rights or privileges under this Agreement or any Loan Documents, including without limitation, rights granted to the Lenders under ss.4.8, ss.4.9 anD ss.4.10, (c) such participation shall not entitle the participant to the right to approve waivers, amendments or modifications, (d) such participant shall have no direct rights against the Borrower, (e) such sale is effected in accordance with all applicable laws, and (f) such participant shall not be a Person controlling, controlled by or under common control with, or which is not otherwise free from influence or control by any of the Borrower or any Guarantor. Any Lender which sells a participation shall promptly notify the Agent of such sale and the identity of the purchaser of such interest.

          ss.18.5 PLEDGE BY LENDER. Any Lender may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Note) to any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341 or to such other Person as the Agent may approve tO secure obligations of such lenders. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

          ss.18.6 NO ASSIGNMENT BY BORROWER. No Borrower or Guarantor shall assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each of the Lenders and any purported assignment without such consent shall be null and void.

          ss.18.7 DISCLOSURE. Borrower and Guarantor agree to promptly cooperate with any Lender in connection with any proposed assignment or participation of all or any portion of its Commitment. Each of the Lenders and the Agent acknowledges and agrees for itself that certain information provided and to be provided by the Borrower contains confidential non-public information related to Borrower and EPR and agrees to keep any information delivered or made available by the Borrower or EPR to it confidential from anyone other than its employees, officers, attorneys and other advisors who are or are expected to become engaged in evaluating, administering or syndicating the Loan or rendering advice in connection therewith, and each of Agent and the Lenders agrees not to trade in EPR's securities (all of whom shall be bound by this ss.18.7) in violation of Section 10(b) of the Securities Exchange Act of 1934, as amended, or Rule 10b-5 or any other federal securities laws or regulations thereunder, provided that nothing herein shall prevent any of the foregoing Persons from disclosing such information (a) to any potential assignees or participants who have agreed to maintain the confidentiality of such information in the manner and to the extent provided in this ss.18.7, (b) upon the order of any court or administrative agency or upon the request of any administrative agency or authority having jurisdiction over any of the foregoing Persons or such potential assignees or participants, (c) upon the request or demand of any regulatory agency or authority, (d) to the extent that such information has been publicly disclosed other than as a result of a disclosure by the foregoing Persons,
     (e) otherwise as required by law or (f) to the extent necessary to enforce the Loan Documents. In addition, the Lenders may make disclosure of such information to any contractual counterparty in swap agreements or such contractual counterparty's professional advisors (so long as such contractual counterparty or professional advisors to such contractual counterparty agree to be bound by the provisions of this ss.18.7).

          ss.18.8 AMENDMENTS TO LOAN DOCUMENTS. Upon any such assignment or participation, the Borrower and the Guarantors shall, upon the request of the Agent, enter into such documents as may be reasonably required by the Agent to modify the Loan Documents to reflect such assignment or participation.

SS.19. NOTICES.

     Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (hereinafter in this ss.19 referred to as "Notice"), but specifically excluding to the maximum extent permitted by law any notices of the institution or commencement of foreclosure proceedings, must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, or as expressly permitted herein, by telegraph, telecopy, telefax or telex, and addressed as follows:

     If to the Agent or Fleet:

                  Fleet National Bank
                  100 Federal Street
                  Boston, Massachusetts  02110
                  Attn:  Structured Real Estate Division
                  Telecopy No.:  (617) 434-0645

     With a copy to:

                  Burns & Levinson LLP
                  125 Summer Street
                  Boston, MA  02110
                  Attn:    Frank A. Segall, Esq.
                  Telecopy No. (617) 345-3299

     If to the Borrower:

                  30 West Pershing, LLC
                  c/o Entertainment Properties Trust
                  30 Pershing Road, Suite 201
                  Kansas City, MO 64108
                  Attn:  Gregory K. Silvers, Esq.
                           Vice President and General Counsel
                  Telecopy No.:  (816) 472-5794

                  30 West Pershing, LLC
                  c/o Entertainment Properties Trust
                  30 Pershing Road, Suite 201
                  Kansas City, MO 64108
                  Attn:  Fred Kennon, CFO
                  Telecopy No.:  (816) 472-5794

     If to the Guarantor:

                  Entertainment Properties Trust
                  30 Pershing Road, Suite 201
                  Kansas City, MO 64108
                  Attn:  Gregory K. Silvers, Esq.
                           Vice President and General Counsel
                  Telecopy No.:  (816) 472-5794

                  Entertainment Properties Trust
                  30 Pershing Road, Suite 201
                  Kansas City, MO 64108
                  Attn:  Fred Kennon, CFO
                  Telecopy No.:  (816) 472-5794

to any other Lender which is a party hereto, at the address for such Lender set forth on its signature page hereto, and to any Lender which may hereafter become a party to this Agreement, at such address as may be designated by such Lender. Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid, or if transmitted by telegraph, telecopy, telefax or telex is permitted, upon being sent and confirmation of receipt. The time period in which a response to such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days prior Notice thereof, the Borrower, a Lender or Agent shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

SS.20. RELATIONSHIP.

     Neither the Agent nor any Lender has any fiduciary relationship with or fiduciary duty to the Borrower, the Guarantors or its Subsidiaries arising out of or in connection with this Agreement or the other Loan Documents or the transactions contemplated hereunder and thereunder, and the relationship between each Lender and Agent, and the Borrower is solely that of a lender and borrower, and nothing contained herein or in any of the other Loan Documents shall in any manner be construed as making the parties hereto partners, joint venturers or any other relationship other than lender and borrower.

SS.21. USURY.

     Notwithstanding anything to the contrary contained herein, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively, the "CHARGES"), shall exceed the maximum lawful rate (the "MAXIMUM RATE") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this
Section 21, shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not able the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender.

SS.22. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE.

     THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN OR THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH COMMONWEALTH (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AND GUARANTOR AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER OR GUARANTOR BY MAIL AT THE ADDRESS SPECIFIED IN SS.19. THE BORROWER AND GUARANTOR HEREBY WAIVE ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

SS.23. POWER OF ATTORNEY.

     For purposes of exercising the rights and remedies granted to Agent and the LenderS under this Agreement, Borrower hereby irrevocably constitutes and appoints Agent its true and lawful attorney-in-fact, upon and following any Event of Default, to execute, acknowledge and deliver any instruments and to do and perform any acts permitted hereunder or by law in the name and on behalf of the Borrower.

SS.24. HEADINGS.

     The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

SS.25. COUNTERPARTS.

     This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

SS.26. ENTIRE AGREEMENT, ETC.

     The Loan Documents express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss.27 and ss.29.

SS.27. WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS.

     EACH OF THE BORROWER, THE GUARANTOR, THE AGENT AND THE LENDERS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE BORROWER AND GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER AND GUARANTOR (A) CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER OR THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGE THAT THE AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SS.27. THE BORROWER AND GUARANTOR ACKNOWLEDGE THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS SS.27 WITH LEGAL COUNSEL AND THAT THE BORROWER AND GUARANTOR AGREE TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.

SS.28. DEALINGS WITH THE BORROWER.

     The Lenders and their Affiliates may accept deposits from, extend credit to and generally engage in any kind of banking, trust or other business with the Borrower, the Guarantors and its Subsidiaries or any of their Affiliates regardless of the capacity of the Lender hereunder.

SS.29. CONSENTS, AMENDMENTS, WAIVERS, ETC.

     Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower or the Guarantors of any terms of this Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Agent and the Required Lenders. Notwithstanding the foregoing, none of the following may occur without the written consent of each Lender: a reduction in the rate of interest on the Notes; an increase in the amount of the Commitments of the Lenders (except as provided in ss.18.1 and ss.2.1); a forgiveness, reductION or waiver of the principal of any unpaid Loan or any interest thereon or fee payable under the Loan Documents; a change in the amount of any fee payable to a Lender hereunder; the postponement of any date fixed for any payment of and fees or any principal of or interest on any Loan; an extension of the Maturity Date; a change in the manner of distribution of any payments to the Lenders or the Agent; the release of the Borrower or any Guarantor or any Collateral or the subordination of any lien in favor of the Agent on behalf of the Lenders with respect to any Collateral except as otherwise provided in ss.5.3, ss.5.4, ss.5.5 or ss.14.11; an amendment of the definiTIOn of Required Lenders or of any requirement for consent by all of the Lenders; any modification to require a Lender to fund a pro rata share of a request for an advance of the Loan made by the Borrower other than based on its Commitment Percentage; an amendment to this ss.29; a waiver of any indemnity of a Lender; or an amendment of anY provision of this Agreement or the Loan Documents which requires the approval of all of the Lenders or the Required Lenders to require a lesser number of Lenders to approve such action. The provisions of ss.2.10 and ss.14 may not be amended without the written consent of the Issuing Lender or the Agent, respectively. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon any of the Borrower or the Guarantors shall entitle the Borrower or any Guarantor to other or further notice or demand in similar or other circumstances.

SS.30. SEVERABILITY.

     The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

SS.31. TIME OF THE ESSENCE.

     Time is of the essence with respect to each and every covenant, agreement and obligation of the Borrower and the Guarantors under this Agreement and the other Loan Documents.

SS.32. NO UNWRITTEN AGREEMENTS.

     THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. ANY ADDITIONAL TERMS OF THE AGREEMENT BETWEEN THE PARTIES ARE SET FORTH BELOW.

SS.33. REPLACEMENT NOTES.

     Upon receipt of evidence reasonably satisfactory to Borrower of the loss, theft, destruction or mutilation of any Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Borrower or, in the case of any such mutilation, upon surrender and cancellation of the applicable Note, Borrower will execute and deliver, in lieu thereof, a replacement Note, identical in form and substance to the applicable Note and dated as of the date of the applicable Note and upon such execution and delivery all references in the Loan Documents to such Note shall be deemed to refer to such replacement Note.

SS.34. NO THIRD PARTIES BENEFITTED.

     This Agreement and the other Loan Documents are made and entered into for the sole protection and legal benefit of the Borrower, the Lenders, the Agent and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

SS.35. HONORARY TITLES.

     Royal Bank of Canada and JPMorgan Chase Bank are appointed, respectively, as Syndication Agent and Documentation Agent, and each in such respective capacity, assumes no responsibility or obligation hereunder, including, without limitation, for servicing, enforcement or collection of any of the Loans, nor any duties as an agent hereunder for the Lenders. The titles of "Syndication Agent" and "Documentation Agent" are solely honorific and imply no fiduciary responsibility to the Agent, the Borrower or any Lender and the use of such titles does not impose on the Syndication Agent and the Documentation Agent any duties or obligations greater than those of any other Lender or entitle the Syndication Agent and the Documentation Agent to any rights other than those to which any other Lender is entitled.

SS.36 HIALEAH ELIGIBLE PROPERTY.

     Notwithstanding anything to the contrary contained herein, until such time as Hialeah has contributed Eligible Property as Mortgaged Property under this Agreement, the Lenders hereby agree not to hold Hialeah liable for any liabilities or Obligations of the Borrower hereunder or under any of the Loan Documents, PROVIDED however, that upon contribution of any such Mortgaged Property by Hialeah, said agreement of the Lenders under this ss.36 not to hold Hialeah liable for any liabilities or Obligations of the Borrower hereunder or under thE Loan Documents shall be immediately null and void and Hialeah shall be liable for all of said liabilities and Obligations hereunder and under the Loan Documents without the need for execution of any additional documents, amendments or modifications of this Agreement or any Loan Documents.


                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, each of the undersigned have caused this Agreement to be executed by its duly authorized representatives as of the date first set forth above.

                                      BORROWER:

                                      30 WEST PERSHING, LLC, a Missouri limited liability company


                                             By: /s/ Fred L.Kennon
                                                --------------------------------
                                             Name:   Fred L. Kennon
                                             Title:  Vice President

                                      EPR HIALEAH, INC. a Missouri corporation


                                             By: /s/ Fred L. Kennon
                                                --------------------------------
                                             Name:   Fred L. Kennon
                                             Title:  Vice President

                                      WESTCOL CENTER, LLC, a Delaware limited
                                      liability company


                                             By: /s/ Fred L. Kennon
                                                --------------------------------
                                             Name:   Fred L. Kennon
                                             Title:  Vice President

                                      GUARANTOR:

                                      ENTERTAINMENT PROPERTIES
                                      TRUST, a Maryland real estate
                                      investment trust


                                      By: /s/ Fred L. Kennon
                                          --------------------------------------
                                      Name:   Fred L. Kennon
                                      Title:  Vice President

LENDERS:
FLEET NATIONAL BANK, individually                    Loan Amount: $35,500,000.00
 as a Lender and as Agent                            Percentage: 23.67%


By: /s/ James B. McLaughlin
    ------------------------------
Name:   James B. McLaughlin
Title:  Managing Director

ROYAL BANK OF CANADA,                                Loan Amount: $25,000,000.00
as a Lender                                          Percentage: 16.67%


By: /s/ Gordon MacArthur
    -------------------------------
Name:   Gordon MacArthur
Title:  Authorized Signatory


JPMORGAN CHASE BANK,                                 Loan Amount: $25,000,000.00
as a Lender                                          Percentage: 16.67%


By: /s/ Donald S. Shokrian
    --------------------------------
Name:   Donald S. Shokrian
Title:  Managing Director


SOVEREIGN BANK,                                      Loan Amount: $14,500,000.00
as a Lender                                          Percentage: 9.67%


By: /s/ Thomas W. Nadeau
    ---------------------------------
Name:   Thomas W. Nadeau
Title:  Executive Vice President


BANK MIDWEST, N.A.,                                  Loan Amount: $10,000,000.00
as a Lender                                          Percentage: 6.67%


By: /s/ Randall M. Day
    ---------------------------------
Name:   Randall M. Day
Title:  Sr. Executive Vice President


FIRST NATIONAL BANK OF KANSAS,                       Loan Amount: $10,000,000.00
as a Lender                                          Percentage: 6.67%


By: /s/ John C. Taylor
    ---------------------------------
Name:   John C. Taylor
Title:  Senior Vice President


MIDFIRST BANK                                        Loan Amount: $10,000,000.00
as a Lender                                          Percentage: 6.67%



By: /s/ Douglas L. Ruhl
    ----------------------------------
Name:   Douglas L. Ruhl
Title:  Senior Vice President


UMB BANK, N.A.,                                      Loan Amount: $10,000,000.00
as a Lender                                          Percentage: 6.67%


By: /s/ Robert P. Elbert
    ----------------------------------
Name:   Robert P. Elbert
Title:  Senior Vice President


FLEET NATIONAL BANK,                                 Loan Amount: $10,000,000.00
as a Lender                                          Percentage: 6.67%


By: /s/ James B. McLaughlin
    ----------------------------------
Name:   James B. McLaughlin
Title:  Managing Director

                                    EXHIBIT B

                              REVOLVING CREDIT NOTE


$             .00                                                 March   , 2004
 -------------                                                          --

     FOR VALUE RECEIVED, the undersigned, 30 WEST PERSHING, LLC, a Missouri limited liability company, WESTCOL CENTER, LLC, a Delaware limited liability company, and EPR HIALEAH, INC., a Missouri corporation (severally, a "BORROWER" and collectively, the "BORROWERS"), each with an address at c/o Entertainment Properties Trust, 30 Pershing Road, Suite 201, Kansas City, MO 64108, jointly and severally hereby promises to pay to the order of
                                                         -----------------------
("PAYEE") at the office of FLEET NATIONAL BANK, a national banking association, as Agent for the Lenders ("AGENT"), in accordance with the terms of that certain Amended and Restated Master Credit Agreement, dated as of March __, 2004, as from time to time in effect, among Borrowers, Fleet National Bank, for itself and as Agent, and such other Lenders as may be from time to time named therein, and Entertainment Properties Trust, a real estate investment trust organized under the laws of the State of Maryland, as guarantor (the "CREDIT AGREEMENT"), to the extent not sooner paid, on or before the Maturity Date, the principal sum
of               and 00/100 Dollars  ($          .00),  or such amount as may be
   ------------                        ----------
advanced by the Payee under the Credit Agreement as a Revolving Credit Loan with daily interest from the date thereof, computed as provided in the Credit Agreement, on the principal amount hereof from time to time unpaid, at a rate per annum on each portion of the principal amount which shall at all times be equal to the rate of interest applicable to such portion in accordance with the Credit Agreement, and with interest on overdue principal and, to the extent permitted by applicable law, on overdue installments of interest and late charges at the rates provided in the Credit Agreement. Interest shall be payable on the dates specified in the Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     Payments hereunder shall be made to the Agent for the Payee at 100 Federal Street, Boston, Massachusetts 02110.

     This Note is one of one or more Revolving Credit Notes evidencing borrowings under and is entitled to the benefits and subject to the provisions of the Credit Agreement. The principal of this Note may be due and payable in whole or in part prior to the Maturity Date and is subject to mandatory prepayment in the amounts and under the circumstances set forth in the Credit Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Credit Agreement.

     Notwithstanding anything in this Note to the contrary, all agreements between the undersigned Borrowers and the Lenders and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the Lenders exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Lenders in excess of the maximum lawful amount, the interest payable to the Lenders shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Lenders shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations of the undersigned Borrowers or, if such excessive interest exceeds the unpaid balance of principal of the Obligations of the undersigned Borrowers, such excess shall be refunded to the undersigned Borrowers. All interest paid or agreed to be paid to the Lenders shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations of the undersigned Borrowers (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the undersigned Borrowers and the Lenders and the Agent.

     In case an Event of Default shall occur, the entire principal amount of this Note may become or be declared due and payable in the manner and with the effect provided in said Credit Agreement.

     This Note shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws rules of any jurisdiction).

     The undersigned Borrowers and all guarantors and endorsers hereby waive presentment, demand, notice, protest, notice of intention to accelerate the indebtedness  evidenced  hereby,  notice  of  acceleration  of the  indebtedness evidenced hereby and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Credit Agreement, and assent to extensions of time of payment or forbearance or other indulgence without notice.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the undersigned has duly executed this Note on the day and year first above written.

                                       30 WEST PERSHING, LLC
                                       a Missouri limited liability company


--------------------------
Witness:                               By:
                                          ----------------------------------
                                       Name:
                                       Title:


                                       EPR HIALEAH, INC.
                                       a Missouri corporation

--------------------------
Witness:                               By:
                                          ----------------------------------
                                       Name:
                                       Title:


                                       WESTCOL CENTER, LLC
                                       a Delaware limited liability company

--------------------------
Witness:                               By:
                                          ----------------------------------
                                       Name:
                                       Title:

                                    EXHIBIT E

            FORM OF UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

                               FLEET NATIONAL BANK

                               UNLIMITED GUARANTY

     WHEREAS, 30 WEST PERSHING, LLC, a Missouri limited liability company ("PERSHING"), EPR HIALEAH, INC., a Missouri corporation ("HIALEAH"), and WESTCOL CENTER, LLC, a Delaware limited liability company ("WESTCOL") (jointly, severally, individually and collectively, Pershing, Hialeah and Westcol are referred to herein as the "BORROWER"), has this day entered into an Amended and Restated Master Credit Agreement (as amended or otherwise modified from time to time, the "CREDIT AGREEMENT") with FLEET NATIONAL BANK, a national banking institution having a place of business at 100 Federal Street, Boston, Massachusetts, individually and as administrative and collateral agent (the "AGENT") for itself and the Lenders under the Credit Agreement (individually and collectively, the "BANK") in connection with a credit facility in the total aggregate principal amount of One Hundred Fifty Million and 00/100 ($150,000,000.00) (the "LOAN").

     WHEREAS, the undersigned, Entertainment Properties Trust, a real estate investment trust duly organized under the laws of the State of Maryland (the "GUARANTOR"), owns the controlling voting interest of the Pershing and Hialeah.

     WHEREAS, the Guarantor will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement, and has determined that it is necessary or convenient to the conduct, promotion or attainment of the business of the Guarantor to guaranty the Liabilities (as defined herein) of the Borrower under the Credit Agreement.

     WHEREAS, capitalized terms used herein and not otherwise defined shall have the meaning specified in the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Bank to enter into the Credit Agreement and to make extensions of credit thereunder, the Guarantor agrees as follows:

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Guarantor, unconditionally guaranties, in accordance with the terms hereof and without any prior written notice, the payment and performance of all of the Liabilities (as defined herein) of Borrower to the Bank.

     The following terms as used herein shall have the meanings set forth below:

     "Liability" and "Liabilities" include, without limitation, any and all liabilities, debts, and obligations of the Borrower to the Bank, each of every kind, nature, and description now existing or hereafter arising. "Liabilities" also includes, without limitation, each obligation to repay all loans, advances, indebtedness, notes, obligations, overdrafts, and amounts now or hereafter at any time owing by the Borrower to the Bank pursuant to the Credit Agreement (including all future advances or the like whether or not given pursuant to a commitment by the Bank), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which the Bank may hold against the Borrower on account of or relating to the Loan. "Liabilities" also includes, without limitation, all notes and other obligations of the Borrower now or hereafter assigned to or held by the Bank, each of every kind, nature and description, which may be due and owning from time to time under or pursuant to the Credit Agreement. "Liabilities" also includes, without limitation, all interest and other amounts which may be charged to the Borrower and/or which may be due from the Borrower to the Bank from time to time due and owing under or pursuant to the Credit Agreement; all fees and charges in connection with any account maintained by the Borrower and the expenses incurred or paid by the Bank in respect of any agreement between the Borrower and the Bank or instrument furnished by the Borrower to the Bank (including, without limitation, Costs of Collection (as defined below), reasonable attorneys' fees, and all court and litigation costs and expenses). "Liabilities" also includes, without limitation any and all obligations of the Borrower to act or to refrain from acting in accordance with the terms, provisions, and covenants of any agreement between the Borrower and the Bank or instrument furnished by the Borrower to the Bank. As used herein, the term "indirect" includes without limitation, all obligations and liabilities which the Bank may incur or become liable for, on account of, or as a result of any transactions between the Bank and the Borrower including, without limitation, any which may arise out of any letter of credit or acceptance, or similar instrument issued or obligation incurred by the Bank for the account of the Borrower; any which may arise out of any action brought or threatened against the Bank by the Borrower, any guarantor or endorser of the Liabilities of the Borrower, or by any other person in connection with the Liabilities, except in the event that final judgment enters against the Bank, but in each case subject in all events to the provisions of the Loan Documents. .The Bank's books and records shall be prima facie evidence of the Borrower's indebtedness to the Bank absent manifest error.

     "Costs of Collection" includes, without limitation, all reasonable attorneys' fees, and reasonable out-of-pocket expenses incurred by the Bank's attorneys, and all costs incurred by the Bank in the administration of the Liabilities, this Guaranty, and all other instruments and agreements executed in connection with or relating to the Liabilities including, without limitation, costs and expenses associated with reasonable travel on behalf of the Bank. Costs of Collection also includes, without limitation, all reasonable attorneys' fees, reasonable out-of-pocket expenses incurred by the Bank's attorneys, and all reasonable costs and expenses incurred by the Bank, including, without limitation, costs and expenses associated with reasonable travel on behalf of the Bank, which costs and expenses are directly related to or in respect of the Bank's efforts to preserve, protect, collect, or any of the Bank's rights and remedies against or in respect of the Borrower, any other guarantor or other person liable in respect of the Liabilities or any collateral granted to the Bank by the Borrower, such guarantor, or other person (whether or not suit is instituted in connection with such efforts). The Costs of Collection shall be paid by the undersigned upon demand made by the Bank and shall be added to the Liabilities of the Borrower to the Bank, as if such had been lent, advanced, and credited by the Bank to, or for the benefit of, the Borrower.

     For said good and valuable consideration, the undersigned also shall indemnify, defend, and hold the Bank harmless of and from any claim brought or threatened against the Bank by the Borrower, the undersigned, any other guarantor or endorser of the Liabilities or any other person (as well as from reasonable attorneys' fees and expenses in connection therewith) on account of the Bank's relationship with the Borrower, the undersigned, or any other guarantor or endorser of the Liabilities (each of which may be defended, compromised, settled, or pursued by the Bank with counsel of the Bank's selection, but at the expense of the undersigned), unless the same was the result of the Bank's gross negligence or willful misconduct, and except as otherwise providing in the Loan Documents.

     The undersigned will pay on demand interest on all amounts due to the Bank under this Guaranty, or arising under any documents, instruments, or agreements relative to any collateral securing this Guaranty, from the time the Bank first demands payment of this Guaranty at a rate equal to the highest rate chargeable to the Borrower after the earlier of (i) demand or (ii) the occurrence of any Event of Default; PROVIDED, HOWEVER, that such amount of interest shall not exceed the interest that would have been, but for this Guaranty, paid by the Borrower in respect of the Liabilities.

     Any and all deposits or other sums at any time credited by or due to the undersigned from the Bank or any of its banking or lending affiliates, or any bank acting as a participant under any loan arrangement between the Bank and the Borrower, and any cash, securities, instruments or other property of the undersigned in the possession of the Bank, or any of its banking or lending affiliates, or any bank acting as a participant under any loan arrangement between the Bank and the Borrower, whether for safekeeping or otherwise, or in transit to or from the Bank or any of its banking or lending affiliates or any such participant, or in the possession of any third party acting on the Bank's behalf (regardless of the reason the Bank had received same or whether the Bank has conditionally released the same) shall at all times constitute security for all of the Liabilities and for all obligations of the undersigned to the Bank and may be applied or set off against such Liabilities and against the obligations of the undersigned to the Bank including, without limitation, those arising hereunder, at any time, whether or not such are then due and whether or not other collateral is then available to the Bank.

     The obligations of the undersigned hereunder shall not be affected by any fraudulent, illegal, or improper act by the Borrower, nor by any release, discharge or invalidation, by operation of law or otherwise, of the Liabilities, or by the legal incapacity of the Borrower, the undersigned, or any other person liable or obligated to the Bank for or on the Liabilities. The undersigned also waives any and all defenses relating to or resulting from Bank's failure to acquire, maintain or perfect any security interest or mortgage lien. Interest and Costs of Collection shall continue to accrue and shall continue to be deemed Liabilities guarantied hereby notwithstanding any stay to the enforcement thereof against the Borrower or disallowance of any claim therefor against the Borrower.

     Unless sooner terminated, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of all or any part of the Liabilities is rescinded or otherwise must be restored by the Bank to the Borrower or to the creditors of the Borrower or any representative of the Borrower or representative of the Borrower's creditors upon the insolvency, bankruptcy or reorganization of the Borrower or to the undersigned or to the creditors of the undersigned or any representative of the undersigned or representative of the creditors of the undersigned upon the insolvency, bankruptcy or reorganization of the undersigned, or otherwise, all as though such payments had not been made.

     The within instrument incorporates all discussions and negotiations between the undersigned and the Bank concerning the guaranty and indemnification provided by the undersigned hereby. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No provision hereof may be altered amended, waived, canceled or modified, except by a written instrument executed, sealed and acknowledged by a duly authorized officer of the Bank and by the undersigned.

     The undersigned waives presentment, demand, notice, and protest with respect to the Liabilities or this Guaranty, and further waives any delay on the part of the Bank, and further waives any right to require the Bank to pursue or to proceed against the Borrower or any collateral which the Bank might have been granted to secure the obligations of the undersigned hereunder, and further waives notice of acceptance of this Guaranty.

     The books and records of the Bank showing the account between the Bank and the Borrower shall be admissible in any action or proceeding and constitute prima facie evidence and proof of the items contained therein absent manifest error.

     The obligations of the undersigned hereunder are primary, with no recourse necessary by the Bank against the Borrower or any collateral given to secure the Liabilities or against any other person liable for or on the Liabilities prior to proceeding against the undersigned hereunder. The undersigned assents to any indulgence or waiver which the Bank may grant or give the Borrower and/or any other person liable or obligated to the Bank for or on the Liabilities. The undersigned authorizes the Bank to alter, amend, cancel, waive, or modify any term or condition of the Liabilities and of the obligations of any other person liable or obligated to the Bank for or on the Liabilities, without notice to, or consent from, the undersigned. No compromise, settlement, or release by the Bank of the Liabilities or of the obligations of any such other person (whether or not jointly liable with the undersigned) and no release of any collateral securing the Liabilities or securing the obligations of any such other person shall affect the obligations of the undersigned to the Bank hereunder.

     The undersigned shall not exercise any right of subrogation, reimbursement, indemnity, contribution, or the like (including any right to proceed upon any collateral granted by the Borrower to the undersigned) against the Borrower or any person liable or obligated for or on the Liabilities in respect of any of the Liabilities prior to the discharge of the Liabilities.

     The undersigned agrees that prior to discharge of the Liabilities the undersigned shall not have, and hereby expressly waives, (1) any right to subrogation or indemnification, and any other right to payment from or reimbursement by the Borrower, in connection with or as consequence of any payment made by the undersigned hereunder (2) any right to enforce any right or remedy which the Bank has or may hereafter have against the Borrower, and (3) any benefit of, and any right to participate in any collateral now or hereafter held by the Bank , until such time as the obligations hereunder are paid in full or otherwise terminated.

     This instrument shall inure to the benefit of the Bank, its successors and assigns, shall be binding upon the successors, representatives, and assigns of the undersigned, and shall apply to all Liabilities of the Borrower and any successor to the Borrower, including any successor by operation of law.

     The rights, remedies, powers, privileges, and discretions of the Bank hereunder (hereinafter the "Bank's Rights and Remedies") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Bank in exercising or enforcing any of the Bank's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Bank of any of the Bank's Rights and Remedies or of any default or remedies under any other agreement with the undersigned, or of any default under any agreement with the Borrower, or any other person liable or obligated for or on the Liabilities, shall operate as a waiver of any other of the Bank's Rights and Remedies or of any other default or remedy hereunder or thereunder. No exercise of any of the Bank's Rights and Remedies and no other agreement or transaction of whatever nature entered into between the Bank and the undersigned, the Bank and the Borrower, and/or the Bank and any such other person at any time shall preclude any other exercise of the Bank's Rights and Remedies nor shall waiver by the Bank of any of the Bank's Rights and Remedies or of any default or remedies under any other agremenet with the undersigned, or of any default under any agreement with the Borrower, or any other person liable or obligated for or on the Liabilities on any one occasion be deemed a continuing waiver. All of the Bank's Rights and Remedies and all of the Bank's rights, remedies, powers, privileges, and discretions under any other agreement or transaction with the undersigned, the Borrower, or any such other person shall be cumulative and not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine.

     This instrument and all documents which have been or may be hereinafter furnished by the undersigned to the Bank may be reproduced by the Bank by any photographic, photostatic, microfilm, microcard, miniature photographic, xerographic, or similar process, and the Bank may destroy the original from which such document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding if the original cannot be located after reasonable efforts.

     This instrument shall be governed, construed, and interpreted in accordance with the laws of The State of New York. The undersigned submits to the jurisdiction of the courts of The State of New York for all matters in connection herewith as well as for all purposes in connection with any other relationship between the undersigned and the Bank, and, in furtherance of such agreement, the undersigned hereby expressly waives any and all objections it may have as to venue in such courts. In the event that the undersigned does not maintain a principal office or residence in New York the undersigned hereby designates the Secretary of State of New York as the agent for service of process for the undersigned in any action or proceeding coming out of this Guaranty. It is the intention of the undersigned that the provisions of the within Guaranty and indemnification be liberally construed to the end that the Bank may be put in as good a position as if the Borrower had promptly, punctually, and faithfully performed all Liabilities and the undersigned had promptly, punctually, and faithfully performed hereunder.

     Any determination that any provision herein is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance and shall not affect the validity, legality, or enforceability of any other provision contained herein. In the event of any conflict between the terms of this Guaranty and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

     THE UNDERSIGNED WAIVES ANY RIGHT TO TRIAL BY JURY THE UNDERSIGNED MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR EQUITY, IN CONNECTION WITH THIS GUARANTY. THE UNDERSIGNED AND THE BANK HEREBY KNOWINGLY AND VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS GUARANTY. THE UNDERSIGNED HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THE THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE UNDERSIGNED ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THE BANK'S LENDING RELATIONSHIP WITH THE BORROWER BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS PARAGRAPH.

     The undersigned certifies that the undersigned read this Guaranty prior to its execution.

     IN WITNESS WHEREOF,  the undersigned has executed this Guaranty as a sealed
instrument as of the        day of         , 2004.
                     ------        --------

Witnessed:                            ENTERTAINMENT PROPERTIES TRUST


--------------------------
                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:

                                      Address:  30 West Pershing Road, Suite 201
                                                Kansas City, MO 64108

                                    EXHIBIT H

                    FORM OF REQUEST FOR REVOLVING CREDIT LOAN


Fleet National Bank, as Agent
--------------------------
--------------------------
--------------------------
Attn:
     ---------------------

Ladies and Gentlemen:

     Pursuant to the provisions of ss.2.7 of the Amended and Restated Master Revolving Credit Agreement dateD as of March , 2004 (as the same may
                                                   ---
hereafter be amended, the "Credit Agreement"), among WESTCOL CENTER, LLC, 30 WEST PERSHING, LLC AND EPR HIALEAH, INC. (collectively, the "Borrower"), Fleet National Bank for itself and as Agent, and the other Lenders from time to time party thereto, the undersigned Borrower hereby requests and certifies as follows:

     1. REVOLVING CREDIT LOAN. The undersigned Borrower hereby requests a [REVOLVING CREDIT LOAN UNDER SS.2.2] of the Credit Agreement:

                  Principal Amount:  $
                  Type (LIBOR Rate, Base Rate):
                  Drawdown Date:
                  Interest Period for LIBOR Rate Loans:

by credit to the general account of the Borrower with the Agent at the Agent's Head Office.

     2. USE OF PROCEEDS. Such Loan shall be used for the following purposes permitted by ss.2.9 of thE Credit Agreement:

                                   [DESCRIBE]

     3. NO DEFAULT. The undersigned chief financial officer or chief accounting officer of Borrower certifies that the Borrower and the Guarantors are and will be in compliance with all covenants under the Loan Documents after giving effect to the making of the Loan requested hereby. No condemnation proceedings are pending or, to the undersigned knowledge, threatened against any Mortgaged Property.

     4. REPRESENTATIONS TRUE. Each of the representations and warranties made by or on behalf of the Borrower, the Guarantors or its Subsidiaries, contained in the Credit Agreement, in the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true in all material respects as of the date on which it was made and at and as of the Drawdown Date for the Loan requested hereby, with the same effect as if made at and as of such Drawdown Date, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date), and no Default or Event of Default has occurred and is continuing.

     5. BORROWING BASE. Attached hereto is an updated Borrowing Base Certificate in the form provided for under the Credit Agreement.

     6. OTHER CONDITIONS. All other conditions to the making of the Loan requested hereby set forth in the Credit Agreement have been satisfied.

     7. DEFINITIONS. Terms defined in the Credit Agreement are used herein with the meanings so defined.

     IN WITNESS  WHEREOF,  the  undersigned  has duly executed this request this
      day of                , 200 .
-----        ---------------     -

                                          30 WEST PERSHING, LLC,
                                          a Missouri limited liability company


                                          By:
                                                -------------------------------
                                                Name:
                                                Title:

                                          WESTCOL CENTER, LLC,
                                          a Delaware limited liability company


                                          By:
                                                -------------------------------
                                                Name:
                                                Title:


                                          EPR HIALEAH, INC.
                                          a Missouri corporation


                                          By:
                                                -------------------------------
                                                Name:
                                                Title:

                                    EXHIBIT I


                            LETTER OF CREDIT REQUEST

                                    EXHIBIT J


                       FORM OF BORROWING BASE CERTIFICATE

Date:           , 20  .
      ----------    --

Fleet National Bank, as Agent

------------------------------
------------------------------
------------------------------
Attn:
       -----------------------

Ladies and Gentlemen:


     This Certificate is furnished pursuant to Section 7.4(c) of the Amended and Restated Master Credit Agreement dated as of March __, 2004, as it may be amended from time to time (the "CREDIT AGREEMENT") by and among 30 WEST PERSHING, LLC, a limited liability company duly organized and validly existing under the laws of the State of Missouri ("PERSHING"), EPR HIALEAH, INC., a corporation duly organized and validly existing under the laws of the State of Missouri ("HIALEAH") and WESTCOL CENTER, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("WESTCOL") (individually and collectively, jointly and severally, Pershing, Hialeah and Westcol are referred to as the "BORROWER"), and ENTERTAINMENT PROPERTIES TRUST, a real estate investment trust duly organized and validly existing under the laws of the State of Maryland ("EPR" and/or "GUARANTOR") having its principal place of business at c/o Entertainment Properties Trust, 30 Pershing Road, Suite 201, Kansas City, MO 64108, FLEET NATIONAL BANK ("FLEET"), the other lending institutions which are or may become parties to this Agreement as "LENDERS" (each, individually, a "LENDER"), pursuant to ss.18 (together with Fleet, the "LENDERS"), and FLEET NATIONAL BANK, as Agent for the Lenders (the "AGENT").

Unless otherwise defined herein, the terms used in this Certificate have the meanings given to them in the Credit Agreement. I am duly authorized to deliver this Certificate and the attached Schedule on behalf of the Borrower and hereby certify that the calculations made on said Schedule are correct and accurate as
of                20  , and that as of the date hereof,  and after giving effect
   -------------    --
to the pending Loan or the issuance of any pending Letter of Credit, there exists and shall not exist any violation of the Borrowing Base covenants as set forth in the Credit Agreement and that Borrower is in compliance therewith.

     Borrower is providing the attached information to demonstrate compliance as of the date hereof with the covenants described in the attachment hereto.


     IN WITNESS WHEREOF,  the undersigned have duly executed this Borrowing Base
Certificate this       day of               , 200  .
                 -----        --------------     --

                                     30 WEST PERSHING, LLC,
                                     a Missouri limited liability company


                                     By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                     WESTCOL CENTER, LLC,
                                     a Delaware limited liability company


                                     By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                     EPR HIALEAH, INC.
                                     a Missouri corporation


                                     By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT K

                         FORM OF COMPLIANCE CERTIFICATE


Fleet National Bank, as Agent
------------------------------
------------------------------
------------------------------
Attn:
       -----------------------

Ladies and Gentlemen:

     Reference is made to the Amended and Restated Master Revolving Credit Agreement dated as of March , 2004 (as the same may hereafter be amended, the
                           ---
"CREDIT AGREEMENT") by and among WESTCOL CENTER, LLC, 30 WEST PERSHING, LLC AND EPR HIALEAH, INC. (collectively, the "BORROWER"), and ENTERTAINMENT PROPERTIES TRUST, as Guarantor, Fleet National Bank for itself and as Agent, and the other Lenders from time to time party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

     Pursuant to the Credit Agreement, Borrower and Guarantor are furnishing to you herewith (or have most recently furnished to you) the consolidated financial statement of Borrower, Guarantor and its Consolidated Subsidiaries for the
fiscal period ended                   (the "BALANCE SHEET DATE"). Such financial
                     ---------------
statement has been prepared in accordance with GAAP and presents fairly the consolidated financial position of Borrower, Guarantor and its Consolidated Subsidiaries covered thereby at the date thereof and the results of its operations for the periods covered thereby, subject in the case of interim statements only to normal year-end audit adjustments.

     This certificate (including the attached schedule) is submitted in compliance with requirements of ss.5.4(b), ss.7. 4(c), ss.7. 5(e), Article 9 or ss.10.12 of the Credit Agreement. If this certificate is provided UNDeR a provision other than ss.7.4(c), the calculations provided below are made using the consolidated financial statemenT of Borrower as of the Balance Sheet Date adjusted in the best good faith estimate of Borrower to give effect to the making of a Loan, acquisition or disposition of property or other event that occasions the preparation of this certificate; and the nature of such event and the estimate of Borrower of its effects are set forth in reasonable detail in an attachment hereto. The undersigned officer is the chief financial officer or chief accounting officer of Borrower.

     The undersigned representatives have caused the provisions of the Loan Documents to be reviewed and have no knowledge of any Default or Event of Default. (Note: If the signer does have knowledge of any Default or Event of Default, the form of certificate should be revised to specify the Default or Event of Default, the nature thereof and the actions taken, being taken or proposed to be taken by the Borrower with respect thereto.)

     Borrower is providing the attached information to demonstrate compliance as of the date hereof with the covenants described in the attachment hereto.

     IN WITNESS  WHEREOF,  the  undersigned  have duly executed this  Compliance
Certificate this       day of               , 200  .
                 -----        --------------     --


                                        30 WEST PERSHING, LLC,
                                        a Missouri limited liability company


                                        By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                        WESTCOL CENTER, LLC,
                                        a Delaware limited liability company


                                        By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                        EPR HIALEAH, INC.
                                        a Missouri corporation


                                        By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                        ENTERTAINMENT PROPERTIES TRUST
                                        a Maryland real estate investment trust


                                        By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                    EXHIBIT L


                   FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

     Reference is made to that certain Amended and Restated Master Credit Agreement dated as of March , 2004, (as the same may be amended or modified
                             ---
from time to time, the "CREDIT AGREEMENT"), among 30 West Pershing, LLC, EPR Hialeah, Inc., and Westcol Center, LLC (each, jointly and severally, a "BORROWER"; collectively, the "BORROWERS"), Entertainment Properties Trust, as guarantor thereunder, the financial institutions party thereto, as lenders and Fleet National Bank, for itself and as agent for the Lenders (in such capacity, the "AGENT"). Terms defined in the Credit Agreement are used herein with the same meanings.

     1. The undersigned assignor (the "ASSIGNOR") hereby sells and assigns, without recourse, to the undersigned assignee (the "ASSIGNEE"), and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the effective date set forth below, the interests set forth below (the "ASSIGNED INTEREST") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth below in the Commitments of the Assignor on the effective date and the Loans including any Letters of Credit owing to the Assignor which are outstanding on the effective date, together with unpaid interest accrued on the assigned Loans or Letters of Credit to the effective date and the amount, if any, set forth below of the fees accrued to the effective date for the account of the Assignor. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in the Credit Agreement, a copy of which has been received by each such party. From and after the effective date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interest assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     2. This Assignment and Acceptance is being delivered to the Agent together with (i) the Notes evidencing the Loans included in the Assigned Interest, (ii) if the Assignee is organized under the laws of a jurisdiction outside the United States, such forms as may be required by the Agent, duly completed and executed by such Assignee and (iii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form of Exhibit L-1 to the Credit Agreement.

     3. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK


Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective date of Assignment (may not be fewer than 5 Business Days after the Date of Assignment):

Percentage Assigned of Commitments (set forth,
as a percentage of the Aggregate
Allocations:            %
             -----------

Principal Amount
Assigned: $

Fees Assigned (if any):



The terms set forth above are hereby agreed to:


                             as Assignor
-----------------------------

By:
     -----------------------------
Name:
     -----------------------------
Title:
     -----------------------------


                            as Assignee
----------------------------

By:
     -----------------------------
Name:
     -----------------------------
Title:
     -----------------------------

                                   EXHIBIT L-1

                       FORM OF ADMNISTRATIVE QUESTIONNAIRE


Please accurately complete the following information and return via FAX to the attention of James B. McLaughlin, Director, Structured Real Estate, Fleet National Bank, as soon as possible.

Fax Number: (617) 434-0645

                     LEGAL NAME TO APPEAR IN DOCUMENTATION:



                 GENERAL INFORMATION - DOMESTIC LENDING OFFICE:

Institution Name:
Street Address:
City, State, Zip Code:
CONTACTS/NOTIFICATION METHODS:
CREDIT CONTACTS:
Primary Contact:
Street Address:
City, State, Zip Code:
Phone Number:
FAX Number:
Backup Contact:
Street Address:
City, State, Zip Code:
Phone Number:
FAX Number:
TAX WITHHOLDRNG:

Non Resident Alien             Y*
* Form 4224 Enclosed
Tax ID Number

                         CONTACTS/NOTIFICATION METHODS:

ADMINISTRATIVE CONTACTS - BORROWINGS, PAYDOWNS, INTEREST, FEES, ETC.

Contact:
Street Address:
City, State, Zip Code:
Phone Number:
FAX Number:

PAYMENT INSTRUCTIONS:

Name of Bank where funds are to be transferred:
Routing Transit/ABA number of Bank where funds are to be transferred:
Name of Account, if applicable:
Account Number:
Additional Information:


MAILINGS:

Please specify who should receive financial information:
Name:
Street Address:
City, State, Zip Code:

It is very important that all of the above information is accurately filled in and returned promptly. If there is someone other than yourself who should receive this questionnaire, please notify me of their name and FAX number and we will FAX them a copy of the questionnaire. If you have any questions, please call me at (617) 434-0645.


PARTICIPANT INFORMATION

Participant Name:
Address:
Primary Contact:
Title:
Department:
Phone Number:
Facsimile 9:
Alternate Contact:
Phone Number:
Facsimile #:
Account Officer:
Phone Number:
Tax ID #:
Commitment Percentage:
Maximum Commitment:
Interest Rate and Fees:

WIRE INSTRUCTIONS TO YOUR BANK:

Bank Name:
Department Name:
ABA 9:
A/C #:
Attention:
Client Name/Ref

AGENT'S WIRE INSTRUCTIONS:

Name:
ABA 9:
A/C #: (to be assigned)
Tax ID #:
Attention:
Client Name/Ref

                                   SCHEDULE 1

                             LENDERS AND COMMITMENTS

                                                                    Commitment
LENDER                                        COMMITMENT            PERCENTAGE

Fleet National Bank                         $35,500,000.00             23.33%
100 Federal Street
Boston, Massachusetts 02110
Attn: James McLaughlin
 Structured Real Estate
Tel:  (617) 434-1448
Fax: (617) 434-0645

Royal Bank of Canada                        $25,000,000.00             16.67%
One Liberty Plaza, 4th Floor
165 Broadway
New York, NY 10006
Attn:  Gordon MacArthur
Tel: (212) 428-2324
Fax: (212) 428-6459

JPMorgan Chase Bank                         $25,000,000.00             16.67%
270 Park Avenue, 4th Floor
New York, NY 10017
Attn:  Donald Shokrian
Tel:  (212) 270-0606
Fax: (212) 270-0213

Sovereign Bank                              $14,500,000.00             9.67%
75 State Street
MA1SST 04-11
Boston, MA 02110
Attn:  T. Gregory Donohue
Tel: (617) 757-5578
Fax: (617) 757-5652

MidFirst Bank                               $10,000,000.00              6.67%
501 NW Grand Boulevard
Oklahoma City, OK 73118
Attn:  Pam Bradshaw
Tel: (405) 767-7136
Fax: (405) 767-5627

Bank Midwest, N.A.                          $10,000,000.00             6.67%
1100 Main, Ste. 350
Kansas City, MO 64105
Attn:  Dave Rambo
Tel: (816) 471-9800

UMB Bank, N.A.                              $10,000,000.00             6.67%
1010 Grand Blvd.
Kansas City, MO 64106
Attn:  Robert Elbert
Tel: (816) 860-7116
Fax: (816) 860-7143

First National Bank of Kansas               $10,000,000.00             6.67%
6201 College Boulevard
Overland Park, KS 66211
Attn:  John C. Taylor
Tel: (913) 266-9318
Fax: (913) 266-9150

Fleet National Bank                         $10,000,000.00             6.67%
100 Federal Street
Boston, Massachusetts 02110
Attn: James McLaughlin
 Structured Real Estate
Tel:  (617) 434-1448
Fax: (617) 434-0645

                                   SCHEDULE 3

                  ELIGIBLE REAL ESTATE QUALIFICATION DOCUMENTS

With respect to any parcel of Real Estate of the Borrower or a Guarantor proposed to be included in the Collateral, each of the following:

     (a) SECURITY DOCUMENTS. Such Security Documents relating to such Real Estate as the Agent shall in good faith require, duly executed and delivered by the respective parties thereto.

     (b) ENFORCEABILITY OPINION. If required by the Agent, the favorable legal opinion of counsel to Borrower or such Guarantor, from counsel reasonably acceptable to the Agent and qualified to practice in the State in which such Real Estate is located, addressed to the Lenders and the Agent covering the enforceability of such Security Documents and such other matters as the Agent shall reasonably request.

     (c) PERFECTION OF LIENS. Evidence reasonably satisfactory to the Agent that the Security Documents are effective to create in favor of the Agent a legal, valid and enforceable first lien or security title and security interest in such Real Estate and that all filings, recordings, deliveries of instruments and other actions necessary or desirable to protect and preserve such liens or security title or security interests have been duly effected.

     (d) SURVEY AND TAXES. The Survey of such Real Estate, together with the Surveyor Certification and evidence of payment of all real estate taxes, assessments and municipal charges on such Real Estate which on the date of determination are required to have been paid under ss.7.8.

     (e) TITLE INSURANCE; TITLE EXCEPTION DOCUMENTS. The Title Policy covering such Real Estate, including all endorsements thereto, and together with proof of payment of all fees and premiums for such policy, and true and accurate copies of all documents listed as exceptions under such policy.

     (f) UCC CERTIFICATION. A certification from the Title Insurance Company, records search firm, or counsel satisfactory to the Agent that a search of the appropriate public records disclosed no conditional sales contracts, security agreements, chattel mortgages, leases of personalty, financing statements or title retention agreements which affect any property, rights or interests of the Borrower or such Guarantor that are or are intended to be subject to the security interest, security title, assignments, and mortgage liens created by the Security Documents relating to such Real Estate except to the extent that the same are discharged and removed prior to or simultaneously with the inclusion of the Real Estate in the Collateral.

     (g) MANAGEMENT AGREEMENT. A true copy of the Management Agreement, if any, relating to such Real Estate, which shall be in form and substance reasonably satisfactory to the Agent.

     (h) LEASES. True copies of all Tenant Leases relating to such Real Estate together with Lease Summaries for all such Leases if available, together with true copies of such other Leases (and Lease Summaries with respect thereto) as the Agent or the Required Lenders may request and a Rent Roll for such Real Estate certified by the Borrower or Guarantor as accurate and complete as of a recent date, each of which shall be in form and substance reasonably satisfactory to the Required Lenders.

     (i) LEASE FORM. The form of Lease, if any, to be used by the Borrower or such Guarantor in connection with future leasing of such Mortgaged Property, which shall be in form and substance reasonably satisfactory to the Agent.

     (j) SUBORDINATION AGREEMENTS. A Subordination, Attornment and Non-Disturbance Agreement from each Tenant and each other tenant of such Real Estate as required by the Agent (provided that Borrower shall only be obligated to use reasonable efforts to obtain such agreements).

     (k) ESTOPPEL CERTIFICATES. Estoppel certificates from each Tenant, and from all other tenants of such Real Estate as requested by Agent, such certificates to be dated not more than sixty (60) days prior to the inclusion of such Real Estate in the Collateral, each such estoppel certificate to be in form and substance reasonably satisfactory to the Agent, provided, however, that Borrower shall only be obligated to use reasonable efforts to obtain such estoppels.

     (l) CERTIFICATES OF INSURANCE. Each of (i) a current certificate of insurance as to the insurance maintained by the Borrower or such Guarantor on such Real Estate (including flood insurance if necessary) from the insurer or an independent insurance broker dated as of the date of determination, identifying insurers, types of insurance, insurance limits, and policy terms; (ii) certified copies of all policies evidencing such insurance (or certificates therefor signed by the insurer or an agent authorized to bind the insurer); and (iii) such further information and certificates from the Borrower or such Guarantor, its insurers and insurance brokers as the Agent may reasonably request, all of which shall be in compliance with the requirements of this Agreement.

     (m) CERTIFICATION REGARDING PHYSICAL CONDITION. A certification from the chief executive or chief financial officer of Borrower that such Real Estate complies with the terms of ss.6.23.

     (n) HAZARDOUS SUBSTANCE ASSESSMENTS. A hazardous waste site assessment report addressed to the Agent (or the subject of a reliance letter addressed to, and in a form reasonably satisfactory to, the Agent) concerning Hazardous Substances and asbestos on such Real Estate dated or updated not more than three months prior to the inclusion of such Real Estate in the Collateral, from the Environmental Engineer, such report to contain no qualifications except those that are acceptable to the Required Lenders in their sole discretion and to otherwise be in form and substance satisfactory to the Agent in its sole discretion.

     (o) ZONING AND LAND USE COMPLIANCE. Such evidence regarding zoning and land use compliance as the Agent may require and approve in its reasonable discretion.

     (p) BUDGET. An operating and capital expenditure budget for such Real Estate in form and substance reasonably satisfactory to the Required Lenders. The capital expenditure budget for the Real Estate must show adequate reserves or cash flow to cover capital expenditure needs of the Real Estate.

     (q) OPERATING STATEMENTS. Operating statements for such Real Estate in the form of such statements delivered to the Lenders under ss.7.4(c) covering each of the four fiscal quarters ending immediately prior to thE addition of such Real Estate to the Collateral, to the extent available. Such operating statements shall be subject to the approval of the Required Lenders.

     (r) ENVIRONMENTAL DISCLOSURE. Such evidence regarding compliance with ss.6.20(d) as Agent maY require.

     (s) ADDITIONAL DOCUMENTS. Such other agreements, documents, certificates, reports or assurances as the Agent may reasonably require.

                                  SCHEDULE 6.3

                   LIST OF ALL ENCUMBRANCES ON BORROWER ASSETS

                                  SCHEDULE 6.5

                    MATERIAL CHANGES TO MORTGAGED PROPERTIES

                                  SCHEDULE 6.7

                         PENDING LITIGATION OF BORROWER

                                  SCHEDULE 6.15

              LIST OF TRANSACTIONS WITH AFFILIATES AND SUBSIDIARIES

                                  SCHEDULE 6.20

                             ENVIRONMENTAL RELEASES

                                SCHEDULE 6.21(A)


                         SUBSIDIARIES OF THE GUARANTORS

                                SCHEDULE 6.21(B)


        AFFILIATES OF THE BORROWER, THE GUARANTORS AND THEIR SUBSIDIARIES

                                  SCHEDULE 6.22

                         MONETARY DEFAULTS UNDER LEASES

                                  SCHEDULE 6.25

                            MATERIAL LOAN AGREEMENTS

                                TABLE OF CONTENTS

                                                                            Page


                             EXHIBITS AND SCHEDULES



Exhibit A         Intentionally Deleted.

Exhibit B         FORM OF REVOLVING CREDIT NOTE

Exhibit E         FORM OF UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

Exhibit H         FORM OF REQUEST FOR REVOLVING CREDIT LOAN

Exhibit I         LETTER OF CREDIT REQUEST

Exhibit J         FORM OF BORROWING BASE CERTIFICATE

Exhibit K         FORM OF COMPLIANCE CERTIFICATE

Exhibit L         FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

Exhibit L-1       FORM OF ADMINISTRATIVE QUESTIONNAIRE

Schedule 1        COMMITMENTS

Schedule 3        ELIGIBLE REAL ESTATE QUALIFICATION DOCUMENTS

Schedule 6.3      LIST OF ALL ENCUMBRANCES ON BORROWER ASSETS

Schedule 6.5      MATERIAL CHANGES TO MORTGAGED PROPERTIES

Schedule 6.7      PENDING LITIGATION OF BORROWER

Schedule 6.15     LIST OF TRANSACTIONS WITH AFFILIATES AND SUBSIDIARIES

Schedule 6.20     ENVIRONMENTAL RELEASES

Schedule 6.21(a)  SUBSIDIARIES OF THE BORROWER AND THE GUARANTORS

Schedule 6.21(b)  AFFILIATES OF THE BORROWER THE GUARANTORS AND THEIR
                  SUBSIDIARIES

Schedule 6.22     MONETARY DEFAULTS UNDER LEASES

Schedule 6.25     MATERIAL LOAN AGREEMENTS